   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1996

                                             REGISTRATION NOS. 33-75292/811-3240
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-4
                             ---------------------


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No.                 / /
                        Post Effective Amendment No. 5              /X/
                                    and/or
                 REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940
                        Amendment No. 45                            /X/


                             ---------------------
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 526-5251
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             ---------------------

                            DAVID H. DEN BOER, ESQ.
                    VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

               It is proposed that this filing will become effective:
               __ immediately upon filing pursuant to paragraph (b) of Rule 485

               __ on (date) pursuant to paragraph (b) of Rule 485

               X 60 days after filing pursuant to paragraph (a)(1) of Rule 485 __ on (date) pursuant to paragraph (a)(1) of Rule 485


     PURSUANT TO RULE 24F-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. THE REGISTRANT FILED RULE 241-2 NOTICES ON FEBRUARY 21, 1996 FOR ITS MOST RECENT FISCAL YEAR ENDING DECEMBER 31, 1995.

                 SEQUENTIAL NUMBER SYSTEM: PAGE    OF    PAGES
                  EXHIBIT INDEX ON SEQUENTIAL PAGE NUMBER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A
                       PORTFOLIO DIRECTOR CONTRACT SERIES
                                    FORM N-4
                                     UNDER
                         THE SECURITIES ACT OF 1933 AND
                       THE INVESTMENT COMPANY ACT OF 1940

                             ---------------------

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(a))


ITEM NO.                                                              PROSPECTUS CAPTION
--------                                                              ------------------
PART A
    1.  Cover Page.......................................  Cover Page
        Profile..........................................
    2.  Definitions......................................  About the Prospectus
    3.  Synopsis.........................................  About Portfolio Director, About VALIC,
                                                           About VALIC Separate Account A
    4.  Condensed Financial Information..................  Selected Purchase Unit Data
    5.  General Description of Registrant, Depositor and
        Portfolio Companies..............................  About VALIC, About VALIC Separate
                                                           Account A, Variable Account Options
    6.  Deductions and Expenses..........................  Fees and Charges, Surrender of Account
                                                           Value
    7.  General Description of Variable Annuity
        Contracts........................................  Transfers Between Investment Options
                                                           Purchase Period, Payout Period,
                                                           Surrender of Account Value, Other
                                                           Contract Features
    8.  Annuity Period...................................  Payout Period
    9.  Death Benefit....................................  Death Benefits
   10.  Purchase and Contract Value......................  Fees and Charges, Purchase Period
   11.  Redemptions......................................  Surrender of Account Value
   12.  Taxes............................................  Federal Tax Matters
   13.  Legal Proceedings................................  Not Applicable
   14.  Table of Contents of the Statement of Additional
        Information......................................  Contents of Statement of Additional
                                                           Information
                                                                   STATEMENT OF ADDITIONAL
ITEM NO.                                                             INFORMATION CAPTION
--------                                                           -----------------------
PART B
   15.  Cover Page.......................................  Cover Page
   16.  Table of Contents................................  Table of Contents
   17.  General Information and History..................  General Information
   18.  Services.........................................  Experts; Distribution of Variable
                                                           Annuity Contracts
   19.  Purchase of Securities Being Offered.............  Calculation of Surrender Charge;
                                                           Purchase Unit Value; Exchange Privilege
   20.  Underwriters.....................................  Distribution of Variable Annuity
                                                           Contracts
   21.  Calculation of Performance Data..................  Performance Calculations
   22.  Payout Payments..................................  Payout Payments
   23.  Financial Statements.............................  Financial Statements


PART C

     Information required to be set forth in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
VARIABLE ANNUITY CONTRACTS
(PORTFOLIO DIRECTOR CONTRACT SERIES)
SEPARATE ACCOUNT A.                                                  May 1, 1996

PROSPECTUS

Portfolio Director Contract Series consists of group and individual variable annuity contracts ("Portfolio Director") that are offered by The Variable Annuity Life Insurance Company. Portfolio Director may be available to you when you participate in a retirement program that qualifies for deferral of federal income taxes. Non-qualified contracts are also available. Portfolio Director is composed of the following contract forms: UIT-194, UITG-194, UITN-194, UIT-IRA-194 and UIT-SEP-194. Different variations of Portfolio Director are sometimes referred to as "Series." Portfolio Director currently has Series 1 through 10.

Portfolio Director permits you to invest in and receive retirement benefits from Fixed Account Options and/or Variable Account Options. Each of these investment options is explained more fully in this prospectus. Here is a list of these investment options:

Two Fixed Account Options:                o Fixed Account Plus
                                          o Short-Term Fixed Account

Sixteen Variable Account Options
(through a variety of mutual funds):

     o American General Series Portfolio Company:
         Stock Index Fund                     Government Securities Fund
         MidCap Index Fund                    International Government Bond Fund
         Small Cap Index Fund                 Social Awareness Fund
         International Equities Fund          Science & Technology Fund
         Growth Fund                          Money Market Fund
         Growth & Income Fund                 Timed Opportunity Fund
         Capital Conservation Fund

     o Dreyfus Variable Investment Fund:

         Dreyfus Small Cap Fund

     o Templeton Variable Products Series Fund:
         Templeton International Fund         Templeton Asset Allocation Fund

--------------------------------------------------------------------------------

This prospectus provides you with information you should know before investing in Portfolio Director. This prospectus is accompanied by the three current prospectuses for the mutual fund options listed above. Please read and retain each of these prospectuses for future reference.

A Statement of Additional Information, dated May 1, 1996, has been filed with the Securities and Exchange Commission. This Statement of Additional Information contains additional information about Portfolio Director and is part of this prospectus. For a free copy, complete and return the form contained in the back of this prospectus or call 1-800-44-VALIC.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES. ALSO, IT HAS NOT PASSED ON WHETHER THIS PROSPECTUS IS ADEQUATE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                       Page
                                       ----
About the Prospectus..................   4
Profile of Portfolio Director
  Contract............................   5
Fee Table.............................   7
Selected Purchase Unit Data...........  10
About Portfolio Director..............  12
About VALIC...........................  12
About VALIC Separate Account A........  12
Variable Account Options..............  14
     Summary of Funds.................  14
Purchase Period.......................  32
     Purchase Payments................  32
     Purchase Units...................  32
     Calculation of Purchase Unit
       Value..........................  32
     Choosing Investment Options......  33
          Fixed Account Options.......  33
          Variable Account Options....  33
     Stopping Purchase Payments.......  34
Transfers Between Investment
  Options.............................  35
     During the Purchase Period.......  35
     During the Payout Period.........  35
     Communicating Transfer or
       Reallocation Instructions......  35
     Effective Date of Transfer.......  36
Fees and Charges......................  37
     Account Maintenance Fee..........  37
     Surrender Charges................  37
          Amount of Surrender
            Charges...................  37
          10% Free Withdrawal.........  37
          Exceptions to Surrender
            Charges...................  38
     Premium Tax Charge...............  38
     Separate Account Charges.........  38
     Fund Annual Expense Charge.......  39
     Other Tax Charges................  39
     Reduction or Waiver of Account
       Maintenance Fee or Surrender
       Charges........................  39
Payout Period.........................  40
     Fixed Payout.....................  40
     Variable Payout..................  40
     Combination Fixed and Variable
       Payout.........................  40

                                       Page
                                       ----
     Payout Date......................  40
     Payout Options...................  41
     Enhancements to Payout Options...  41
     Payout Information...............  41
Surrender of Account Value............  43
     When Surrenders are Allowed......  43
     Amount That May Be Surrendered...  43
     Surrender Restrictions...........  43
     Partial Surrenders...............  43
     Systematic Withdrawals...........  43
     Surrenders Required By Federal
       Tax Law........................  44
Exchange Privilege....................  45
     Restrictions on Exchange
       Privilege......................  45
     Taxes and Conversion Costs.......  45
     Surrender Charges................  45
     Exchange Offers..................  45
     Comparison of Contracts..........  46
     Features of Portfolio Director...  46
     Agents' and Managers' Retirement
       Plan Exchange Offer............  46
Death Benefits........................  48
     Beneficiary Information..........  48
     Special Information for
       Individual Non-Tax Qualified
       Contracts......................  48
     During the Purchase Period.......  48
          Interest Guaranteed Death
            Benefit...................  48
          Standard Death Benefit......  49
     During the Payout Period.........  49
How to Review Investment Performance
  of Separate Account Divisions.......  50
     Types of Investment Performance
       Information Advertised.........  50
     Yield Performance Information....  51
Other Contract Features...............  52
Voting Rights.........................  52
Federal Tax Matters...................  54
     Type of Plans....................  54
     Tax Consequences in General......  54
     Effect of Tax-Deferred
       Accumulations..................  55

    f

ABOUT THE PROSPECTUS

     Unless otherwise specified in this prospectus, the words we, our, Company, and VALIC mean The Variable Annuity Life Insurance Company. The words you and your, unless otherwise specified in this prospectus, mean the participant, contract owner, annuitant or beneficiary.

     PARTICIPANT -- the individual, (in most cases you are the Participant) for whom Purchase Payments are made.

     We will use a number of other specific terms in this prospectus. We will, when that term is used in the prospectus, provide you with a definition of that term. The terms used in this prospectus for which we will provide you a definition are:

          Account Value
          Annuitant
          Assumed Investment Rate
          Beneficiary
          Contract Owner
          Division
          Fixed Account Options
          Home Office
          Mutual Fund or Fund
          Participant
          Participant Year
          Payout Period
          Payout Unit
          Purchase Payments
          Purchase Period
          Purchase Unit
          VALIC Separate Account A
          Variable Account Options

This prospectus is being given to you to help you make decisions for selecting various investment options and benefits to plan and save for your retirement. It is intended to provide you with information about VALIC, Portfolio Director, and saving for your retirement.

     The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns which are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

     This prospectus describes a contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

     For specific information about the Variable Account Options, you should refer to the three mutual fund prospectuses you have been given with this document. You should keep these prospectuses to help answer any questions you may have in the future.

     Following this introduction is a summary of the major features and options of Portfolio Director. This summary is called the "Profile of Portfolio Director Contract." It is intended to provide you with a brief overview of those sections discussed in more detail in this prospectus.

                     PROFILE OF PORTFOLIO DIRECTOR CONTRACT

     Portfolio Director is VALIC's combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of Portfolio Director's major features is presented below. For a more detailed discussion of the Portfolio Director Contract, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

     Portfolio Director offers you a choice from among 16 Variable Account Options and two Fixed Account Options. You may invest in up to seven of these investment options at any one time.

----------------------------------------------------------------------------------------------------------------------------
                      FIXED ACCOUNT
                      OPTIONS
----------------------------------------------------------------------------------------------------------------------------
FIXED                 Fixed                        Guaranteed high current               --                    --
OPTIONS               Account                      interest income
                      ------------------------------------------------------------------------------------------------------
                      Plus
                      Short-Term                   Guaranteed current                    --                    --
                      Fixed Account                interest income
----------------------------------------------------------------------------------------------------------------------------
                      VARIABLE INVESTMENT          INVESTMENT
                      OPTIONS                      STRATEGY                              ADVISER               SUBADVISER
----------------------------------------------------------------------------------------------------------------------------
INDEX                 Stock Index Fund             Growth through investments tracking    VALIC                Bankers Trust
EQUITY                                             the S&P 500(R) Index
FUNDS                 ------------------------------------------------------------------------------------------------------
                      MidCap                       Growth through investments tracking    VALIC                Bankers Trust
                      Index Fund                   the S&P MidCap 400(R) Index
                      ------------------------------------------------------------------------------------------------------
                      Small Cap                    Growth through investments tracking    VALIC                Bankers Trust
                      Index Fund                   the Russell 2000(R) Index
                      ------------------------------------------------------------------------------------------------------
                      International                Growth through investments tracking    VALIC                N/A
                      Equities Fund                the EAFE Index
----------------------------------------------------------------------------------------------------------------------------
ACTIVELY              Templeton                    Growth through investments outside    Templeton             N/A
MANAGED               International Fund           the U.S.
EQUITY                Dreyfus Small                Growth through investments            Dreyfus               N/A
FUNDS                 Cap Fund                     in smaller companies
                      ------------------------------------------------------------------------------------------------------
                      Growth Fund                  Growth through investments            VALIC                 T. Rowe Price
                                                   in service sector companies
                      ------------------------------------------------------------------------------------------------------
                      Growth &                     Growth and income                     VALIC                 Value Line
                      Income                       through investments in stocks or
                      Fund                         securities convertible into stocks
----------------------------------------------------------------------------------------------------------------------------
INCOME                Capital                      Income and possible growth            VALIC                 N/A
FUNDS                 Conservation                 through investments in high quality
                      Fund                         debt securities
                      ------------------------------------------------------------------------------------------------------
                      Government                   Income and possible growth            VALIC                 N/A
                      Securities                   through investments in intermediate
                      Fund                         & long-term government debt
                                                   securities
                      ------------------------------------------------------------------------------------------------------
                      International                Income and possible growth through    VALIC                 N/A
                      Government                   investments in high quality foreign
                      Bond Fund                    government debt securities
----------------------------------------------------------------------------------------------------------------------------
SPECIALTY             Social                       Growth through investments in         VALIC                 N/A
FUNDS                 Awareness                    stocks of companies meeting social
                      Fund                         criteria of the Fund
                      ------------------------------------------------------------------------------------------------------
                      Science &                    Growth through investments in         VALIC                 T. Rowe Price
                      Technology                   stocks of companies which
                      Fund                         benefit from development of science
                                                   and technology
----------------------------------------------------------------------------------------------------------------------------
MONEY                 Money Market                 Income through investments in         VALIC                 N/A
MARKET                Fund                         short-term money market
FUND                                               securities
----------------------------------------------------------------------------------------------------------------------------
ASSET                 Timed Opportunity            Maximum return through investments    VALIC                 N/A
ALLOCATION            Fund                         in a mix of stocks, bonds and money
FUND                                               Market securities
                      ------------------------------------------------------------------------------------------------------
                      Templeton                    Flexible policy of investing in       Templeton             N/A
                      Asset                        stocks and debt obligations of
                      Allocation                   companies and governments
                      Fund                         of any nation
----------------------------------------------------------------------------------------------------------------------------

     A detailed description of the investment policy of each Fund can be found in the section of the prospectus entitled "Variable Account Options," and also in the current prospectus for each Fund mentioned.

INTEREST GUARANTEED DEATH BENEFIT

     Portfolio Director offers a death benefit with an interest guarantee when death occurs prior to your reaching age 70.

     To learn more about the interest guaranteed death benefit, refer to the section in the prospectus entitled "Death Benefits."

     This contract provision is not available in some states.

LOANS

     Portfolio Director offers a tax-free loan provision for tax-qualified contracts that gives you access to your money in either of the Fixed Account Options, subject to a minimum loan amount of $1,000. The availability of loans is subject to government regulations, as well as your employer's plan provisions.

     Keep in mind that tax laws place restrictions on withdrawals (i.e. loans which are not repaid) if made prior to age 59 1/2.

TRANSFERS

     There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period.

     Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before they can be transferred to other investment options. In Fixed Account Plus, up to 20% of your Account Value may be transferred during each contract year to other investment options.

     Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each contract year.

     Transfers can be made by calling VALIC's toll-free transfer service at 1-800-621-7792. For more information on account transfers, see the "Transfers Between Investment Options" section in the prospectus.

FEES AND CHARGES

ACCOUNT MAINTENANCE FEE:

     If any of your account is invested in Variable Account Options, a quarterly account maintenance fee of $3.75 is charged to your account. If you invest only in Fixed Account Options during a calendar quarter no account maintenance fee is assessed.

SURRENDER CHARGE:

     Under some circumstances a surrender charge is made to your account. These situations are discussed in detail in the section of the prospectus entitled "Fees and Charges -- Surrender Charges." When this happens the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you made to your account during the last 60 months.

     Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

SEPARATE ACCOUNT CHARGES:

     Depending on the Variable Account Option you choose, you may incur a mortality and expense risk fee, computed at an annualized rate of 1% or 1.25% on the average daily net asset value of VALIC Separate Account A.

PREMIUM TAX CHARGE:

     Premium taxes ranging from zero to 3% are currently imposed by certain states and municipalities on Purchase Payments made under the contract.

FUND ANNUAL EXPENSE CHARGE:

     A daily charge based on a percentage of each Fund's average daily net asset balance is payable by each Fund to its investment adviser.

     Since some of these fees may not apply to your contract, consult your VALIC Retirement Plan Specialist to see how these provisions apply to you. More information on fees may be found in the prospectus under the headings "Fees and Charges" and "Fee Table."

PAYOUT OPTIONS

     When you withdraw your money, you can select from several payout options: a lifetime annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of the prospectus.

FEDERAL TAX INFORMATION

     Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs which receive favorable tax treatment under federal law. For a more detailed discussion of these income tax provisions, see the "Federal Tax Matters" section of the prospectus and of the Statement of Additional Information.

PURCHASE REQUIREMENTS

     Purchase Payments may be made at any time and in any amount, subject to plan limitations.

     For more information on Purchase Payments, refer to the "Purchase Period" section of the prospectus.

                                   FEE TABLE

CONTRACT OWNER/PARTICIPANT EXPENSES(1):

Account Maintenance Fee ($3.75 per quarter, annualized)...........................................  $15
  Maximum Surrender Charge(2).....................................................................    5.00%

SEPARATE ACCOUNT EXPENSES
(as a percentage of Separate Account net assets):


                                                                                    AGSPC FUNDS*      OTHER FUNDS*
                                                                                    ------------      ------------
  Mortality and Expense Risk Fee.....................................................   1.00%            1.25%

* -- see list of Funds under "Fund Annual Expenses" below.

FUND ANNUAL EXPENSES(3)
(as a percentage of Fund net assets):

                                                                              MANAGEMENT     OTHER      TOTAL FUND
                                                                                 FEES       EXPENSES     EXPENSES
                                                                              ----------    --------    ----------
AGSPC Funds:
  Stock Index..................................................................  0.29         0.09         0.38
  MidCap Index.................................................................  0.35         0.09         0.44
  Small Cap Index..............................................................  0.35         0.09         0.44
  International Equities.......................................................  0.35         0.10         0.45
  Growth.......................................................................  0.80         0.11         0.91
  Growth & Income..............................................................  0.75         0.11         0.86
  Capital Conservation.........................................................  0.50         0.08         0.58
  Government Securities........................................................  0.50         0.08         0.58
  International Government Bond................................................  0.50         0.09         0.59
  Social Awareness.............................................................  0.50         0.08         0.58
  Science & Technology.........................................................  0.90         0.10         1.00
  Money Market.................................................................  0.50         0.07         0.57
  Timed Opportunity............................................................  0.50         0.08         0.58

Other Funds:
  Dreyfus Small Cap............................................................  0.75         0.08         0.83
  Templeton International......................................................  0.49         0.22         0.71
  Templeton Asset Allocation...................................................  0.48         0.18         0.66

Example #1--Assuming surrender at the end of the period shown:

Total Expenses: You would pay the following expenses on a $1,000 investment under a typical Portfolio Director Contract invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                                          1 YEAR     3 YEARS      5 YEARS      10 YEARS
                                                                          ------     -------      -------      --------
Stock Index Division....................................................   $ 61        $ 96        $ 130        $ 176
MidCap Index Division...................................................     62          98          133          182
Small Cap Index Division................................................     62          98          133          182
International Equities Division.........................................     62          98          134          183
Templeton International Division........................................     67         113          160          238
Dreyfus Small Cap Division..............................................     68         117          166          250
Growth Division.........................................................     67         112          158          233
Growth & Income Division................................................     66         110          155          227
Capital Conservation Division...........................................     63         102          141          198
Government Securities Division..........................................     63         102          141          198
International Government Bond Division..................................     64         103          141          199
Social Awareness Division...............................................     63         102          141          198
Science & Technology Division...........................................     67         114          162          242
Money Market Division...................................................     63         102          140          196
Timed Opportunity Division..............................................     63         102          141          198
Templeton Asset Allocation Division.....................................     67         112          158          233

                            See footnotes on Page 8.

Example #2 -- Assuming no surrender at the end of the period shown:

Total Expenses. You would pay the following expenses on a $1,000 investment under a typical Portfolio Director Contract without a surrender charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                                       ------    -------     -------    --------
Stock Index Division..................................  $ 15       $ 46       $  80       $ 176
MidCap Index Division.................................    16         48          83         182
Small Cap Index Division..............................    16         48          83         182
International Equities Division.......................    16         49          84         183
Templeton International Division......................    21         64         110         238
Dreyfus Small Cap Division............................    22         68         116         250
Growth Division.......................................    20         63         108         233
Growth & Income Division..............................    20         61         105         227
Capital Conservation Division.........................    17         53          91         198
Government Securities Division........................    17         53          91         198
International Government Bond Division................    17         53          91         199
Social Awareness Division.............................    17         53          91         198
Science & Technology Division.........................    21         65         112         242
Money Market Division.................................    17         52          90         196
Timed Opportunity Division............................    17         53          91         198
Templeton Asset Allocation Division...................    20         63         108         233

Example #3 -- Assuming no account maintenance fee and no surrender at the end of the period shown:

Total Expenses. You would pay the following expenses on a $1,000 investment under a typical Portfolio Director Contract without a surrender charge or account maintenance fee imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                                       ------    -------     -------    --------
Stock Index Division..................................  $ 14       $ 44       $  76       $ 166
MidCap Index Division.................................    15         46          79         173
Small Cap Index Division..............................    15         46          79         173
International Equities Division.......................    15         46          79         174
Templeton International Division......................    20         62         106         229
Dreyfus Small Cap Division............................    21         65         112         242
Growth Division.......................................    19         60         103         224
Growth & Income Division..............................    19         59         101         218
Capital Conservation Division.........................    16         50          86         188
Government Securities Division........................    16         50          86         188
International Government Bond Division................    16         50          87         189
Social Awareness Division.............................    16         50          86         188
Science & Technology Division.........................    20         63         108         233
Money Market Division.................................    16         50          86         187
Timed Opportunity Division............................    16         50          86         188
Templeton Asset Allocation Division...................    19         60         103         224

------------

(1) Premium taxes are not shown here, but may be charged by some states. See:
    "Premium Tax Charge" in this prospectus.

(2) Reductions in the surrender charge and the account maintenance fee are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" and "Exceptions to Surrender Charges" in this prospectus.

(3) MANAGEMENT FEES: The annual management fees for the Stock Index Fund, MidCap Index Fund, Small Cap Index Fund and International Equities Fund are based on each Fund's average daily net asset value at the following rates: .35% of the first $500 million and .25% on the excess over $500 million. The annual management fees for Growth Fund, Growth & Income Fund, Science & Technology Fund, Social Awareness Fund, Timed Opportunity Fund, Capital Conservation Fund, Government Securities Fund, International Government Bond Fund, Money Market Fund, and Dreyfus Small Cap Fund are flat rates as shown regardless of the amount of Fund assets. The annual management fees for Templeton Asset Allocation Fund and Templeton International Fund are based on each Fund's average daily net asset value at the following rates: .50% of the first $200 million, .45% from $200 million up to $1.3 billion, and .40% on the excess over $1.3 billion. OTHER
    EXPENSES includes custody, accounting, reports to shareholders, audit, legal and other miscellaneous expenses.

Note: These examples should not be considered representations of past or future expenses for VALIC Separate Account A or for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The purpose of the Fee Table above is to help Contract Owners and Participants understand the various expenses of VALIC Separate Account A and the Funds which are, in effect, passed on to the Contract Owners and Participants.

This Fee Table, shows all charges and expenses which may be deducted from the assets of VALIC Separate Account A and from the Funds in which VALIC Separate Account A invests. For a further description of these charges and expenses, see "Fees and Charges" in this prospectus and "Investment Adviser" in the Series Company Prospectus and "Management of the Fund" in the Dreyfus Small Cap Fund Prospectus and "Management of the Trust" in the Templeton Variable Products Series Fund Prospectus. Any and all limitations on total charges and expenses are reflected in this Fee Table.

                          SELECTED PURCHASE UNIT DATA

                                                                                             INTER-
                                          STOCK            MIDCAP         SMALL CAP         NATIONAL        TEMPLETON
                                          INDEX            INDEX            INDEX           EQUITIES       INTERNATIONAL
                                       DIVISION 10(2)   DIVISION 4(1)    DIVISION 14      DIVISION 11      DIVISION 20
                                       ------------     ------------     ------------     ------------     ------------
December 31, 1995
 Purchase Units in Force.............   455,255,243      172,613,690       98,335,995      172,564,018      219,124,926
 Purchase Unit Value.................     $2.343900        $2.782677        $1.544896        $1.156454        $1.142586
December 31, 1994
 Purchase Units in Force.............   416,234,288      171,442,018      100,383,839      187,749,916       71,716,511
 Purchase Unit Value.................     $1.724134        $2.153183        $1.222329        $1.054460        $0.999282
July 11, 1994
 Purchase Unit Value(3)..............       --               --               --               --             $1.000000
April 29, 1994
 Purchase Unit Value(3)..............       --               --               --               --               --
December 31, 1993
 Purchase Units in Force.............   369,550,060      134,621,879       56,159,647      117,215,227          --
 Purchase Unit Value.................     $1.729327        $2.259378        $1.277199        $0.986387          --
December 31, 1992
 Purchase Units in Force.............   283,808,045       81,007,871        9,723,477       52,524,165
 Purchase Unit Value.................     $1.589718        $2.021271        $1.112790        $0.767135          --
May 1, 1992
 Purchase Unit Value(3)..............       --               --             $1.000000          --               --
December 31, 1991
 Purchase Units in Force.............    90,526,907       49,106,844          --            27,011,169          --
 Purchase Unit Value.................     $1.505641        $1.858030          --             $0.895250          --
October 1, 1991
 Purchase Unit Value(3)..............       --               --               --               --               --
December 31, 1990
 Purchase Units in Force.............    46,016,297       42,958,640          --            13,776,769
 Purchase Unit Value.................     $1.179000        $1.538017          --             $0.813423
December 31, 1989
 Purchase Units in Force.............    22,325,990       40,618,028          --             2,247,450
 Purchase Unit Value.................     $1.238782        $1.712671          --             $1.028405          --
October 2, 1989
 Purchase Unit Value(3)..............       --               --               --             $1.000000          --
December 31, 1988
 Purchase Units in Force.............     9,213,178       38,747,706          --               --               --
 Purchase Unit Value.................     $0.968670        $1.450217          --               --               --
December 31, 1987
 Purchase Units in Force.............     4,326,102       35,297,367          --               --               --
 Purchase Unit Value.................     $0.856238        $1.282662          --               --               --
April 20, 1987
 Purchase Unit Value(3)..............     $1.000000          --               --               --               --
December 31, 1986
 Purchase Units in Force.............       --            28,360,188          --               --               --
 Purchase Unit Value.................       --             $1.351553          --               --               --
January 16, 1986
 Purchase Unit Value(3)..............       --               --               --               --               --
December 31, 1985
 Purchase Units in Force.............       --            21,817,139          --               --               --
 Purchase Unit Value.................       --             $1.319494          --               --               --


                                         DREYFUS           GROWTH
                                        SMALL CAP           FUND
                                       DIVISION 18      DIVISION 15
                                       ------------     ------------
December 31, 1995
 Purchase Units in Force.............   267,735,219      164,417,848
 Purchase Unit Value.................     $1.332904        $1.466652
December 31, 1994
 Purchase Units in Force.............    85,169,871       32,633,370
 Purchase Unit Value.................     $1.043156        $1.001834
July 11, 1994
 Purchase Unit Value(3)..............     $1.000000          --
April 29, 1994
 Purchase Unit Value(3)..............       --             $1.000000
December 31, 1993
 Purchase Units in Force.............       --               --
 Purchase Unit Value.................       --               --
December 31, 1992
 Purchase Units in Force.............
 Purchase Unit Value.................       --               --
May 1, 1992
 Purchase Unit Value(3)..............       --               --
December 31, 1991
 Purchase Units in Force.............       --               --
 Purchase Unit Value.................       --               --
October 1, 1991
 Purchase Unit Value(3)..............       --               --
December 31, 1990
 Purchase Units in Force.............
 Purchase Unit Value.................
December 31, 1989
 Purchase Units in Force.............
 Purchase Unit Value.................       --               --
October 2, 1989
 Purchase Unit Value(3)..............       --               --
December 31, 1988
 Purchase Units in Force.............       --               --
 Purchase Unit Value.................       --               --
December 31, 1987
 Purchase Units in Force.............       --               --
 Purchase Unit Value.................       --               --
April 20, 1987
 Purchase Unit Value(3)..............       --               --
December 31, 1986
 Purchase Units in Force.............       --               --
 Purchase Unit Value.................       --               --
January 16, 1986
 Purchase Unit Value(3)..............       --               --
December 31, 1985
 Purchase Units in Force.............       --               --
 Purchase Unit Value.................       --               --

------------

(1) Effective October 1, 1991, the Fund underlying this Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Historical purchase unit values prior to October 1, 1991 reflect investment experience before these changes.

(2) Effective with the merger of Quality Growth Fund into Stock Index Fund on May 1, 1992, Quality Growth Division 9 was merged into Stock Index Division
    10. The merger of Divisions was accomplished by an exchange of units of Quality Growth Division 9 for units of Stock Index Division 10 of equivalent value as calculated at the close of business on April 30, 1992.

(3) Purchase Unit Value At Date Of Inception.

                                                 INTERNATIONAL     SOCIAL          SCIENCE
  GROWTH &         CAPITAL       GOVERNMENT      GOVERNMENT        AWARE-          & TECH-           MONEY           TIMED
   INCOME        CONSERVATION    SECURITIES         BOND            NESS            NOLOGY          MARKET        OPPORTUNITY
DIVISION 16      DIVISION 7      DIVISION 8      DIVISION 13     DIVISION 12     DIVISION 17      DIVISION 6      DIVISION 5
------------     -----------     -----------     -----------     -----------     ------------     -----------     -----------
  51,779,089      29,573,808      39,847,053      73,369,250      32,750,120      187,862,232      51,907,757      75,851,431
   $1.296577       $1.812011       $1.799475       $1.530780       $1.835102        $1.997175       $1.545802       $2.411022
  12,386,602      26,859,219      26,667,073      25,691,713      29,015,764       42,726,137      75,765,781      89,377,860
   $0.993168       $1.515278       $1.547150       $1.301357       $1.333899        $1.247713       $1.479129       $1.951533
     --              --              --              --              --               --              --              --
   $1.000000         --              --              --              --             $1.000000         --              --
     --           24,628,606      26,563,166      18,155,381      26,230,566          --           24,799,810      93,899,802
     --            $1.630069       $1.636228       $1.258340       $1.366979          --            $1.439327       $1.997266
     --           14,922,749      16,609,444       6,245,713      16,956,437          --           23,414,474      80,637,090
     --            $1.470167       $1.491537       $1.112826       $1.279516          --            $1.415690       $1.846025
     --              --              --              --              --               --              --              --
     --           11,069,044      11,694,890         953,038       8,447,711          --           25,545,494      76,624,765
     --            $1.366905       $1.405236       $1.090499       $1.250634          --            $1.384882       $1.878219
     --              --              --            $1.000000         --               --              --              --
     --            9,321,049       8,460,327         --            2,947,418          --           25,246,481      72,284,139
     --            $1.178361       $1.237104         --            $0.987666          --            $1.325393       $1.563444
     --            7,502,717       5,556,464         --              212,636          --           15,949,534      68,361,149
     --            $1.193583       $1.179231         --            $1.010003          --            $1.240599       $1.618165
     --              --              --              --            $1.000000          --              --              --
     --            3,996,455       3,408,919         --              --               --            9,429,191      65,817,325
     --            $1.078919       $1.062082         --              --               --            $1.149516       $1.397280
     --            2,343,021       2,074,588         --              --               --            4,121,853      59,631,901
     --            $1.018629       $1.011978         --              --               --            $1.087299       $1.286227
     --              --              --              --              --               --              --              --
     --            1,153,481       1,163,907         --              --               --              914,106      41,290,244
     --            $1.047718       $1.046062         --              --               --            $1.040484       $1.198662
     --            $1.000000       $1.000000         --              --               --            $1.000000         --
     --              --              --              --              --               --              --           30,770,485
     --              --              --              --              --               --              --            $1.100420

   TEMPLETON
     ASSET
  ALLOCATION
  DIVISION 19
  -----------
   78,494,505
    $1.205181
   32,807,602
    $0.995860
    $1.000000
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --
      --

     Financial statements of VALIC Separate Account A are included in the Statement of Additional Information, which is available upon request. Purchase units shown are for a Purchase Unit outstanding throughout the year under a representative Contract of the type invested in each column shown. The unit value of each Division of VALIC Separate Account A will not be the same on any given day as the net asset value per share of the underlying Fund of the Series Company and the other mutual fund portfolios described in this prospectus in which that Division invests. This is because each unit value consists of the underlying share's net asset value minus the charges to VALIC Separate Account
A. In addition, dividends declared by the underlying Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in VALIC Separate Account A does not change as a result of such distributions.

ABOUT PORTFOLIO DIRECTOR

     Portfolio Director was developed to help you save money for your retirement. It offers you a combination of fixed and variable investment options that you can invest in to help you reach your retirement savings goals. Your contributions to Portfolio Director can come from different sources, like payroll deductions or money transfers. Your retirement savings process with Portfolio Director will involve two stages: the Purchase Period; and the Payout Period. The first is when you make contributions into Portfolio Director called "Purchase Payments." The second, is when you receive your retirement payouts. For more information, see "Purchase Period" and the "Payout Period" in this prospectus.

     You may choose, depending upon your retirement savings goals, your personal risk tolerances and your retirement plan, to invest in the Fixed Account Options and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in Portfolio Director.

     All inquiries regarding Portfolio Director may be directed to your VALIC Regional Office at the addresses shown in the back of this prospectus.

ABOUT VALIC

     We are a life insurance company organized in 1955 and located in the State of Texas. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have Regional Offices throughout the United States. The addresses for these offices are given in the back of this prospectus.

     VALIC is a member of the American General Corporation group of companies. Members of the American General Corporation group of companies operate in each of the 50 states and Canada and collectively provide financial services with activities heavily weighted toward insurance. For more information about VALIC, see the Statement of Additional Information.

ABOUT VALIC SEPARATE ACCOUNT A

     When you direct money to Portfolio Director's Variable Account Options, you will be sending that money through VALIC's Separate Account A. You do not invest directly in the mutual funds made available in Portfolio Director. VALIC's Separate Account A invests in the mutual funds on behalf of your account.

     VALIC Separate Account A is made up of what we call "Divisions." Sixteen Divisions are available and represent the Variable Account Options in Portfolio Director. Each of these Divisions invests in a different mutual fund made available through Portfolio Director. For example, Division Ten represents and invests in the Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

     VALIC established Separate Account A in 1979 under Texas insurance law to allow you to be able to invest in a number of Variable Account Options available in Portfolio Director. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933.

     VALIC Separate Account A is administered and accounted for as part of VALIC's business operations. However, the income, capital gains or capital losses, whether or not realized of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of Portfolio Director VALIC Separate Account A may not be charged with the liabilities of any other VALIC operation. As stated in Portfolio Director, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to Portfolio Director be held exclusively for the benefit of the contract owner, participants, annuitants, and beneficiaries of Portfolio Director.

     MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

     When we discuss performance information in this prospectus, we mean the performance of a VALIC Separate Account A Division.

UNITS OF INTERESTS

     Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

                            VARIABLE ACCOUNT OPTIONS

     Portfolio Director enables you to participate in Divisions that represent sixteen Variable Account Options. These Divisions comprise all of the Variable Account Options that are made available to you through VALIC Separate Account A. See "About VALIC Separate Account A" in this prospectus.

     VARIABLE ACCOUNT OPTIONS -- investment options that correspond to Separate Account Divisions offered by Portfolio Director. Investment returns on Variable Account Options may be positive or negative depending on the investment performance of the underlying mutual fund.

     Each individual Division represents and invests, through VALIC's Separate Account A, in specific mutual funds. These mutual funds serve as the investment vehicles for Portfolio Director and include:

     -- AMERICAN GENERAL SERIES PORTFOLIO COMPANY -- offers 13 funds, for which
        VALIC serves as investment adviser.

     -- TEMPLETON VARIABLE PRODUCTS SERIES -- offers 2 funds, for which
        Templeton Investment Counsel, Inc. serves as investment adviser.

     -- DREYFUS VARIABLE INVESTMENT FUND -- offers 1 fund, for which The Dreyfus
        Corporation serves as investment adviser.

Each of these Funds is registered as a diversified open-end, management investment company and is regulated under the Investment Company Act of 1940. For complete information about each of these Funds, including charges and expenses, you should refer to the prospectus for that Fund. Additional copies are available from VALIC or you may contact your VALIC Regional Office at the addresses shown in the back of this prospectus.

     Shares of the Dreyfus Small Cap Fund, the Templeton Asset Allocation Fund, and the Templeton International Fund are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding. These risks are discussed in each Fund's prospectus.

SUMMARY OF FUNDS

     A brief summary of the investment objectives of each mutual fund is shown below. In addition to the investment objectives, the change in an Account Value of an assumed $10,000 investment in each of the Divisions is shown in both table and graph form. The Account Values shown are since the inception of the Division or the last 10 fiscal years, whichever is greater. The change in Account Values shown for the Dreyfus and Templeton Funds have been calculated on a pro forma basis using the inception dates of the Funds in which the corresponding Divisions invest.

     For more information about how these returns were calculated including a statement of the charges reflected, see "How to Review Investment Performance of Separate Account Divisions" in this prospectus. Any charges under Portfolio Director excluded from the calculation of these returns will further reduce your return.

                         STOCK INDEX FUND (DIVISION 10)

INVESTMENT OBJECTIVE

     Seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Standard & Poor's 500 Stock Index(R)*.

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
     APRIL 20, 1987                    $ VALUE        STIPULATED PAYMENT MADE APRIL 20, 1987
-------------------------              --------    ---------------------------------------------
       04/20/87......................  $ 10,000
       12/31/87......................     8,562
       12/31/88......................     9,687
       12/31/89......................    12,388
       12/31/90......................    11,790                      [GRAPH]
       12/31/91......................    15,056
       12/31/92......................    15,897
       12/31/93......................    17,293
       12/31/94......................    17,241
       12/31/95......................    23,439


---------------

* "Standard & Poor's(R)", "S&P(R)","S&P 500(R)" and "S&P MidCap 400(R)" are trademarks of Standard and Poor's ("S&P"). Neither the MidCap Index Fund nor the Stock Index Fund is sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in these Funds.

                         MIDCAP INDEX FUND (DIVISION 4)

INVESTMENT OBJECTIVE

     Seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Standard & Poor's MidCap 400(R) Index*.

     The performance information for the MidCap Index Division is shown in two separate sets of tables and graphs for the ten year period beginning January 1, 1986 and for the period beginning October 1, 1991. The latter period shows the performance of the MidCap Index Division since the change in investment objectives, investment program and investment restrictions of the underlying Fund. Selected Purchase Unit data for the last ten years for the MidCap Index Division appears on page 10 of this prospectus.

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
     OCTOBER 1, 1991                   $ VALUE        STIPULATED PAYMENT MADE OCTOBER 1, 1991
-------------------------              --------    ---------------------------------------------
       10/01/91......................  $ 10,000
       12/31/91......................    11,163
       12/31/92......................    12,143                      [GRAPH]
       12/31/93......................    13,574
       12/31/94......................    12,936
       12/31/95......................    16,718

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
    JANUARY 1, 1986                    $ VALUE        STIPULATED PAYMENT MADE JANUARY 1, 1986
-------------------------              -------     ---------------------------------------------
       01/01/86......................  $ 10,000
       12/31/86......................    10,243
       12/31/87......................     9,721
       12/31/88......................    10,991
       12/31/89......................    12,980
       12/31/90......................    11,656                       [GRAPH]
       12/31/91......................    14,081
       12/31/92......................    15,319
       12/31/93......................    17,123
       12/31/94......................    16,318
       12/31/95......................    21,089

                       SMALL CAP INDEX FUND (DIVISION 14)

INVESTMENT OBJECTIVE

     Seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Russell 2000(R) Index.**

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                             VALUE AT MONTHLY INTERVALS OF A $10,000
     MAY 1, 1992                       $ VALUE          STIPULATED PAYMENT MADE MAY 1, 1992
-------------------------              -------     ---------------------------------------------
       05/01/92......................  $ 10,000
       12/31/92......................    11,128
       12/31/93......................    12,772                       [GRAPH]
       12/31/94......................    12,223
       12/31/95......................    15,449



** The Russell 2000 Index is a trademark/service mark of the Frank Russell
   Company. RussellTM is a trademark of the Frank Russell Company.

                   INTERNATIONAL EQUITIES FUND (DIVISION 11)

INVESTMENT OBJECTIVE

     Seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the EAFE Index.

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
    OCTOBER 2, 1989                    $ VALUE        STIPULATED PAYMENT MADE OCTOBER 2, 1989
-------------------------              --------    ---------------------------------------------
       10/02/89......................  $ 10,000
       12/31/89......................    10,284
       12/31/90......................     8,134
       12/31/91......................     8,952                       [GRAPH]
       12/31/92......................     7,671
       12/31/93......................     9,864
       12/31/94......................    10,545
       12/31/95......................    11,565


                   TEMPLETON INTERNATIONAL FUND (DIVISION 20)

INVESTMENT OBJECTIVE

     Seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments, outside the United States. Any income realized will be incidental. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by S&P or Moody's or which are unrated by any agency.

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
     MAY 1, 1992                       $ VALUE          STIPULATED PAYMENT MADE MAY 1, 1992
-------------------------              -------     ---------------------------------------------
       05/01/92......................  $ 10,000
       12/31/92......................     9,311
       12/31/93......................    13,549                       [GRAPH]
       12/31/94......................    13,077
       12/31/95......................    14,952

                      DREYFUS SMALL CAP FUND (DIVISION 18)

INVESTMENT OBJECTIVE

     Seeks to maximize capital appreciation and invests principally in common stocks. This Fund will be particularly alert to companies which The Dreyfus Corporation considers to be emerging smaller-size companies which are believed to be characterized by new or innovative products, services, or processes which should enhance prospects for growth in future earnings.

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
    AUGUST 31, 1990                    $ VALUE        STIPULATED PAYMENT MADE AUGUST 31, 1990
-------------------------              -------    ---------------------------------------------
       08/31/90......................  $ 10,000
       12/31/90......................    10,168
       12/31/91......................    26,105
       12/31/92......................    44,181                       [GRAPH]
       12/31/93......................    73,477
       12/31/94......................    78,125
       12/31/95......................    99,825

                           GROWTH FUND (DIVISION 15)

INVESTMENT OBJECTIVE

     Seeks to provide long-term growth of capital through investment primarily in common stocks of U.S. growth companies engaged in service-related activities.

QUARTERLY VALUE OF A $10,000
  STIPULATED PAYMENT MADE                            VALUE AT MONTHLY INTERVALS OF A $10,000
     APRIL 29, 1994                   $ VALUE        STIPULATED PAYMENT MADE APRIL 29, 1994
----------------------------          --------    ---------------------------------------------
       04/29/94......................  $ 10,000
       06/30/94......................     9,527
       09/30/94......................    10,037
       12/31/94......................    10,018                       [GRAPH]
       03/31/95......................    11,246
       06/30/95......................    12,241
       09/30/95......................    13,920
       12/31/95......................    14,667


                       GROWTH & INCOME FUND (DIVISION 16)

INVESTMENT OBJECTIVE

     Seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

QUARTERLY VALUE OF A $10,000
  STIPULATED PAYMENT MADE                             VALUE AT MONTHLY INTERVALS OF A $10,000
     APRIL 29, 1994                    $ VALUE        STIPULATED PAYMENT MADE APRIL 29, 1994
-----------------------------          -------     ---------------------------------------------
       04/29/94......................  $ 10,000
       06/30/94......................     9,479
       09/30/94......................    10,033
       12/31/94......................     9,932                       [GRAPH]
       03/31/95......................    10,762
       06/30/95......................    11,473
       09/30/95......................    12,621
       12/31/95......................    12,966

                     CAPITAL CONSERVATION FUND (DIVISION 7)

INVESTMENT OBJECTIVE

     Seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                             VALUE AT MONTHLY INTERVALS OF A $10,000
    JANUARY 16, 1986                   $ VALUE       STIPULATED PAYMENT MADE JANUARY 16, 1986
-------------------------------------  -------     ---------------------------------------------
       01/16/86......................  $ 10,000
       12/31/86......................    10,477
       12/31/87......................    10,186
       12/31/88......................    10,789
       12/31/89......................    11,936
       12/31/90......................    11,784                       [GRAPH]
       12/31/91......................    13,669
       12/31/92......................    14,702
       12/31/93......................    16,301
       12/31/94......................    15,153
       12/31/95......................    18,120

                    GOVERNMENT SECURITIES FUND (DIVISION 8)

INVESTMENT OBJECTIVE

     Seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                             VALUE AT MONTHLY INTERVALS OF A $10,000
    JANUARY 16, 1986                   $ VALUE       STIPULATED PAYMENT MADE JANUARY 16, 1986
-------------------------              -------     ---------------------------------------------
       01/16/86......................  $ 10,000
       12/31/86......................    10,461
       12/31/87......................    10,120
       12/31/88......................    10,621
       12/31/89......................    11,792                      [GRAPH]
       12/31/90......................    12,371
       12/31/91......................    14,052
       12/31/92......................    14,915
       12/31/93......................    16,362
       12/31/94......................    15,472
       12/31/95......................    17,995

                INTERNATIONAL GOVERNMENT BOND FUND (DIVISION 13)

INVESTMENT OBJECTIVE

     Seeks high current income through investments primarily in high quality debt securities issued or guaranteed by foreign governments.

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                             VALUE AT MONTHLY INTERVALS OF A $10,000
     OCTOBER 1, 1991                   $ VALUE       STIPULATED PAYMENT MADE OCTOBER 1, 1991
-------------------------------------  -------    ---------------------------------------------
       10/01/91......................   $10,000
       12/31/91......................    10,905
       12/31/92......................    11,128                      [GRAPH]
       12/31/93......................    12,583
       12/31/94......................    13,014
       12/31/95......................    15,308

                      SOCIAL AWARENESS FUND (DIVISION 12)

INVESTMENT OBJECTIVE

     Seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund.

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                             VALUE AT MONTHLY INTERVALS OF A $10,000
     OCTOBER 2, 1989                   $ VALUE       STIPULATED PAYMENT MADE OCTOBER 2, 1989
-------------------------              -------    ---------------------------------------------
       10/02/89......................   $10,000
       12/31/89......................    10,100
       12/31/90......................     9,877
       12/31/91......................    12,506                       [GRAPH]
       12/31/92......................    12,795
       12/31/93......................    13,670
       12/31/94......................    13,339
       12/31/95......................    18,351

                    SCIENCE & TECHNOLOGY FUND (DIVISION 17)

INVESTMENT OBJECTIVE

     Seeks long-term growth of capital through investment primarily in the common stocks and equity-related securities of companies that are expected to benefit from the development, advancement and use of science and technology.

QUARTERLY VALUE OF A $10,000
  STIPULATED PAYMENT MADE                        VALUE AT MONTHLY INTERVALS OF A $10,000
      APRIL 29, 1994                   $ VALUE        STIPULATED PAYMENT MADE APRIL 29, 1994
----------------------------           --------    ---------------------------------------------
       04/29/94......................  $ 10,000
       06/30/94......................     9,457
       09/30/94......................    11,316
       12/31/94......................    12,477               [GRAPH]
       03/31/95......................    13,753
       06/30/95......................    16,805
       09/30/95......................    19,444
       12/31/95......................    19,972

                         MONEY MARKET FUND (DIVISION 6)

INVESTMENT OBJECTIVE

     Seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
    JANUARY 16, 1986                   $ VALUE       STIPULATED PAYMENT MADE JANUARY 16, 1986
-------------------------              --------    ---------------------------------------------
       01/16/86......................  $ 10,000
       12/31/86......................    10,405
       12/31/87......................    10,873
       12/31/88......................    11,495
       12/31/89......................    12,406
       12/31/90......................    13,254                [GRAPH]
       12/31/91......................    13,849
       12/31/92......................    14,157
       12/31/93......................    14,393
       12/31/94......................    14,791
       12/31/95......................    15,458

                      TIMED OPPORTUNITY FUND (DIVISION 5)

INVESTMENT OBJECTIVE

     Seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
     JANUARY 1, 1986                   $ VALUE        STIPULATED PAYMENT MADE JANUARY 1, 1986
-------------------------              --------    ---------------------------------------------
       01/01/86......................  $ 10,000
       12/31/86......................    10,893
       12/31/87......................    11,689
       12/31/88......................    12,698
       12/31/89......................    14,705
       12/31/90......................    14,208                 [GRAPH]
       12/31/91......................    17,068
       12/31/92......................    16,776
       12/31/93......................    18,150
       12/31/94......................    17,734
       12/31/95......................    21,910

                 TEMPLETON ASSET ALLOCATION FUND (DIVISION 19)

INVESTMENT OBJECTIVE

     Seeks a high level of total return through a flexible policy of investing in the following market segments: stocks of companies in any nation, debt securities of companies and governments of any nation, and money market instruments. Changes in the asset mix will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

ANNUAL VALUE OF A $10,000
 STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
     AUGUST 24, 1988                   $ VALUE        STIPULATED PAYMENT MADE AUGUST 24, 1988
-------------------------              --------    ---------------------------------------------
       08/24/88......................  $ 10,000
       12/31/88......................    10,237
       12/31/89......................    11,450
       12/31/90......................    10,405
       12/31/91......................    13,124                   [GRAPH]
       12/31/92......................    14,009
       12/31/93......................    17,453
       12/31/94......................    16,714
       12/31/95......................    20,227


PURCHASE PERIOD

     The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. The Purchase Period can also end when a Portfolio Director account is surrendered before the Payout Period. The amount, number, and frequency of your Purchase Payments is determined by the retirement plan for which Portfolio Director was purchased.

PURCHASE PAYMENTS

     You may establish an account only through a VALIC representative. Initial Purchase Payments must be received by VALIC either with, or before, a completed application. Your employer is usually responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account. Purchase Payments can also be made by you for IRAs and certain non-qualified contracts ("individual contracts.")

     PURCHASE PAYMENTS -- an amount of money you pay to VALIC to receive the benefits of an annuity Contract offered by Portfolio Director.

     Minimum initial and subsequent Purchase Payments are as follows:

                        INITIAL    SUBSEQUENT
    CONTRACT TYPE       PAYMENT     PAYMENT
---------------------   -------    ----------
Periodic Payment        $   30        $ 30
Single Payment          $1,000         -0-

Periodic Payment minimums apply to each Fixed Account Option or Variable Account Option selected. The Single Payment minimum applies to each of your accounts.

     Purchase Payments are received in VALIC's Home Office. When an initial Purchase Payment accompanies an application, within 2 business days we will:

     o Accept the Application -- and issue a contract. We will also establish your account and apply your Purchase Payment by crediting the amount to the Fixed Account Option or Variable Account Option selected;

     o Reject the Application -- and return the Purchase Payment; or

     o Request Additional Information -- to correct or complete the application.

     o Initial Purchase Payments will be returned if we do not receive a correct and complete application within 5 business days unless the Contract Owner agrees otherwise.

PURCHASE UNITS

     A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Units apply only to the Variable Account Options selected for your account. Purchase Unit values are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. New York time (see Calculation of Purchase Unit Value below for more information.) Purchase Units will be credited the same business day if Purchase Payments are received by our Home Office before the close of the Exchange. If not, they will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate.

CALCULATION OF PURCHASE UNIT VALUE

     The Purchase Unit value for a Division is calculated as shown below:

     Step 1: Calculate the gross investment rate:

Gross                        The Division's                    The value of the
Investment                   investment in-                    Division for the
Rate                         come and capital                  immediately pre-
                             gains and losses                  ceding day on
                             (whether real-                    which the values
                 = (EQUALS)  ized or unreal-    (DIVIDED BY)   are calculated.
                             ized) on that
                             day from the
                             assets attributable
                             to the Division.

We calculate the gross investment rate as of 4:00 p.m. New York time on each business day when the New York Stock Exchange is open (except the Friday following Thanksgiving, the Friday following Christmas if Christmas falls on a Thursday and the Monday before Christmas if Christmas falls on a Tuesday.)

     Step 2: Calculate net investment rate for any day as follows:

Net Investment                 Gross Invest-                   Separate Ac-
Rate                           ment Rate                       count charges
                   = (EQUALS)  (calculated in    - (MINUS)     and any income
                               Step 1)                         tax charges.

     Step 3: Determine Purchase Unit Value for that day.

Purchase Unit                Purchase Unit                     Net Investment
Value for that               Value for imme-   X (MULTIPLIED   Rate (as calcu-
day.            = (EQUALS)   diate preceding        BY)        lated in Step 2)
                             day.                              plus 1.00.

For more information as to how Purchase Unit Values are calculated, see the Statement of Additional Information.

CHOOSING INVESTMENT OPTIONS

     There are 18 investment options offered in Portfolio Director. This includes 2 Fixed Account Options and 16 Variable Account Options. Unless provided otherwise, you may select and combine up to 7 of the 18 options. The Funds that underlie the Variable Account Options are registered as investment companies under and are subject to regulation of the Investment Company Act of 1940 (the Act). The Fixed Account Options are not subject to regulation under the Act and are not required to be registered under the Securities Act of 1933. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

FIXED ACCOUNT OPTIONS

     Each of the Fixed Account Options are part of the Company's general assets. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in "Profile of Portfolio Director Contract" appearing in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. We bear the entire investment risk for the Fixed Account Option. All Purchase Payments and interest earned on such amounts in your Fixed Account will be paid regardless of the investment results experienced by the Company's general assets.

     Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

     All Purchase Payments made to the
     Fixed Account Options
   + (plus)
     Amounts transferred from Variable
     Account Options to the Fixed
     Account Options
   + (plus)
     All interest earned
   - (minus)                            = (equals) Value of Your Fixed Account
                                                   Options
     Amounts transferred or withdrawn
     from Fixed Account Options
     (including applicable fees and
     charges)

VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus. A complete discussion of each of the Variable Account Options may be found in the "Variable Account Options" section in this prospectus. Based upon a Variable Account Option's Purchase Unit Value your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying fund (which may be positive or negative) and the deduction of VALIC Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

     Here is how to calculate the value of each Variable Account Option in your account during the Purchase Period:

Value of Your               Total Number of                     Current Daily
 Variable      = (EQUALS)   Purchase Units   X (MULTIPLIED BY)  Purchase Unit
 Account Option                                                 Value

For information on how Purchase Unit Values are calculated, see the "Statement of Additional Information".

STOPPING PURCHASE PAYMENTS

     Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before your Portfolio Director account has been surrendered. While no Purchase Payments are being made, the number of Purchase Units outstanding will remain the same. (This is assuming no transfers or withdrawals are made.) The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

     PURCHASE UNIT -- a measuring unit used to calculate your Account Value during the Purchase Period. The value of a Purchase Unit will vary with the investment experience of the Separate Account Division you have selected.

     If your Account Value falls below $300, and you do not make any Purchase Payments for two years from the date we established your account, we may close the account and pay the Account Value (less any surrender charge) to you.

TRANSFERS BETWEEN INVESTMENT
OPTIONS

     You may transfer all or part of your Account Value between the various Fixed Account and Variable Account Options in Portfolio Director without a charge. Transfer instructions may be made either in writing or by telephone as discussed below. Transfers may be made during the Purchase Period or during the Payout Period. We reserve the right to limit transfers as discussed below. Your employer's plan may also limit your rights to transfer.
     ACCOUNT VALUE -- the total sum of your Fixed Account and/or Variable Account Options that have not yet been applied to your Payout Payments.

DURING THE PURCHASE PERIOD

     During the Purchase Period, transfers may be made between Portfolio Director's Fixed Account Options and Variable Account Options.

     PURCHASE PERIOD -- the time between your first Purchase Payment and your Payout Period (or surrender).

     We currently permit transfers between Variable Account Options or from Variable Account Options to Fixed Account Options, at any time. We may, however, limit the number of transfers you can make.

     Transfers are also permitted from the Fixed Account Options subject to the following limitations:

      FIXED                                                 OTHER
  ACCOUNT OPTION         VALUE         FREQUENCY         RESTRICTIONS
------------------   --------------   ------------    ------------------
Fixed Account
 Plus:               Up to 20% per    At any time     None (1)
                     contract year

                          100%        At any time     If Account Value
                                                      is less than or
                                                      equal to $500
Short-Term Fixed
 Account:              Up to 100%     At any time     90-day Holding
                                                      Period If transfer
                                                      was previously
                                                      made into Short-
                                                      Term Fixed
                                                      Account.(2)

---------------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.

DURING THE PAYOUT PERIOD

     During the Payout Period, transfers may be made between Portfolio Director's investment options subject to the following limitations:

     PAYOUT PERIOD -- the time that starts when you begin to withdraw your money in a steady stream of payments.

                                  % OF ACCOUNT
                        ---------------------------------    OTHER
    ACCOUNT OPTION         VALUE          FREQUENCY       RESTRICTIONS
----------------------- ------------ -------------------- ------------
Variable:                Up to 100%  Once every 365 days      None
Combination Fixed
 and Variable Payout:    Up to 100%  Once every 365 days      None
                        of money in
                          variable
                           option
                           payout
Fixed:                      Not               --               --
                         permitted

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

     A written instruction to transfer or reallocate all or part of your Account Value between the various investment options in Portfolio Director, should be sent to VALIC's Home Office.

     HOME OFFICE -- Our principal office at 2929 Allen Parkway, Houston, Texas 77019.

     Instructions for transfers or reallocations may be made by calling 1-800-621-7792. Telephone transfers will be allowed unless we have been notified not to accept such telephone instructions. In this event, we must receive written instructions, in order to permit future telephone transfers to be made. Before a transfer will be made by telephone, you must give us the requested identifying information concerning your account(s).

     Unless we have been instructed not to accept requests for telephone transfers, anyone may effect a telephone transfer if they furnish the requested information. You will bear any loss resulting from such instructions, whether the caller was specifically authorized by you or not.

     No one that we employ or that represents VALIC may give telephone instructions on your behalf without VALIC's prior written permission. (This does not apply to a contract with the immediate family of an employee or representative of VALIC).

     We will send you a confirmation of the completed transfer within 5 days from the date of your instruction. When you receive your confirmation, it is your duty to verify the information shown, and advise us of any errors within one business day.

     You will bear the risk of loss arising from instructions received by telephone. We are not responsible for the authenticity of such instructions. Any telephone instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instruction may not be made during the Payout Period. We reserve the right to stop telephone transfers at any time.

EFFECTIVE DATE OF TRANSFER

     The effective date of a transfer will be:

     1. The date of receipt, if received in our Home Office before the close of regular trading of the New York Stock Exchange on a day values are calculated; (Normally, this will be 4:00 P.M. New York time); otherwise

     2. The next date values are calculated.

FEES AND CHARGES

     By investing in Portfolio Director, you may be subject to six basic types of fees and charges:

     -- Account Maintenance Fee
     -- Surrender Charges
     -- Premium Tax Charge
     -- Separate Account Charges
     -- Fund Annual Expense Charge
     -- Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus.

ACCOUNT MAINTENANCE FEE

     An account maintenance fee of $3.75 will be deducted on the last day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your Account to pay the account maintenance fee. If you invest only in Fixed Account Options during a calendar quarter, this fee will not apply. If all your money in a Variable Account Option is withdrawn, or transferred to a Fixed Account Option, the fee will be deducted at that time. The fee will be assessed equally among the Variable Account Options that make up your Account Value.

     The account maintenance fee is to reimburse the Company for our administrative expenses for providing Variable Account Options. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. We do not expect that the amount of fees we receive will be greater than our expenses.

     The amount of the account maintenance fee may be reduced or waived if Portfolio Director is issued to certain types of plans which are expected to result in lower costs to VALIC. To learn more about how we determine if account maintenance fees may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" section in this prospectus. If you have two or more accounts established under the same group contract, we may agree to deduct an account maintenance fee from only one account.

SURRENDER CHARGES

     When you withdraw money from your
account, you may be subject to a surrender charge. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

     It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

     Amounts transferred from other contracts issued by the Company may or may not be subject to a surrender charge. After exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGES

     A surrender charge may not be greater than:

     1. Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

     2. Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

     In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

     These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again.

     Participant Year -- the first twelve month period and then each yearly anniversary of that period following the issue date of the contract or certificate.

EXCEPTIONS TO SURRENDER CHARGES

     No surrender charge will be applied:

     1. To money applied to provide a Payout Option;

     2. To death benefits;

     3. If no Purchase Payments have been received during the 60 months prior to the date of surrender;

     4. If your account has been in effect for 15 years or longer;

     5. If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

     6. To "No Charge Systematic Withdrawals";

     7. Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

     8. If you have become totally and permanently disabled, defined as follows:
        You are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; and

     9. If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

The surrender charges may be reduced or waived if Portfolio Director is issued to certain types of plans which are expected to result in lower costs to VALIC. To learn more about how we determine if surrender charges may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" section in this prospectus.

PREMIUM TAX CHARGE

     Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3%.

     If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Payout Value when annuity payments are to begin.

     If we deduct an amount for premium taxes, but later find the tax was not due, we will:

     1. Adjust the amount deducted in error to reflect investment experience from the date of the deduction to the date we determined the tax was not due; and

     2. Apply the excess amount, as adjusted, to increase the number of Pay-in or Payout Units.

SEPARATE ACCOUNT CHARGES

     There will be a mortality and expense risk charge applied to VALIC Separate Account A. This is a daily charge at an annualized rate of 1% to 1.25% on the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk charge is to compensate the Company for assuming mortality and expense risks under Portfolio Director. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period an interest guaranteed death benefit. For more information about the interest guaranteed death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering Portfolio Director, no matter how large the cost may be.

     The Company may make a profit on the mortality and expense risk charge. For more information about the mortality and expense risk charge, see the Fee Table in this prospectus.

FUND ANNUAL EXPENSE CHARGE

     Investment management charges based on a percentage of each Fund's average daily net assets are payable by each Fund. Depending on the Variable Account Option selected, the charges will be paid by each Fund to the Company, or to Dreyfus or to Templeton. These charges and other Fund charges and expenses are fully described in the prospectuses for the Funds. These charges indirectly cost you because they lower your return.

OTHER TAX CHARGES

     We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE FEE OR SURRENDER CHARGES

     We may, as described below, determine that the account maintenance fee or the amount of surrender charges for Portfolio Director may be reduced or waived. We may reduce or waive these fees and charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses. In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

     To determine whether we can reduce or waive account maintenance fees, we review the following factors:

     1.  The type of retirement program

          -- Certain types of retirement programs because of their stability can result in lower administrative costs.

     2. The nature of your retirement program.

          -- Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders thus reducing administrative costs.

     3. The frequency of Purchase Payments for your retirement program

          -- Purchase Payments received no more than once a year can reduce administrative costs.

     4. The administrative tasks performed by your employer for your retirement program.

          -- The employer sponsoring your retirement program can, through their method of remitting Purchase Payments, reduce administrative costs.

     5. Other factors of which we are not presently aware which could reduce administrative costs.

     To determine whether we can reduce or waive surrender charges, we review the following factors:

     1. The size of your retirement program.

          -- A retirement program which involves a larger group of employees may allow us to reduce sales expenses.

     2. The total amount of Purchase Payments to be received for your retirement program.

          -- Larger Purchase Payments can reduce sales expenses.

     3. The nature of your retirement program.

          -- Certain types of retirement programs, due to the type of employees who participate, experience fewer account surrenders thus reducing sales expense.

     4. The type of your retirement program.

          -- Certain types of retirement programs because of their stability can result in lower sales expenses.

     5. The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

     6. Other factors of which we are not presently aware which could reduce sales expenses.

PAYOUT PERIOD

     The Payout Period (Annuity Period) begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

     Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

     o Type and duration of Payout Option chosen;

     o Your age or your age and the age of your survivor (1);

     o Your sex or your sex and the sex of your survivor (1) (IRA's and certain nonqualified contracts);

     o The portion of your Account Value being applied; and

     o The payout rate being applied and the frequency of the payments.

          (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

VARIABLE PAYOUT

     With a Variable Payout, you may select up to 7 Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

     In determining your first Payout Payment, an Assumed Investment Rate of
3 1/2% is used (unless you select a higher rate). If the net investment experience of the Variable Account Option exceeds your Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your payment.

     PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division you have selected.

     ASSUMED INVESTMENT RATE -- the rate used to determine your first monthly Payout Payment per thousand dollars of Account Value in your Variable Account Option(s).

COMBINATION FIXED AND VARIABLE PAYOUT

     With a Combination Fixed and Variable Payout, you may choose:

     o Up to 6 Variable Account Options (payments will vary); with a

     o Fixed Payout (payment is fixed and guaranteed).

PAYOUT DATE

     The Payout Date is the date elected on which your payout (annuity) payments will start. The date elected must be the first of any month provided 30 days advance notice has been given to VALIC. Your account will be valued ten days prior to the end of the month preceding the Payout Date. A request to start payments must be sent to our Home Office on a form approved by VALIC. Generally, for qualified contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2. For nonqualified contracts, the Payout Date may begin at any time prior to your 85th birthday. For additional information on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans or simplified employee plans ("SEPs"), see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

PAYOUT OPTIONS

     You may specify the manner in which your Payout Payments are made. You may select one of the following options:

     o Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.

     o Life with Guaranteed Period -- payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.

     o Life with Cash or Unit Refund -- payments are made to you during your lifetime. Upon your death, your beneficiary will receive a lump sum payment equal to the remaining Annuity Value.

     o Joint and Survivor Life -- payments are made to you during the joint lifetime of you and your beneficiary. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

     o Payment for a Designated Period -- payments are made to you for a select number of years between five and thirty. Upon your death, payments will continue to your beneficiary until the designated period is completed.

ENHANCEMENTS TO PAYOUT OPTIONS

     You may be able to select enhancements to the Payout Options described above. These enhancements include partial annuitization, flexible payments of varying amounts and inflation protection payments. Additionally, certain options may be available with a one to twenty year guaranteed period. Additionally, certain options may be available with a one to twenty year guaranteed period. The Joint and Survivor Life Option may be available with a one to twenty year guaranteed period option. Not all of the enhancements are available under each option.

PAYOUT INFORMATION

     Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences if you do not meet an exception to federal tax law. See "Federal Tax Matters" in this prospectus.

     Your Payment Option should be selected at least 30 days before your Payout Date. If such selection is not made:

     -- payments will be made under the Life with Guaranteed Period Option, and

     -- the payments will be guaranteed for a 10 year period, and

     -- the payments will be based on the allocation used for your Purchase
        Payments

          -- Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis

          -- Variable Account Options will be used to distribute payments to you on a Variable Payout basis.

Your first Payout Payment must total at least $25.

     Most Payout Payments are made monthly. If the amount of your payment is less than $25, we reserve the right to reduce the number of payments made each year so each of your payments are at least $25.

     For more information about Payout Options or enhancements of those Payout Options available under the Contract, see the "Statement of Additional Information".

SURRENDER OF ACCOUNT VALUE

     WHEN SURRENDERS ARE ALLOWED. You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

     1. allowed under federal and state law; and

     2. allowed under your employer's plan.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus.

     AMOUNT THAT MAY BE SURRENDERED. The amount that may be surrendered at any time will be:

     Your Account Value (1) -- (minus) Applicable Surrender Charge = (equals) Allowed Surrender Value

     1: Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

     We will mail to you the Surrender Value within 7 calendar days after we receive your properly completed surrender request at our Home Office. However, we may be required to suspend or postpone payments if redemption of an underlying Fund's share has been suspended or postponed. See "Offering, Purchase and Redemption of Fund Shares" in the Series Company Statement of Additional Information. See your current Fund's prospectuses for a discussion of the reasons why the redemption of shares may be postponed.

     We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of your Surrender Value until the check clears. The rest of the Surrender Value will be processed as usual.

SURRENDER RESTRICTIONS

     Under the Texas State Optional Retirement Program, and in many Section 403(b) contracts, no surrender or partial surrender will be allowed except for termination of employment, retirement or death.

     Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except for termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

     1. death benefits; and

     2. certain small amounts approved by the State of Florida.

PARTIAL SURRENDERS

     You may request a partial surrender of your Account Value at any time. A partial surrender plus any surrender charge will reduce your Account Value. The reduction in your Account Value will be allocated proportionally through all of your investment options unless specific investment options have been specified on your request.

     The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

  The amount                        Your Purchase
  surrendered                         Units next
   from the                         computed after
   Variable                          the written
Account Option     (DIVIDED BY)      request for
   + (PLUS)                          surrender is
 Any Surrender                     received at our
    Charge                           Home Office.

The Surrender Value will be reduced by a full quarterly account maintenance fee charged in the case of a full surrender during a quarter.

     SYSTEMATIC WITHDRAWALS. You may elect to withdraw all or part of your Account Value under a systematic withdrawal method described in your annuity contract offered by Portfolio Director. There will be no surrender charge for withdrawals using this method, which provides for:

     1. Payments to be made to you

     2. Payment over a stated period of time (but not less than five years);

     3. Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made);

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options which you selected. A systematic withdrawal election may not be changed but can be revoked at no charge. Once revoked, a systematic withdrawal may not be elected again. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change its terms, at any time.

     SURRENDERS REQUIRED BY FEDERAL TAX LAW. There will be no surrender charge on a minimum distribution required by federal tax law (known as No Charge Minimum Distribution), if the withdrawal:

     1. Is made payable to you; and

     2. Does not exceed the amount required under federal tax law as determined by the values in this Contract and VALIC.

This contract feature will not be available in any year that an amount has been withdrawn under the no charge systematic withdrawal method. See "Federal Tax Matters" in this prospectus and in the Statement of Additional Information for more information about required distributions imposed by tax law.

     For an explanation of possible adverse tax consequences of a surrender, see "Federal Tax Matters" in this prospectus.

EXCHANGE PRIVILEGE

     We issue other fixed and/or variable annuity contracts in addition to Portfolio Director (other contracts). These other contracts are listed below. We will allow you, under certain conditions, to exchange from one of these other contracts to Portfolio Director. This exchange privilege will be available only to other contracts for which we have not yet started making payments under a Payout Option. If you elect to exercise one of these exchange offers, you should contact any of your Regional Offices at the address shown in the back of this prospectus.

RESTRICTIONS ON EXCHANGE PRIVILEGE

     We will impose certain general restrictions and rules on these exchange privileges.

     1. Partial exchanges are not permitted.

     2. Exchanges from Portfolio Director to other contract forms are not permitted.

     3. This exchange privilege is only available for those other contracts listed below.

Additionally, if you have your money in a fixed account of one of the below listed other contracts, you must exchange directly into the Fixed Account Options of Portfolio Director. You will be subject to all of the rules that apply to the Fixed Account Options in Portfolio Director. For example, you will be subject to the rules concerning transfers among investment options as stated in the Transfers Between Investment Options section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in Portfolio Director.

     WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

TAXES AND CONVERSION COSTS

     We will impose no fee or charge for these exchanges. Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of Portfolio Director.

SURRENDER CHARGES

     We will generally not impose nor waive existing surrender charges as a result of your electing to exchange from one of the other contracts.

     For purpose of determining surrender charges, we often consider time in the contract. For SPQ 181 and SPQ 181-1 Contracts, the contract date for determining surrender charges under Portfolio Director will be the SPQ181 and SPQ181-1 contract date plus one year. For example, if you have an SPQ181 contract with a contract date of January 1, 1993, upon exchange into Portfolio Director, the contract date for surrender charges purposes becomes January 1, 1994.

     For any other contract, the contract date for determining surrender charges under Portfolio Director will be the same date as the other contract, but no earlier than January 1, 1982. (The effect of this is to potentially shorten the charge period for Purchase Payments subsequently made to Portfolio Director.)

     If there is no surrender charge on assets within another contract, we will not impose charges on those assets as a result of an exchange. If surrender charges are to be based on Purchase Payments within a contract, we will consider purchase payments in the other contract to have been transferred to Portfolio Director for purposes of calculating the surrender charge. The effective dates of these Purchase Payments will also be retained for charge purposes.

EXCHANGE OFFERS

     The following other contracts may be exchanged.

     -- V-Plan Contracts (IFA-582 and GFA-582 Contracts)
     -- Compounder Contracts (C-1-75 and IFA-78 Contracts)
     -- Independence Plus Contracts (UIT-585 and UITG-585 Contracts) -- Impact Contracts (UIT-981 Contracts)
     -- SA-1 or SA-2 (GUP-64, GUP-74 and GTS-VA Contracts)
     -- FSPA-75, FSPA-73-3, FSPA-779 Con-
        tracts
     -- SPQ181, SPQ181-1 Contracts
     -- CTA 978 Contract
     -- TFA-379 Contract
     -- SDA-578, SDA-773-T Contract
     -- IRA-579 Contracts

Portfolio Director will have the same Account Value (called Accumulation Value in the other contracts) as the other contracts.

COMPARISON OF CONTRACTS

     You should carefully compare the features, charges and restrictions of the other contracts to those of Portfolio Director. A more detailed comparison of the features, charges, and restriction between each above listed other contract and Portfolio Director is provided in the Statement of Additional Information.

     For the V-Plan and Compounder Contract you should refer to the terms of the contract or certificate. For the other contracts please refer to its most recently dated prospectus for a complete description of the contract terms and conditions. Those prospectuses are incorporated herein by reference. If you want an additional copy of any of these prospectuses or Statement of Additional Information, please contact us at the address shown in the introduction of the prospectus.

FEATURES OF PORTFOLIO DIRECTOR

     In deciding whether you want to exercise this exchange privilege, you should consider the following features of Portfolio Director.

     1. Portfolio Director has more investment options to select from.

     2. The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

     3. Portfolio Director has an Interest Guaranteed Death Benefit.

     4. Portfolio Director's Fund fees and charges are different than the other contracts and in some cases may be higher.

     5. Portfolio Director's guaranteed annuity rates and guaranteed interest rates may be less favorable than the other contracts.

AGENTS' AND MANAGERS' RETIREMENT PLAN
EXCHANGE OFFER

     General. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts or Independence Plus Contracts for the equivalent units of interest in Portfolio Director.

     Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director any surrender charges or account maintenance fees. Other individuals who may exchange to Portfolio Director from SA-1 or Independence Plus Contracts may have surrender charges and account maintenance fees imposed under Portfolio Director. All other provisions with regard to exchange offers referenced in the section entitled "Exchange Offers" will apply to the Agents' and Managers' Retirement Plan Exchange Offer.

     Pursuant to this voluntary exchange offer, participants in the Plan will have three options to choose from. As to the funding vehicle for their purchase payment plan, the participant may choose to:

     -- Remain in the SA-1 Contract or Independence Plus Contract.

     -- Leave current assets in the SA-1 Contract and direct future Purchase
        Payments to the Portfolio Director; or

     -- Transfer all current assets and future Purchase Payments to the Portfolio Director.

     If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the Independence Plus Contract and direct future Purchase Payments to Portfolio Director, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director subject to the exception that surrender charges and account maintenance fees will not be imposed under Portfolio Director. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director subject to the exception that surrender charges and account maintenance fees will not be imposed under Portfolio Director.

     Once a participant transfers assets and future Purchase Payments to Portfolio Director the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director, the participant will be allowed at a later date to transfer the current assets to Portfolio Director. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and Portfolio Director, you should refer to the Statement of Additional Information and the form of the contract or certificate for its terms and conditions.

DEATH BENEFITS

Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. How these death benefits will be paid are discussed below. The death benefit provisions in Portfolio Director may vary from state to state.

BENEFICIARY INFORMATION

     The Beneficiary may receive death benefits:

  o In a lump sum; or

  o In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law.

     Beneficiary -- the person designated to receive Payout Payments upon the death of an Annuitant.

     Annuitant -- the individual, (in most cases this person is you) to whom Payout Payments will be paid.

     Beneficiaries Other Than Spouses.

     If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid.

     1. In full within 5 years after the Annuitant's death; or

     2. By payments beginning within 1 year after the Annuitant's death under:

        a. A life annuity;

        b. A life annuity with payments certain; or

        c. An annuity for a designated period.

If the Annuitant dies before the Annuity Date, the Beneficiary as named by you may receive the payout.

     Payments certain or payments for a designated period cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under Portfolio Director.

     Contract Owner -- either your employer or organization in the case of a group contract or the Annuitant in the case of an individual contract. If the contract is an individual non-qualified type, this is generally the Annuitant but a Contingent Contract Owner may also be provided for.

SPECIAL INFORMATION FOR INDIVIDUAL NON-TAX QUALIFIED CONTRACTS

     It is possible that the Contract Owner and the Annuitant under a Non-Tax Qualified Contract are not the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the Contingent Owner, if any, or to the Contract Owner's estate. Such transfers will be considered a taxable event by the IRS.

DURING THE PURCHASE PERIOD

     Two types of benefits are available if death occurs during the Purchase Period. Interest Guaranteed Death Benefit and Standard Death Benefit.

INTEREST GUARANTEED DEATH BENEFIT

     The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This contract provision is not available in some states.

     The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives proof of death.

     Here is how to calculate the death benefit:

     Fixed Account Options -- a particular subaccount into which your Purchase Payments and Account Value may be allocated to fixed investment options. Currently, the Fixed Account Options in Portfolio Director are Fixed Account Plus and Short-Term Fixed Account. Each option of this type is guaranteed to earn at least a minimum rate of interest.

     Step 1: Determine your Fixed Account Option Value by taking the greater of:

 Value of Fixed Account             100% of Purchase
Option On Date Proof of    OR   Payments Placed in Fixed
  Death Is Received by               Account Option
         VALIC                         -- (MINUS)
                                  Amount of all Prior
                                Withdrawals, Charges and
                                 any portion of Account
                                 Value applied under a
                                     Payout Option

     Variable Account Options -- Investment Options that correspond to VALIC Separate Account A Divisions offered by Portfolio Director. Investment returns on Variable Account Options may be positive or negative depending on the investment performance of the underlying mutual fund.

     Step 2: Determine your Variable Account Option Value by taking the greater of:

   Value of Variable                100% of Purchase
  Account Option On Date   OR      Payments Placed in
    Proof of Death Is               Variable Account
    Received by VALIC                   Options
                                      -- (MINUS)
                                 Prior Withdrawals (out
                                 of) or Transfers (out
                                of) the Variable Account
                                         Option
                                        + (PLUS)
                                   An annual interest
                                       rate of 3%

  Step 3: Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

     The standard death benefit is payable if death occurs on or after age 70.

     The Standard Death Benefit will be the greater of:

 Your Account Value on              100% of Purchase
    the Date Proof of      OR      Payments (to Fixed
   Death is Received by         and/or Variable Account
          VALIC                         Options)
                                       -- (MINUS)
                                  Amount of all Prior
                                Withdrawals, Charges and
                                 any portion of Account
                                 Value applied under a
                                     Payout Option

DURING THE PAYOUT PERIOD

     If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. The amount of death benefits will also depend on the Payout Option that you selected. The Payout Options available in Portfolio Director are described in the "Payout Period" section of this prospectus.

     -- If the Life Only Option or Joint and Survivor Life Option were chosen, there will be no death benefit.

     -- If the Life With Guaranteed Period Option, Joint and Survivor Life with
        Guaranteed Periods Option, Life with Cash or Unit Refund Option or Payment for a Designated Period Option were chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

        1. Receive the present value of any remaining payments in a lump sum; or

        2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Participant; or

        3. Receive the present value of any remaining payments applied under the Payment for a Designated Period Option for a period equal to or shorter than the period remaining. Spouse beneficiaries may be entitled to more favorable treatment under federal tax law.

Under federal tax laws if the Life with Guaranteed Periods Option is chosen on a variable basis, it may be treated in the same manner as a surrender of your Portfolio Director account. If your account is surrendered the full amount your Beneficiary receives will normally be treated as income for that year. This amount generally will also be taxed at rates used for ordinary income.

HOW TO REVIEW INVESTMENT PERFORMANCE OF SEPARATE ACCOUNT DIVISIONS

     We will advertise information about the investment performance of VALIC Separate Account A Divisions. Our advertising of past investment performance results does not mean that future performance will be the same. The performance information will not predict what your actual investment experience will be in that Division or show past performance under an actual contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

     Divisions -- Subaccounts of VALIC Separate Account A which represent the Variable Account Options in Portfolio Director. Each Division invests in a different mutual fund, each having its own investment objective and strategy.

     Some of the Divisions (and underlying Funds) offered in this prospectus were previously available through other annuity contracts before Portfolio Director was first available to you. We may therefore, advertise investment performance since the inception of the underlying Funds. However, in doing so, we will use the charges and fees imposed by Portfolio Director in calculating the Division's investment performance for earlier time frames.

     Purchase Payments -- an amount of money you pay to VALIC to receive the benefits of an annuity Contract offered by Portfolio Director.

TYPES OF INVESTMENT PERFORMANCE
INFORMATION ADVERTISED

     We may advertise the Division's Total Return Performance information and Yield Performance information.

TOTAL RETURN PERFORMANCE INFORMATION

     Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

     There are seven ways Total Return Performance Information may be advertised:

     -- Standard Average Annual Total Return
     -- Nonstandard Average Annual Total Return
     -- Cumulative Total Return
     -- Annual Change in Purchase Unit Value
     -- Cumulative Change in Purchase Unit Value
     -- Total Return Based on Different Investment Amounts
     -- An Assumed Account Value of $10,000

Each of these is described below.

     For more information on how Total Return Performance Information is calculated and tables showing historical performance information, see the Statement of Additional Information.

STANDARD AVERAGE ANNUAL TOTAL RETURN

     Standard Average Annual Total Return shows the average percentage change in the value of an investment in the Division from the beginning to the end of a given historical period. The results shown are after all charges and fees have been applied against the Division. This will include account maintenance fees and surrender charges that would have been deducted if you surrendered Portfolio Director at the end of each period shown. Premium taxes are not deducted. This information is calculated for each Division based on how an initial assumed payment of $1,000 performed at the end of 1, 3, 5 and 10 year periods.

     The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

NONSTANDARD AVERAGE ANNUAL TOTAL RETURN

     Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return. However, Nonstandard Average Annual Total Return shows only the historic investment results of the Division. Account maintenance fees, surrender charges and premium taxes are not deducted.

CUMULATIVE TOTAL RETURN

     Cumulative Total Return assumes the investment in Portfolio Director will stay in the Division beyond the time that a surrender charge would apply. It may be calculated for 1, 3, 5 and 10 year periods. It is based on an assumed initial investment of $10,000. The Cumulative Return will be calculated without deduction of account maintenance fees, surrender charges or premium taxes.

ANNUAL CHANGE IN PURCHASE UNIT VALUE

     Annual Change in Purchase Unit Value is a percentage change during a one year period. This is calculated as follows:

     1. The Purchase Unit Value at the start of the year is subtracted from the Purchase Unit Value at the end of the year;

     2. The difference is divided by the Purchase Unit Value at the start of the year.

     Account maintenance fees, surrender charges and premium taxes are not deducted. The effect of these charges, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.

CUMULATIVE CHANGE IN PURCHASE UNIT VALUE

     Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the ending of a period usually greater than one year. Otherwise, it is calculated in the same way as the Annual Change in Purchase Unit Value.

TOTAL RETURN BASED ON DIFFERENT INVESTMENT AMOUNTS

     We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Portfolio Director charges and fees imposed on the Division.

AN ASSUMED ACCOUNT VALUE OF $10,000

     We may show annual changes in the Purchase Unit Value based on an initial investment of $10,000. This will not reflect any deduction for account maintenance fees, surrender charges and premium taxes.

YIELD PERFORMANCE INFORMATION

     We may advertise Yield Performance, at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value.

MONEY MARKET DIVISION

     We may advertise the Money Market Division's Current Yield and Effective Yield.

     The Current Yield refers to the income produced by an investment in the Money Market Division over a given 7-day period. The Current Yield does not take into account surrender charges, account maintenance fees or premium taxes. The income produced over a 7 day period is then "annualized." This means we are assuming the amount of income produced during the 7-day period will continue to be produced each week for an entire year. The annualized amount is shown as a percentage of the investment. The 7-day Current Yield for the last 7 days ended December 31, 1995 was 4.15%.

     The Effective Yield is calculated in a manner similar to the Current Yield. But, when the yield is annualized the income earned is assumed to be reinvested. The compounding effect will cause the Effective Yield to be higher than the Current Yield. The 7-day Effective Yield for the last 7 days ended December 31, 1995 was 4.24%.

DIVISIONS OTHER THAN THE MONEY MARKET DIVISION

     We may advertise the standardized yield performance for each Division other than the Money Market Division. The yield for each of these Divisions will be determined as follows:

     1. We will subtract the account maintenance fee from the average daily net investment income per Purchase Unit;

     2. We will divide the remainder by the Purchase Unit Value on the last day of the period; and

     3. We will annualize the result.

OTHER CONTRACT FEATURES

CHANGES THAT MAY NOT BE MADE

     The following terms in Portfolio Director may not be changed once your Account has been established:

     1. The Contract Owner;

     2. The Participant; and

     3. The Annuitant.

CHANGE OF BENEFICIARY

     The Beneficiary (if not irrevocable) may usually be changed at any time.

     Under some retirement programs, the right to name or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain tax laws and regulations.

     If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate.

     If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

     The Contract Owner may name a Contingent Owner under an individual non-tax qualified Contract. During the Purchase Period, the Contingent Owner may be changed. However, if the Contract Owner dies, benefits must be distributed as required by the federal tax law.

CANCELLATION -- THE 20 DAY "FREE LOOK"

     The Contract Owner may cancel an individual contract by returning it to the Company within 20 days after delivery. (A longer period will be allowed if required under state law.) A refund will be made to the Contract Owner within 7 days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or the amount required under state law, if larger.

WE RESERVE CERTAIN RIGHTS

     We reserve the right to:

     1. Amend the Contract to conform with substitutions of investments;

     2. Amend the Contract to comply with tax or other laws;

     3. Make changes (upon written notice) to group Contracts that would apply only to new Participants after the effective date of the changes;

     4. Operate VALIC Separate Account A as a management investment company under the 1940 Act, in consideration of an investment management fee;

     5. Deregister VALIC Separate Account A under the 1940 Act, if registration is no longer required;

     6. Stop accepting new Participants under a group Contract.

RELATIONSHIP TO EMPLOYER'S PLAN

     If the Contract is being offered as a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of Portfolio Director in this prospectus.

     Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information.

VOTING RIGHTS

     As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds on your behalf shares of the Funds which comprise the Variable Account Options. From time to time the Funds are required to hold a shareholder meeting to obtain approval from their shareholders for certain matters. As a Participant, you may be entitled to give voting instructions to us as to how VALIC Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholders meeting is held. For more information about these shareholder meetings and when they may be held, see the Funds' prospectuses.

WHO MAY GIVE VOTING INSTRUCTIONS

     In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. This will be true even if your employer is the Contract Owner. Contract Owners will instruct VALIC Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

     You will not have the right to give voting instructions if Portfolio Director was issued in connection with a nonqualified and unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

  DURING PURCHASE PERIOD

     The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

  DURING PAYOUT PERIOD OR AFTER A DEATH
  BENEFIT HAS BEEN PAID

     The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

     The Funds which comprise the Variable Account Options in Portfolio Director may have a number of shareholders including VALIC Separate Account A, VALIC and other affiliated insurance company separate accounts and retirement plans within the American General group of companies.

     VALIC Separate Account A -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Options you have selected.

     VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all the Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

     VALIC will vote the shares of the Funds it holds based on, and in the same proportion as, the voting instructions received from participants in VALIC Separate Account A.

     In the future, we may decide how to vote the shares of VALIC or VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS

     Portfolio Director Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned briefly below. You should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code ("Code"). We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax adviser regarding how the current rules apply to your specific situation.

TYPE OF PLANS

     Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program or an IRA, or is instead a nonqualified Contract. Portfolio Director is used under the following types of retirement arrangements:

     1. Section 403(b) annuities for employees of public schools and Section 501(c)(3) tax-exempt organizations;

     2. Section 401(a) and 403(a) qualified plans of for-profit employers (including self-employed individuals);

     3. Section 408(b) individual retirement annuities;

     4. Section 457 unfunded deferred compensation plans of governmental and tax-exempt employers;

     5. Section 408(k) simplified deferred compensation plans of private employers.

     6. Unfunded, non-qualified deferred compensation plans of private employers.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

     In addition, Portfolio Director is also available through "Non-Qualified Contracts." Separate Account investment must be "adequately diversified" in order for the increase in the value of Non-Qualified Contracts to receive tax-deferred treatment. Each Fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. A Fund's failure to meet these diversification requirements could result in tax liability to Non-Qualified Contract Owners. Since each Fund expects to satisfy diversification, and assure tax deferred treatment to Non-Qualified Contract holders, investment opportunities of a Fund may consequently be limited. This would affect all Contract Owners, including owners of Contracts other than Non-Qualified Contracts for whom diversification is not a requirement for tax-deferred treatment.

TAX CONSEQUENCES IN GENERAL

     Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and your personal tax adviser.

     Purchase Payments under Portfolio Director can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for special rules, including those applicable to taxable, non-natural owners of Non-Qualified Contracts.

     Distributions are taxed differently depending on the program through which Portfolio Director is offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the amount by which a distribution exceeds investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

     Amounts subject to income tax may also incur excise tax, under the circumstances de-scribed in the Statement of Additional Information. Generally, they would also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle. Required withholding will vary according to type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

     The chart below compares the results from Premium Payments made to:

     1) Portfolio Director Contract issued to a tax favored retirement program purchased with pre-tax premium payments;

     2) A non-qualified Contract purchased with after-tax Premium Payments and;

     3) conventional savings vehicles such as savings accounts.

                        THE POWER OF TAX-DEFERRED GROWTH

                                   [GRAPH]

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax deferred plan, (2) contributing $100 to a nonqualified, tax-deferred annuity, and (3) contributing $100 per month ($138.89 since contributions are made before tax) to a qualified tax-deferred plan. The chart assumes a 28% tax rate and an 8% fixed rate of return. Variable annuity options incur mortality and expense charges (1% - 1.25%) and may also incur administrative fees ($3.75 per quarter) and surrender charges (5% of the lesser of all contributions received during the last 60 months or the amount withdrawn). These fees and charges are not reflected in the above illustration and would reduce the results shown. Income taxes are payable upon withdrawal, and an additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

     Unlike savings accounts, Premium Payments made to tax-favored retirement programs and Non-Qualified Contracts provide tax deferred treatment on earnings. In addition, Premium Payments made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

     To further illustrate the advantages of tax deferred savings using a 28% Federal tax bracket, an annual fixed yield (BEFORE THE DEDUCTION OF ANY FEES OR CHARGES) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent annual fixed yield of 5.76% under a conventional savings program. THE 8% YIELD ON THE TAX-FAVORED PROGRAM WILL BE REDUCED BY THE IMPACT OF INCOME TAXES UPON WITHDRAWAL. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

     By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:

                              PAYCHECK COMPARISON

                            TAX-FAVORED      CONVENTIONAL
                             RETIREMENT        SAVINGS
                              PROGRAM          ACCOUNT
                            -----------      ------------
Annual amount available
  for savings before
  federal taxes...........    $ 2,500          $ 2,500
Current federal income
  tax due on Purchase
  Payments................          0             (700)
Net retirement plan
  Purchase Payments.......    $ 2,500          $ 1,800

This chart assumes a 28% Federal income tax rate. The $700 which is paid toward current Federal income taxes on $2,500 contributed to the conventional savings account remains in the tax-favored program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,500, the contribution to a tax-favored retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a conventional savings account requires the full $2,500 out-of-pocket expense. The tax-favored retirement program represented in this chart is a plan type, such as one under Section 403(b) of the Code, which allows participants to exclude contributions within limits, from gross income.

                REVOCATION OF TELEPHONE ASSET TRANSFER AUTHORITY

    Participant/Contract Owner Name:

    ------------------------------------------------------------------------
    Social Security Number:

    ------------------------------------------------------------------------
    Birth Date:

     I am the Participant under or Contract Owner of one or more variable annuity contracts issued by The Variable Annuity Life Insurance Company ("VALIC"). I hereby instruct VALIC not to accept any telephone instructions to transfer Account Values among investment options or change the allocation of future Purchase Payments from me, anyone representing me or anyone representing himself or herself to be me. I understand as a result of executing this form that the transfer of Account Values or Payout Values among investment options or changes in the allocation of future Purchase Payments may only be effected upon the receipt by VALIC of my written instructions.

----------------------------------------------------------------     ------------------------
              Participant/Contract Owner Signature                             Date
Mail this form to any Regional Office (see the last page of your prospectus for addresses) or to the Home Office at the following address: VALIC, Customer Service A3-01, 2929 Allen
Parkway, Houston, TX 77019.

Please tear off, complete and return the form below to one of our Regional Offices at the address shown on the inside back cover of this Prospectus. A Statement of Additional Information may also be ordered by calling 1-800-44-VALIC.

 ................................................................................

                          PORTFOLIO DIRECTOR CONTRACTS

Please send me a free copy of the Statement of Additional Information for The Variable Annuity Life Insurance Company Separate Account A (Portfolio Director Contract Series).

                             (Please Print or Type)

================================================================================

    Name:                                   G.A. #
    ----------------------------------      -------------------------------

    Address:                                Policy #
    ----------------------------------      -------------------------------

    ----------------------------------

    Social Security Number:
    ----------------------------------

================================================================================

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                                                        PAGE
                                                                                        ----
General Information....................................................................   4
  Marketing Information................................................................   4
  Endorsements and Published Ratings...................................................   6
Types of Variable Annuity Contracts....................................................   8
Federal Tax Matters....................................................................   8
  Tax Consequences of Purchase Payments................................................   8
  Tax Consequences of Distributions....................................................   9
  Special Tax Consequences -- Early Distribution.......................................  10
  Special Tax Consequences -- Required Distributions...................................  10
  Tax Free Rollovers, Transfers and Exchanges..........................................  11
Exchange Privilege.....................................................................  12
  Exchanges From Independence Plus Contracts...........................................  12
  Exchanges From V-Plan Contracts......................................................  13
  Exchanges From SA-1 and SA-2 Contracts...............................................  14
  Exchanges From Impact Contracts......................................................  15
  Exchanges From Compounder Contracts..................................................  16
  Information Which May Be Applicable To Any Exchange..................................  17
Calculation of Surrender Charge........................................................  18
  Illustration of Surrender Charge on Total Surrender..................................  18
  Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full
     Surrender.........................................................................  18
Purchase Unit Value....................................................................  19
  Illustration of Calculation of Purchase Unit Value...................................  19
  Illustration of Purchase of Purchase Units...........................................  19
Performance Calculations...............................................................  19
  Money Market Division Yields.........................................................  19
  Calculation of Yield for Money Market Division Six...................................  19
  Illustration of Calculation of Yield for Money Market Division Six...................  19
  Calculation of Effective Yield for Money Market Division Six.........................  19
  Illustration of Calculation of Effective Yield for Money Market Division Six.........  19
Standardized Yield for Divisions Seven, Eight and Thirteen.............................  20
  Calculation of Standardized Yield for Divisions Seven, Eight and Thirteen............  20
  Illustration of Calculation of Standardized Yield for Divisions Seven, Eight and
     Thirteen..........................................................................  20
  Calculation of Average Annual Total Return...........................................  21
Separate Account Division Performance Information......................................  22
  Average Annual Total Return, Cumulative Return and Annual and Cumulative Change in
     Purchase Unit Value Tables........................................................  22
  Hypothetical $10,000 Account Value and Cumulative Return as Compared
     to Benchmark Tables...............................................................  26
  Performance Compared to Market Indices...............................................  29
  Stock Index Division Ten Performance Compared to S&P 500 Index.......................  29
  MidCap Index Division Four Performance Compared to Relevant Index....................  30
  Small Cap Index Division Fourteen Performance Compared to Russell 2000 Index.........  30
  International Equities Division Eleven Performance Compared to EAFE Index............  31
  Templeton International Division Twenty Performance Compared to MSCI World Index.....  31
  Dreyfus Small Cap Division Eighteen Performance Compared to Russell 2000.............  31
  Growth Division Fifteen Performance Compared to S&P 500 Index........................  32
  Growth & Income Division Sixteen Performance Compared to S&P 500 Index...............  32
  Capital Conservation Division Seven Performance Compared to Merrill Lynch
     Corporate Master Index............................................................  33

                                                                                        PAGE
                                                                                        ----
  Government Securities Division Eight Performance Compared to Lehman Brothers
     U.S. Treasury Composite Index.....................................................  34
  International Government Bond Division Thirteen Performance Compared to Salomon
     Brothers
     Non-U.S. Dollar World Government Bond Index.......................................  34
  Social Awareness Division Twelve Performance Compared to S&P 500 Index...............  35
  Science & Technology Division Seventeen Performance Compared to S&P 500 Index........  35
  Money Market Division Six Performance Compared to Certificate of Deposit Primary
     Offering by New York City Banks, 30 Day Index.....................................  36
  Timed Opportunity Division Five Performance Compared to S&P 500 Index, Merrill Lynch
     Corporate and Government Master Index and Certificate of Deposit Primary Offering
     by New York City Banks, 30 Day Index..............................................  37
  Templeton Asset Allocation Division Nineteen Performance Compared to MSCI World
     Index,
     Salomon Brothers Non-US Dollar World Government Bond Index, and Certificate of
     Deposit Primary Offering by New York City Banks, 30 Day Index.....................  38
Payout Payments........................................................................  38
  Assumed Investment Rate..............................................................  38
  Amount of Payout Payments............................................................  38
  Payout Unit Value....................................................................  39
  Illustration of Calculation of Payout Unit Value.....................................  39
  Illustration of Payout Payments......................................................  40
Distribution of Variable Annuity Contracts.............................................  40
Experts................................................................................  40
Comments on Financial Statements.......................................................  41

================================================================================

                 FOR ADDITIONAL INFORMATION ABOUT THE CONTRACTS
                     CONTACT YOUR NEAREST REGIONAL OFFICE:

4722 N. 24th                                 500 Normandale Lake Blvd.
Suite 150                                    Suite 750
Phoenix, AZ 85016                            Bloomington, MN 55437
(602) 957-1690                               (612) 893-1099

222 South Harbor Blvd.                       410 Amherst Street
10th Floor                                   Suite 250
Anaheim, CA 92805                            Nashua, NH 03063
(714) 774-7844                               (603) 883-3840

1900 O'Farrell St.                           90 Woodbridge Ctr. Dr.
Suite 390                                    Suite 410
San Mateo, CA 94403                          Woodbridge, NJ 07095
(415) 574-5433                               (908) 750-5611

165 South Union Blvd. West                   University Tower
Suite 1050                                   3100 Tower Blvd.
Lakewood, CO 80228                           Suite 1601, Box 50
(303) 988-3344                               Durham, NC 27707
                                             (919) 489-6529
10006 N. Dale Mabry Hwy.
Suite 113                                    Two Summit Park Drive
Tampa, FL 33618                              Suite 410
(813) 961-1611                               Independence, OH 44131
                                             (216) 520-2028
100 Ashford Center North
Suite 100                                    1800 S.W. First Avenue
Atlanta, GA 30338                            Suite 505
(770) 395-4700                               Portland, OR 97201
                                             (503) 223-6288
230 West Monroe
Suite 1550                                   1767 Sentry Pkwy. West 19
Chicago, IL 60606                            Suite 300
(312) 368-1001                               Blue Bell, PA 19422
                                             (215) 646-8030
8555 North River Road
Suite 420                                    5400 LBJ Freeway
Indianapolis, IN 46240                       Suite 1340
(317) 574-7145                               Dallas, TX 75240
                                             (214) 490-1515
7310 Ritchie Highway
Suite 800                                    800 Gessner
Glen Burnie, MD 21061                        Suite 1280
(410) 768-2330                               Houston, TX 77024
                                             (713) 465-2253
1301 West Long Lake Road
Suite 340
Troy, MI 48098
(810) 641-0022

 There are also more than thirty branch offices located throughout the country.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019 1-800-44-VALIC
                           TDD NUMBER 1-800-35-VALIC
               FOR UNIT VALUE INFORMATION CALL: 1-(800) 847-5634
            FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-(800) 621-7792

================================================================================

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A
                       UNITS OF INTEREST UNDER GROUP AND
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                       PORTFOLIO DIRECTOR CONTRACT SERIES

        ----------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
        ----------------------------------------------------------------

                                FORM N-4 PART B

                                  MAY 1, 1996



This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the prospectus for the Portfolio Director Contract Series* dated May 1, 1996 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this Statement of Additional Information have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing the Company, or The Variable Annuity Marketing Company (the "Underwriter") at 2929 Allen Parkway, Houston, Texas 77019; 1-(800)-44-VALIC. Prospectuses are also available from regional sales offices of the Underwriter or from its registered sales representatives.


(*The Portfolio Director Contract Series is composed of Contract Forms UIT-194,
  UITG-194, UITN-194, UIT-IRA-194, and UIT-SEP-194.)

                               TABLE OF CONTENTS


General Information...................................................................    4
  Marketing Information...............................................................    4
  Endorsements and Published Ratings..................................................    6
Types of Variable Annuity Contracts...................................................    8
Federal Tax Matters...................................................................    8
  Tax Consequences of Purchase Payments...............................................    8
  Tax Consequences of Distributions...................................................    9
  Special Tax Consequences -- Early Distribution......................................   10
  Special Tax Consequences -- Required Distributions..................................   10
  Tax Free Rollovers, Transfers and Exchanges.........................................   11
Exchange Privilege....................................................................   12
  Exchanges From Independence Plus Contracts..........................................   12
  Exchange From V-Plan Contracts......................................................   13
  Exchanges From SA-1 and SA-2 Contracts..............................................   14
  Exchange From Impact Contracts......................................................   15
  Exchanges From Compounder Contracts.................................................   16
  Information Which May Be Applicable To Any Exchange.................................   17
Calculation of Surrender Charge.......................................................   18
  Illustration of Surrender Charge on Total Surrender.................................   18
  Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full
     Surrender........................................................................   18
Purchase Unit Value...................................................................   19
  Illustration of Calculation of Purchase Unit Value..................................   19
  Illustration of Purchase of Purchase Units..........................................   19
Performance Calculations..............................................................   19
  Money Market Division Yields........................................................   19
  Calculation of Yield for Money Market Division Six..................................   19
  Illustration of Calculation of Yield for Money Market Division Six..................   19
  Calculation of Effective Yield for Money Market Division Six........................   19
  Illustration of Calculation of Effective Yield for Money Market Division Six........   19
Standardized Yield for Divisions Seven, Eight and Thirteen............................   20
  Calculation of Standardized Yield for Divisions Seven,Eight and Thirteen............   20
  Illustration of Calculation of Standardized Yield for Divisions Seven, Eight and
     Thirteen.........................................................................   20
  Calculation of Average Annual Total Return..........................................   21
Separate Account Division Performance Information.....................................   22
  Average Annual Total Return, Cumulative Return and Annual and Cumulative Change in
     Purchase Unit Value Tables.......................................................   22
  Hypothetical $10,000 Account Value and Cumulative Return as Compared to
     Benchmark Tables.................................................................   26
  Performance Compared to Market Indices..............................................   26
  Stock Index Division Ten Performance Compared to S&P 500 Index......................   29
  MidCap Index Division Four Performance Compared to Relevant Index...................   29
  Small Cap Index Division Fourteen Performance Compared to Russell 2000 Index........   30
  International Equities Division Eleven Performance Compared to EAFE Index...........   30
  Templeton International Division Twenty Performance Compared to MSCI World Index....   31
  Dreyfus Small Cap Division Eighteen Performance Compared to Russell 2000............   31
  Growth Division Fifteen Performance Compared to S&P 500 Index.......................   32
  Growth & Income Division Sixteen Performance Compared to S&P 500 Index..............   32
  Capital Conservation Division Seven Performance Compared to Merrill Lynch Corporate
     Master Index.....................................................................   33
  Government Securities Division Eight Performance Compared to Lehman Brothers U.S.
     Treasury Composite Index.........................................................   34

  International Government Bond Division Thirteen Performance Compared to Salomon
     Brothers Non-U.S. Dollar World Government Bond Index.............................   34
  Social Awareness Division Twelve Performance Compared to S&P 500 Index..............   35
  Science & Technology Division Seventeen Performance Compared to S&P 500 Index.......   35
  Money Market Division Six Performance Compared to Certificate of Deposit Primary
     Offering by New York City Banks, 30 Day Index....................................   36
  Timed Opportunity Division Five Performance Compared to S&P 500 Index, Merrill Lynch
     Corporate and Government Master Index and Certificate of Deposit Primary Offering
     by New York City Banks, 30 Day Index.............................................   37
  Templeton Asset Allocation Division Nineteen Performance Compared to MSCI World
     Index, Salomon Brothers Non-US Dollar World Government Bond Index, and
     Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index.....   38
Payout Payments.......................................................................   38
  Assumed Investment Rate.............................................................   38
  Amount of Payout Payments...........................................................   38
  Payout Unit Value...................................................................   39
  Illustration of Calculation of Payout Unit Value....................................   39
  Illustration of Payout Payments.....................................................   40
Distribution of Variable Annuity Contracts............................................   40
Experts...............................................................................   40
Comments on Financial Statements......................................................   41

                              GENERAL INFORMATION

MARKETING INFORMATION

     The Company has targeted not-for-profit organizations as the central focus of its marketing efforts for its Contracts. The Company has utilized as its general marketing theme the concept that the Company is "America's Retirement Plan Specialists." Specifically, the Company's marketing thrust is aimed at individuals and groups associated with public and private schools, colleges and universities, not-for-profit health care organizations, state and local governments and other not-for-profit organizations.


     This marketing concept has proven to be successful. In the aggregate, premium deposits to the Company have grown from $37,000 in 1956 to more than $2.5 billion as of December 31, 1995. The number of aggregate participant accounts has increased from 155,000 accounts in 1980 to more than 1,390,700 accounts as of December 31, 1995. The number of employer groups which have purchased Contracts has increased by 83 percent in the past five years to more than 20,386 as of December 31, 1995. As of December 31, 1995, the Company was ranked in the top 1 percent of all U.S. life insurance companies with regard to asset size. As of December 31, 1995 the Company's assets totaled $25 billion.


     The Company's growth can also be reviewed by examining each market segment the Company targets.


     As of December 31, 1995, the Company was marketing Contracts in more than 7,911 public and private, primary and secondary schools with nearly 401,064 participant accounts for employees in public and private schools nationwide. From December 31, 1990 to December 31, 1995, the cash value of investments in these Contracts has increased by 96 percent while the number of public and private school groups in these Contracts increased 34 percent and the number of participant accounts in these Contracts increased by 44 percent.

     The Company has also increased its marketing efforts to colleges and universities. From December 31, 1990 to December 31, 1995, the number of colleges and universities which allow the Company to market Contracts to its faculty and staff members has increased 72 percent and for the same period the number of participant accounts has increased 48 percent. For the same time period cash values for participants have increased 102 percent. As of December 31, 1995, more than 41 percent of United States colleges and universities allow the Company to market Contracts to their faculty and staff members.


     The Company has utilized as the central focus in its marketing to college and university faculty and staff members the theme that the Company is the "Alternative of Choice."


     The Company has also had growth in the health care segment of the not-for-profit organization market. From December 31, 1990 to December 31, 1995 Contract cash values have increased 199 percent. During the same period the number of health care groups that have purchased these Contracts increased 78 percent and the number of participants who were in the Contracts increased 148 percent.

     The Company has also experienced growth in contracts sold to state and local governmental groups. From December 31, 1990 to December 31, 1995, Contract cash values for participants in these groups have increased 98 percent. For the same period the number of participant accounts for individuals in these groups in these Contracts increased 75 percent and the number of employer groups has increased 101 percent.

     Additionally, several states have enacted, as an alternative to state administered defined benefit retirement programs, Optional Retirement Plans
(ORPs). A state that sponsors an ORP will select the carriers which will be allowed to participate in the ORP. The Company has been selected as one of the carriers permitted to market Contracts to state employees who elect to participate in the ORP in 24 of the last 27 states to sponsor ORPs with multiple carriers, as of December 31, 1995. From December 31, 1990 to December 31, 1995, in these ORPs the number of participant accounts increased 164 percent and cash values increased 153 percent to more than $1.5 billion dollars. In addition, during this time period annual ORP premiums doubled.


     The Company may, from time to time, refer to a general investment strategy known as indexing. Several of the Divisions employ this investment strategy. The Company may compare the performance of these Divisions to the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index, Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index, or any other appropriate market index. The indexes are not managed funds and have no identifiable investment objectives.


     The Company may, from time to time, refer, individually or collectively, to its package of retirement plan services. Collectively, this package of services may be referred to as easy Retirement Plan easy Retirement Plan includes: (1) personal, face-to-face service from highly trained VALIC Retirement Plan Specialists; (2) informative retirement-investment education programs, seminars and materials; (3) specialized software programs for retirement planning and developing asset allocation strategies; (4) a wide selection of innovative, market-responsive investment options; (5) advanced and efficient administration of your retirement account; (6) and a financially strong and stable Company with which to do business.


     From time to time the Company may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are that the selection of individual investments has little impact on portfolio performance, market timing strategies seldom work, markets are efficient and selecting the suitable mix of asset classes is more important when creating a long-term investment portfolio. Modern Portfolio Theory allows an investor to determine an "efficient" or "optimized" portfolio that has historically provided a higher return with the same risk or the same return with lower risk.

     When presenting the asset allocation process the Company may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. The Company may classify investors into five categories based on their personal risk tolerance and will quote various industry experts on which types of investments are best suited to each of the five risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services, Laffer-Cantos, Inc., VARDS Report, Wilson Associates and any other expert which has been deemed by the Company to be appropriate. The Company may also provide a historical overview of the performance of a variety of investment market indexes and different asset classes, such as stocks, bonds, cash equivalents, etc. The Company may also discuss investment volatility (standard deviation) including the range of returns for different asset classes over different time horizons, and the correlation between the returns of different asset classes. The Company may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, the Company may describe various investment strategies and methods of implementation such as the use of index funds vs. actively managed funds, the use of dollar cost averaging techniques, the tax status of contributions, and the periodic rebalancing of diversified portfolios.

     The Company, in its marketing efforts to each of the market segments, may from time to time design sales literature and material specifically for that market segment, e.g., the health care segment of the not-for-profit organization market. This sales literature and material may also be specific to a certain group. For example, sales literature and material may be designed for a specific hospital. The sales literature and material would address specifically the group's contract and retirement plan.

     The Company, in its marketing efforts, may also refer to the following investment advisers referenced in the Prospectus.


     Templeton Investment Counsel Inc., is the investment adviser for the Templeton Asset Allocation Fund (underlying Division Nineteen) and the Templeton International Fund (underlying Division Twenty). For more than 50 years, the Templeton organization has been a leading global investment management company with offices in the U.S., Australia, Bahamas, Canada, Germany, Hong Kong, Luxembourg, Russia, Scotland and Singapore. A member of the $132.6 billion Franklin Templeton Group, Templeton has more than $52 billion of assets under management in global and non-U.S. investment companies and private accounts. The Franklin Templeton Group provides investment management and advisory services to a worldwide client base. Templeton Investment Counsel Inc., uses a disciplined, long-term approach to value oriented global and international investing. It has an extensive global network of investment research sources. Securities are selected for a fund's portfolio on the basis of fundamental company-by-company analysis.

     The Company may, from time to time, refer to Value Line Inc., ("Value Line"), investment subadviser to the Growth & Income Fund (underlying Division
16). For more than four decades, Value Line has provided investment counseling services to mutual funds and private and institutional accounts with combined assets in excess of $4.5 billion. Investment selection is based on the Value Line Timeliness Ranking System, which has evolved after many years of research. The System provides objective standards for determining whether the market is under- or overvaluing a particular security. A Value Line subsidiary publishes the Value Line Investment Survey, one of the best known investment advisory services in the United States, which covers about 1700 stocks, organized into 90+ industries on a regular basis. The Expanded Edition of The Value Line Investment Survey covers an additional 1,800 stocks.

     The Company may, from time to time, refer to T. Rowe Price Associates, Inc. (T. Rowe Price), as subadviser to the Science & Technology Fund (underlying Division Seventeen) and the Growth Fund (underlying Division Fifteen). T. Rowe Price, one of the nation's leading no-load mutual fund managers together with its affiliates currently manages more than $70 billion. Its approach to managing money is based on proprietary research and a strict investment discipline developed over 50 years. Founded in 1937 by the late Thomas Rowe Price Jr., T. Rowe Price is one of the pioneers of growth stock investing. Growth stock investing focuses on well-managed companies that operate in fields where earnings and dividends are expected to grow faster than both inflation and the overall economy. T. Rowe Price has delivered strong performance for its clients by investing in both large and small-growth companies which operate in the service sector of the economy. This is based on the fundamental premise that long-term growth in the service sector will outpace overall economic growth. T. Rowe Price has also delivered strong performance for its clients by investing in the common stocks of companies expected to benefit from the development, advancement and use of science and technology. This includes industries such as telecommunications, computers, software, medical devices, and biotechnology.

     The Company may, from time to time, refer to The Dreyfus Corporation as adviser for the Dreyfus Small Cap Fund (underlying Division Eighteen). The Dreyfus Corporation has been helping Americans invest for their future with quality mutual funds for more than four decades. As of the end of 1995, the firm had over $82 billion in assets under management.


     The Company may, from time to time, refer in advertisements or sales materials to certain milestones which are intended to emphasize the Company's growth and development in assets, groups and various market segments. Additionally the Company may refer from time to time in advertisements or sales materials to marketing strategies it utilizes to promote the Company's business objectives. Further, the Company may refer from time to time in advertisements or sales materials to certain value-added services it provides to its groups, Contract Owners and Participants.


ENDORSEMENTS AND
PUBLISHED RATINGS

     From time to time, in advertisements or in reports to Contract Owners, the Company may refer to its endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. The endorser's name will be used only with the endorser's consent. It should be noted that the list of endorsements may change from time to time.

     Also from time to time, the rating of the Company as an insurance company by A. M. Best may be referred to in advertisements or in reports to Contract Owners. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's Ratings range from A++ to F. The Company's rating is A++. An A++ rating means, in the opinion of A. M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

     In addition, the claims-paying ability of the Company as measured by the Standard and Poor's Ratings Group may be referred to in advertisements or in reports to Contract Owners. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to D. The Company's claims-paying ability rating is AAA, which is defined as superior.

     Further, from time to time the Company may refer to Moody's Investor's Service's rating of the Company. Moody's Investor's Service's financial strength ratings indicate an insurance company's ability to discharge senior policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries and affiliates. Moody's Investor's Service's ratings range from Aaa to C. The Company's rating is Aa2 which is defined as excellent.

     The Company may additionally refer to its Duff & Phelp's rating. A Duff & Phelp's rating is an assessment of a Company's insurance claims paying ability. Duff & Phelp's ratings range from AAA to CCC. Duff & Phelp's rates the claims paying ability of the Company as AAA. An AAA rating reflects that the Company has the highest claims paying ability.

     Ratings relate to the claims paying ability of the Company's General Account and not the investment characteristics of the Separate Account.

     The Company may from time to time, refer to Lipper Analytical Services Incorporated ("Lipper"), Morningstar, Inc. ("Morningstar") and CDA/Wiesenberger Investment Companies (CDA/Wiesenberger) when discussing the performance of its Divisions. Lipper, Morningstar and CDA/Wiesenberger are leading publishers of statistical data about the investment company industry in the United States.

     Additionally, the Company may compare the performance of the Divisions to categories published by Lipper and Morningstar. The published categories which may be utilized in comparison with the performance of the Divisions include the Morningstar Growth and Income Mutual Fund Category, Morningstar Aggressive Growth Mutual Fund Category, Morningstar Growth Mutual Fund Category, Morningstar International Stock Mutual Fund Category, Lipper Growth and Income Mutual Fund Category, Lipper Small Company Growth Mutual Fund Category, Lipper Growth Mutual Fund Category and Lipper International Mutual Fund Category. Additional Lipper or Morningstar categories may be utilized if they are deemed by the Company relevant to the performance of the Company's Divisions.

     The Company may, from time to time, refer to The Variable Annuity Research & Data Services (VARDS) Report. The VARDS Report offers monthly analysis of the variable annuity industry, including marketing and performance information.

     The Company may, from time to time, refer to Bankers Trust Company's Tactical Asset Allocation Model's historical performance and compare such performance to that of the S&P 500 Index. Neither the Model nor the S&P 500 Index is a managed fund and neither have identifiable investment objectives.

     Finally the Company will utilize as a comparative measure for the performance of its Funds the Consumer Price Index ("CPI"). The CPI is a measure of change in consumer prices, as determined in a monthly survey of the U.S. Bureau of Labor Statistics. Housing costs, transportation, food, electricity, changes in taxes and labor costs are among the CPI components. The CPI provides a tool for determining the impact of inflation on an individual's purchasing power.

TYPES OF VARIABLE ANNUITY
CONTRACTS

     Three types of Contracts are offered in connection with the prospectus to which this Statement of Additional Information relates:

(1) single payment immediate annuity Contracts;

(2) single payment deferred annuity Contracts; and

(3) flexible payment deferred annuity Contracts.

     Under single payment Contracts, only one Purchase Payment is made by the Contract

Owner. Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract.

     Under deferred annuity contracts, Purchase Payments are invested and accumulate on a fixed or variable basis until the date the Contract Owner selects to commence annuity payments.

     Under immediate annuity Contracts, the first annuity payment is made on the first day of the second month after the Purchase Payment is received. During the period before the Annuity Date, the Purchase Payments are invested in the same manner, and the other terms and conditions (including the options and rights of Contract Owners, Annuitants and Beneficiaries) are the same under immediate annuity Contracts as under deferred annuity Contracts.

     The Contracts are non-participating and will not share in any of the profits of the Company.


FEDERAL TAX MATTERS

     This Section summarizes the major tax consequences of contributions, payments, and withdrawals under Portfolio Director, during life and at death.

TAX CONSEQUENCES OF PURCHASE PAYMENTS

     403(b) Annuities. Purchase Payments made by Section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax limitations. This gross income exclusion applies both to employer contributions and to your voluntary salary reduction contributions.

     Your voluntary salary reduction contributions are generally limited to the lesser of $9,500 or 20% of salary, although additional, "catch-up" contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to approximately 20% of salary. In addition, after 1988 employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

     401(a) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee generally are made on an after-tax basis, unless eligible for pre-tax treatment by reason of Sections 401(k) or 414(h).

     408(b) Individual Retirement Annuities ("IRAs"). Tax-deductible contributions for IRA Contracts are limited to the lesser of $2,000 or 100% of compensation, and may be made only by individuals who:

 (i) are not (and whose spouses are not) active participants in another retirement plan;

 (ii) are active participants in another retirement plan, but are unmarried and have adjusted gross income of $25,000 or less; or

(iii) are active participants (or whose spouse is) in another retirement plan, but are married and have adjusted gross income of $40,000 or less.

     Active participants in other retirement plans whose adjusted gross income exceeds the limits in (ii) or (iii) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. If an IRA is established for a nonworking spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $2,250 or 100% of the working spouse's earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year.

     You may be eligible to make nondeductible IRA contributions in excess of:

 (i) the lesser of $2,000 ($2,250 for you and your spouse's IRA) or 100% of compensation, over

(ii) your applicable IRA deduction limit.

     457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who: (i) perform services for the government unit, and (ii) belong to a select group of management or highly compensated employees and/or independent contractors.

     This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. If the program is an eligible deferred compensation plan (an "EDCP"), you may contribute (and defer tax on) the lesser of $7,500 or 33 1/3% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additional, catch-up deferrals are permitted in your final three years before normal retirement age.

     The employer uses deferred amounts to purchase the Contracts offered by this prospectus. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. The employee has no present rights to vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.

     SEP. Employer contributions under a SEP are made to a separate individual retirement account established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income, and after 1993 cannot exceed the lesser of $22,500 or 15% of your compensation.

     Employees of certain small employers (other than tax-exempt organizations) may contribute pretax, on a salary reduction basis, to the SEP. These salary reduction contributions may not exceed $7,000, indexed for inflation in later years.

     Unfunded Deferred Compensation Plans. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

     An unfunded, deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private taxable employers that are not natural persons, however, are currently taxable on any increase in the Purchase Unit Value attributable to Purchase Payments made after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

     Non-Qualified Contracts. Purchase Payments made under Non-Qualified Contracts are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit Value of a Non-Qualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons, however, are currently taxable on any increase in the Purchase Unit Value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

TAX CONSEQUENCES OF DISTRIBUTIONS

     403(b) Annuities. Voluntary salary reduction amounts accumulated after December 31, 1988, and earnings on voluntary contributions before and after that date, may not be distributed before one of the following:

(1) attainment of age 59 1/2;

(2) separation from service;

(3) death;

(4) disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

     Distributions are taxed as ordinary income to the recipient in accordance with Section 72.

     401(a) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be subject to special 5-year or 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986.

     408(b) IRAs and SEPs. Distributions are taxed as ordinary income to the recipient.

     457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which are paid or otherwise made available to the recipient.

     Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which are paid or otherwise made available to the recipient.

     Non-Qualified Contracts. Partial redemptions generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity under a Non-Qualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract). Partial redemptions from a Non-Qualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his investment in the Contract. The amount received in a complete redemption of a Non-Qualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owners's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within any twelve-month period are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

     When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, such individuals generally are entitled to deduct the unrecovered amount on their final tax return.

SPECIAL TAX CONSEQUENCES -- EARLY
DISTRIBUTION

     403(b) Annuities, 401(a) and 403(a) Qualified Plans, 408(b) IRAs and SEPs. Taxable distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

(1) death;

(2) disability;

(3) separation from service after a participant reaches age 55;

(4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary), and

(5) distributions which do not exceed the employee's tax deductible medical expenses for the taxable year of receipt.

     457 Plans. Distributions generally may be made under an EDCP prior to separation from service only for unforeseeable emergencies, and are includible in the recipient's gross income in the year paid.

     Non-Qualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a Non-Qualified Contract, unless the distribution is:

(1) to a Beneficiary on or after the Contract Owner's death;

(2) upon the Contract Owner's disability;

(3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary;

(4) made under an immediate annuity contract, or

(5) allocable to Purchase Payments made before August 14, 1982.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS

     403(b) Annuities. Generally, minimum required distributions must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2; required distributions must be made over a period that does not exceed the life or life expectancies of the Participant (or lives or joint life expectancies of the Participant and Beneficiary). The minimum amount payable can be determined several different ways. Participants employed by governmental entities and certain church organizations may delay the commencement of payments until April 1 of the calendar year following retirement if still employed at age 70 1/2. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

(i)  must begin to be paid when Participant attains age 75; and

(ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

     The 50% rule will not apply if a Participant's spouse is the joint annuitant. Notwithstanding these pre-January 1, 1987 rules the entire contract balance must meet the minimum distribution incidental benefit requirement of
Section 403(b)(10).

     At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant and in effect at the time of death.

     401(a) and 403(a) Qualified Plans. Minimum distribution requirements for Qualified Plans, are generally the same as described for 403(b) Annuities, except that:

(1) there is no exception for pre-1987 amounts; and

(2) there is no available postponement, past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained, if the Participant remains employed.

     408(b) IRAs and SEPs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

(1) there is no exception for pre-1987 amounts; and

(2) there is no available postponement, past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained, if the Participant remains employed.

     457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCP's are generally the same as described above for 403(b) Annuities, except that there is no exemption or postponement.

     Non-Qualified Contracts. Non-Qualified Contracts do not require commencement of distributions at any particular time and do not limit the duration of annuity payments.

     At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant at the time of death.

TAX-FREE ROLLOVERS, TRANSFERS AND
 .EXCHANGES

     403(b) Annuities. Tax free transfers between 403(b) annuity contracts and/or 403(b)(7) custodial accounts, and tax-free rollovers from 403(b) programs to IRAs or other 403(b) programs, are permitted under certain circumstances.

     401(a) and 403(a) Qualified Plans. The taxable portion of certain distributions may be transferred in a tax-free rollover to an individual retirement account or annuity, or to another such plan.

     408(b) IRAs. Funds may be transferred tax-free to an IRA Contract, from a 403(b) Annuity, or 401(a) or 403(a) Qualified Plan, under certain conditions. These amounts may subsequently be rolled over on a tax-free basis to another such plan or 403(b) Annuity Contract from this "conduit" IRA. In addition, tax-free rol-lovers may be made from one IRA to another provided that no more than one such rollover is made during any twelve-month period.

     SEPs. Funds may be rolled over tax free from one SEP only to another SEP or an IRA.

     457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP.

     Unfunded Deferred Compensation Plans. Tax-free transfers or rollovers are not allowed from these plans.

     Non-Qualified Contracts. Certain of the Non-Qualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. The exchange of one annuity contract for another is a tax-free transaction under Section 1035, but is reportable to the IRS.

EXCHANGE PRIVILEGE

     In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director. These other contracts are listed in the prospectus. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director is provided below.

EXCHANGES FROM INDEPENDENCE PLUS
CONTRACTS

     Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. Up to 10% of the Account Value may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. (See "Surrender Charges" in the prospectus.) For purposes of satisfying the fifteen-year and five-year holding requirements described in "Surrenders Charges" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating surrender charges. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

     Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the Variable Subaccounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. (See "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" in the prospectus) To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under Portfolio Director, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director. (See "Separate Account Charges" in the prospectus)

     Investment Options. Under Independence Plus Contracts ten divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of the Series Company portfolio. The ten mutual funds are managed by the Company for advisory fees at annual rates ranging from .29% to .50% of each respective portfolio's average daily net assets. In addition, two fixed investment options are available. Under Portfolio Director, sixteen divisions of VALIC Separate Account A are available, thirteen of which invest in a different investment portfolio of the Series Company and three divisions of which invest in other mutual fund portfolios. These mutual fund portfolios are managed either by the Company, the Dreyfus Corporation, or Templeton Investment Counsel Inc. for advisory fees at annual rates ranging from .29% to .90% of each portfolio's or mutual fund's average daily net assets. Two fixed investment options are also available.

     Annuity Options. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years on a fixed basis only. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years on a fixed basis only. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM V-PLAN CONTRACTS

     Sales/Surrender Charges. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. Up to 10% of the account value may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director provisions include no surrender charges on an election of the no charge systematic withdrawal method, and where an employee-participant has maintained the account for a period of five years and has attained the age 59 1/2. (See "Surrender Charges" in the prospectus.) For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

     If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating surrender charges. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director.

     Other Charges. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charges begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. (See "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" in the prospectus.) To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under Portfolio Director, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director. (See "Separate Account Charges" in the prospectus.)

     Investment Options. There are no variable investment alternatives provided under V-Plan Contracts.

     Annuity Options. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director does not provide for commutation. V-Plan Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM SA-1 AND SA-2 CONTRACTS (GUP-64, GUP-74, GTS XA CONTRACTS)

     Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to surrender charges. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first. (See "Surrender Charges" in the prospectus.)

     Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. (See "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" in the prospectus.) To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under Portfolio Director, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" in the prospectus.)

     Investment Options. Under SA-1 and SA-2 Contracts only one division of VALIC Separate Account A is available as a variable investment alternative. This division invests in a portfolio of the Series Company. This portfolio is managed by the Company for advisory fees at an annual rate of .29% of the portfolio's average daily net assets. (Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, sixteen divisions of VALIC Separate Account A are available, thirteen of which invest in a different investment portfolio of the Series Company and three divisions of which invest in other mutual fund portfolios. These mutual fund portfolios are managed by either the Company, The Dreyfus Corporation, or Templeton Investment Counsel Inc., for advisory fees at annual rates ranging from .29% to .90% of each portfolio's or mutual fund's average daily net assets. Additionally, two fixed investment options are available under Portfolio Director.

     Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Portfolio Director does not provide for commutation. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM IMPACT CONTRACTS

     Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. (See "Exceptions to Surrender Charge" in the prospectus.) For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into a Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating surrender charges. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

     Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. (See "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" in the prospectus.) To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under Portfolio Director, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" in the prospectus.)

     Investment Options. Under the Impact Contract five divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of the Series Company portfolio. The five mutual funds are managed by the Company for advisory fees at annual rates ranging from .29% to .50% of each respective portfolio's average daily net assets. Under Portfolio Director, sixteen divisions of VALIC Separate Account A are available, thirteen of which invest in a different investment portfolio of the Series Company and three divisions of which invest in other mutual fund portfolios. These mutual fund portfolios are managed by either the Company, The Dreyfus Corporation, or Templeton Investment Counsel Inc., for advisory fees at annual rates ranging from .29% to .90% of each portfolio's or mutual fund's average daily net assets. In addition, two fixed investment options are available under Portfolio Director.

     Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years on a fixed basis only. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Portfolio Director does not provide for commutation. Impact Contracts and the Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM COMPOUNDER CONTRACTS

     Sales/Surrender Charges. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director. Purchase Payments made to Portfolio Director, however, would be subject to the surrender charge under Portfolio Director. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first. (See "Surrender Charges" in the prospectus.)

     Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. (See "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" in this prospectus.) To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under Portfolio Director, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" in the prospectus.)

     Investment Options. There are no variable investment alternatives provided under Compounder Contracts.

     Annuity Options. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director allows Payout Payments be made on a fixed or variable basis, or both. One option under the Portfolio Director provides for a designated period of 5 and 30 years on a fixed basis only. Portfolio Director does not provide for commutation. Unlike Portfolio Director, the Compounder Contracts contain no "betterment of rates" provision.

INFORMATION WHICH MAY BE APPLICABLE TO
ANY EXCHANGE

     Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director are set forth therein, and copies may be obtained from one of the Company's Regional Offices listed on the inside back cover of this prospectus.

     To satisfy a Federal tax law requirement, non-spouse beneficiaries under Portfolio Director generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

                        CALCULATION OF SURRENDER CHARGE


     The surrender charge is discussed in the Prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:


              ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER
     Example 1.
                              TRANSACTION HISTORY


    DATE                              TRANSACTION                                   AMOUNT
    ----                              -----------                                   ------
    2/1/90.........................   Purchase Payment                             $ 10,000
    2/1/91.........................   Purchase Payment                                5,000
    2/1/92.........................   Purchase Payment                               15,000
    2/1/93.........................   Purchase Payment                                2,000
    2/1/94.........................   Purchase Payment                                3,000
    2/1/95.........................   Purchase Payment                                4,000
    7/1/95.........................   Total Purchase Payments (Assumes
                                        Account Value is $50,000)                    39,000


    Surrender Charge is lesser of (a) or (b):


 a.    Surrender Charge calculated on 60 months of Purchase Payments
       1.    Surrender Charge against Purchase Payment of 2/1/90..........................  $     0
       2.    Surrender Charge against Purchase Payment of 2/1/91 (0.05 X $5,000)..........  $   250
       3.    Surrender Charge against Purchase Payment of 2/1/92 (0.05 X $15,000).........  $   750
       4.    Surrender Charge against Purchase Payment of 2/1/93 (0.05 X $2,000)..........  $   100
       5.    Surrender Charge against Purchase Payment of 2/1/94 (0.05 X $3,000)..........  $   150
       6.    Surrender Charge against Purchase Payment of 2/1/95 (0.05 X $4,000)..........  $   200
             Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 + 5 + 6)..........  $ 1,450
 b.    Surrender Charge calculated on the excess over 10% of the Account Value at the time of surrender:
         Account Value at time of surrender             $  50,000
         Less 10% not subject to Surrender Charge          -5,000
                                                        ---------
       Subject to Surrender Charge                         45,000
                                                         X    .05
                                                         --------
       Surrender Charge based on Account Value           $ 2,250 .........................  $ 2,250
 c.    Surrender Charge is the lesser of a or b...........................................  $ 1,450


 ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL
                                   SURRENDER
     Example 2.
                TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

    DATE                              TRANSACTION                                  AMOUNT
    ----                              -----------                                  ------
    2/1/90.........................   Purchase Payment                            $ 10,000
    2/1/91.........................   Purchase Payment                               5,000
    2/1/92.........................   Purchase Payment                              15,000
    2/1/93.........................   Purchase Payment                               2,000
    2/1/94.........................   Purchase Payment                               3,000
    2/1/95.........................   Purchase Payment                               4,000
    7/1/95.........................   10% Partial Surrender (Assumes                 3,900
                                        Account Value is $39,000)
    8/1/95.........................   Full Surrender                                35,100


     a. Since this is the first partial surrender in this participant year, calculate the excess over 10% of the value of the Purchase Units


       10% of $39,000 = $3,900 [no charge on this 10% withdrawal]


     b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 - $3,900 = $35,100



     c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755


     d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

                              PURCHASE UNIT VALUE

     The calculation of Purchase Unit value is discussed in the Prospectus under "Purchase Period." The following illustrations show a calculation of a new Unit value and the purchase of Purchase Units (using hypothetical examples):

ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE


     Example 3.


    1. Purchase Unit value, beginning of period...............................  $   1.800000
    2. Value of Fund share, beginning of period...............................  $  21.200000
    3. Change in value of Fund share..........................................  $    .500000
    4. Gross investment return (3)/(2)........................................       .023585
    5. Daily mortality and expense charge.....................................       .000027
    6. Net investment return (4)-(5)..........................................       .023558
    7. Net investment factor 1.000000+(6).....................................      1.023558
    8. Purchase Unit value, end of period (1)X(7).............................  $   1.842404



ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)


     Example 4.


    1. First Periodic Purchase Payment........................................  $  100.00
    2. Purchase Unit value on effective date of purchase (see Example 3)......  $    1.800000
    3. Number of Purchase Units purchased (1)/(2).............................      55.556
    4. Purchase Unit value for valuation date following purchase (see Example
       3).....................................................................  $    1.842404
    5. Value of Purchase Units in account for valuation date following purchase (3)X(4).......................................................  $  102.36


                            PERFORMANCE CALCULATIONS

                          MONEY MARKET DIVISION YIELDS
               CALCULATION OF YIELD FOR MONEY MARKET DIVISION SIX

                           7-Day Current Yield: 4.15%

       ILLUSTRATION OF CALCULATION OF YIELD FOR MONEY MARKET DIVISION SIX

     Example 5.


     The yield quotation above is based on the seven days ended December 31, 1995, the date of the most recent balance sheet included in the registration statement ("base period"). It is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by 365/7.


          CALCULATION OF EFFECTIVE YIELD FOR MONEY MARKET DIVISION SIX

                          7-Day Effective Yield: 4.24%

  ILLUSTRATION OF CALCULATION OF EFFECTIVE YIELD FOR MONEY MARKET DIVISION SIX

     Example 6.


     The effective yield quotation above is based on the seven days ended December 31, 1995, the date of the most recent balance sheet included in the registration statement ("base period"). It is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] -1

           STANDARDIZED YIELD FOR DIVISIONS SEVEN, EIGHT AND THIRTEEN

   CALCULATION OF STANDARDIZED YIELD FOR DIVISIONS SEVEN, EIGHT AND THIRTEEN


                                                               DIV 7        DIV 8        DIV 13
                                                               ------       ------       ------
Standardized Yield...........................................   5.23%        5.00%        4.25%


ILLUSTRATION OF CALCULATION OF STANDARDIZED YIELD FOR DIVISIONS SEVEN, EIGHT AND
                                    THIRTEEN

     Example 7.

     The yield quotation based on a 30-day period ended December 31, 1995, the date of the most recent balance sheet of the Registrant included in the registration statement is computed by dividing the net investment income per Purchase Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

                         YIELD = 2 [( a - b + 1)6 - 1]
                                        cd

     Where:


              a  =  net investment income earned during the period by the Fund attributable to shares owned by the Division
              b  =  expenses accrued for the period (net of reimbursements)
              c  =  the average daily number of Purchase Units outstanding during the period
              d  =  the maximum offering price per Purchase Unit on the last day of the period


     Yield on each Division is earned from dividends declared and paid by the Fund, which are automatically reinvested in Fund shares.

                   CALCULATION OF AVERAGE ANNUAL TOTAL RETURN


     Average Annual Total Return quotations for the 1, 3, 5, and 10 year periods ended December 31, 1995, the date of the most recent balance sheet included in this registration statement, are computed by finding the average annual compounded rates of over the 1, 3, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                 P (1+T)n = ERV

     Where:

              P     = a hypothetical initial Purchase Payment of $1,000
              T     = average annual total return
              n     = number of years
              ERV  =  redeemable value at the end of the 1, 3, 5 or 10 year periods of a hypothetical $1,000 Purchase Payment made at the beginning of the 1,
                      3, 5, or 10 year periods (or fractional portion thereof)

     The Company may advertise standardized average annual total return which, includes the surrender charge of up to 5% of Gross Purchase Payments received during the most recent 60 months as well as non-standardized average annual total returns which does not include a surrender charge or maintenance fee.

     There is no sales charge for reinvested dividends. All recurring fees have been deducted. For fees which vary with the account size, an account size equal to that of the median account size has been assumed. Ending redeemable value has been determined assuming a complete redemption at the end of the 1, 3, 5 or 10 year period and deduction of all nonrecurring charges at the end of each such period.

               SEPARATE ACCOUNT DIVISION PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN, CUMULATIVE RETURN AND ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE TABLES.

     In the prospectus we described a number of ways we may advertise information about the investment performance of VALIC Separate Account A Divisions. Certain performance information for each VALIC Separate A Account Division is printed in the four tables below.

     The information presented does not reflect the advantage under Portfolio Director of deferring federal income tax on increases in Account Value due to earnings attributable to Purchase Payments (see "Federal Tax Matters" in the prospectus and in the Statement of Additional Information.) The information presented also does not reflect the advantage under Qualified Contracts of deferring federal income tax on Purchase Payments.

     The performance results shown in the following tables are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

                                                                         TABLE I

                          AVERAGE ANNUAL TOTAL RETURN
           WITH SURRENDER CHARGE AND ACCOUNT MAINTENANCE FEE IMPOSED
                        (PERIOD ENDED DECEMBER 31, 1995)

                                                 SINCE       10        5          3
DIVISION                                       INCEPTION*   YEARS    YEARS      YEARS      1 YEAR
--------                                       ----------   -----    -----      -----      ------
Stock Index Fund (Division 10).................   10.13%      --      13.99%     12.36%      30.77%
MidCap Index Fund (Division 4)
  Period from 10/13/82 to 12/31/95.............    7.90     7.60%     11.81       9.73       24.06
  Period from 10/01/91 to 12/31/95.............   11.88       --         --       9.73       24.06
Small Cap Index Fund (Division 14).............   11.42       --         --      10.05       21.22
International Equities Fund (Division 11)......    2.22       --       6.38      13.22        4.60
Templeton International Fund (Division 20).....   10.40       --         --      15.71        9.19
Dreyfus Small Cap Fund (Division 18)...........   53.65       --      57.50      30.07       22.61
Growth Fund (Division 15)......................   22.91       --         --         --       41.20
Growth & Income Fund (Division 16).............   13.88       --         --         --       25.38
Capital Conservation Fund (Division 7).........    6.01       --       8.12       5.60       14.42
Government Securities Fund (Division 8)........    5.93       --       6.88       4.82       11.15
International Government Bond Fund (Division
  13)..........................................    9.52       --         --       9.70       12.47
Social Awareness Fund (Division 12)............   10.05       --      12.41      11.29       32.39
Science & Technology Fund (Division 17)........   48.59       --         --         --       54.85
Money Market Fund (Division 6).................    4.33       --       2.08       1.27       -0.33
Timed Opportunity Fund (Division 5)............    7.25     8.01       8.18       7.75       18.38
Templeton Asset Allocation Fund (Division
  19)..........................................    9.90       --      13.46      11.55       15.86

------------

* The inception dates of the Divisions are as follows:

    DIVISION                                    INCEPTION DATE
    --------                                    --------------
    Stock Index Division.......................    04/20/87
    MidCap Index Division......................    10/13/82
    Small Cap Index Division...................    05/01/92
    International Equities Division............    10/02/89
    Templeton International Division...........    05/01/92
    Dreyfus Small Cap Division.................    08/31/90
    Growth Division............................    04/29/94
    Growth & Income Division...................    04/29/94
    Capital Conservation Division..............    01/16/86
    Government Securities Division.............    01/16/86
    International Government Bond Division.....    10/01/91
    Social Awareness Division..................    10/02/89
    Science & Technology Division..............    04/29/94
    Money Market Division......................    01/16/86
    Timed Opportunity Division.................    09/06/83
    Templeton Asset Allocation Division........    08/24/88

     The MidCap Index Division was formerly the Capital Accumulation Division. Effective October 1, 1991, the Fund underlying this Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Historical data prior to October 1, 1991 reflect investment experience prior to these changes. Selected purchase unit data for the last ten years for this Division appears on page 10 of the prospectus. Performance information for the Dreyfus Small Cap Division, Templeton Asset Allocation Division, and Templeton International Division was calculated on a pro forma basis, using the inception dates of the underlying Funds, and applying current contract charges.

                                                                        TABLE II
                          AVERAGE ANNUAL TOTAL RETURN
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED
                        (PERIOD ENDED DECEMBER 31, 1995)

                                               SINCE          10         5
                   DIVISION                   INCEPTION*    YEARS      YEARS      3 YEARS     1 YEAR
                   --------                   ----------    -----      -----      -------     ------
Stock Index Fund (Division 10)................   10.28%        --      14.72%      13.82%      35.95%
MidCap Index Fund (Division 4)
  Period from 10/13/82 to 12/31/95............    8.04       7.75%     12.59       11.24       29.24
  Period from 10/01/91 to 12/31/95............   12.84         --         --       11.24       29.24
Small Cap Index Fund (Division 14)............   12.58         --         --       11.56       26.39
International Equities Fund (Division 11).....    2.35         --       7.29       14.66        9.67
Templeton International Fund (Division 20)....   11.58         --         --       17.10       14.34
Dreyfus Small Cap Fund (Division 18)..........   53.86         --      57.87       31.22       27.78
Growth Fund (Division 15).....................   25.66         --         --          --       46.40
Growth & Income Fund (Division 16)............   16.75         --         --          --       30.55
Capital Conservation Fund (Division 7)........    6.15         --       8.98        7.22       19.58
Government Securities Fund (Division 8).......    6.07         --       7.78        6.46       16.31
International Government Bond Fund (Division
  13).........................................   10.52         --         --       11.21       17.63
Social Awareness Fund (Division 12)...........   10.20         --      13.18       12.77       37.57
Science & Technology Fund (Division 17).......   51.07         --         --          --       60.07
Money Market Fund (Division 6)................    4.47         --       3.12        2.97        4.51
Timed Opportunity Fund (Division 5)...........    7.40       8.15       9.04        9.31       23.55
Templeton Asset Allocation Fund (Division
  19).........................................   10.05         --      14.21       13.03       21.02

                                                                       TABLE III
                               CUMULATIVE RETURN
                        (PERIOD ENDED DECEMBER 31, 1995)

                                              SINCE                     5
                  DIVISION                  INCEPTION*   10 YEARS     YEARS      3 YEARS     1 YEAR
                  --------                  ----------   --------     -----      -------     ------
Stock Index Fund (Division 10)..............  134.39%          --      98.80%      47.44%      35.95%
MidCap Index Fund (Division 4)
  Period from 10/13/82 through 12/31/95.....  178.27       110.89%     80.93       37.67       29.24
  Period from 10/01/91 through 12/31/95.....   67.18           --         --       37.67       29.24
Small Cap Index Fund (Division 14)..........   54.49           --         --       38.83       26.39
International Equities Fund (Division 11)...   15.65           --      42.17       50.75        9.67
Templeton International Fund (Division
  20).......................................   49.52           --         --       60.58       14.34
Dreyfus Small Cap Fund (Division 18)........  898.25           --     881.77      125.94       27.78
Growth Fund (Division 15)...................   46.67           --         --          --       46.40
Growth & Income Fund (Division 16)..........   29.66           --         --          --       30.55
Capital Conservation Fund (Division 7)......   81.20           --      53.77       23.25       19.58
Government Securities Fund (Division 8).....   79.95           --      45.46       20.65       16.31
International Government Bond Fund (Division
  13).......................................   53.08           --         --       37.56       17.63
Social Awareness Fund (Division 12).........   83.51           --      85.80       43.42       37.57
Science & Technology Fund (Division 17).....   99.72           --         --          --       60.07
Money Market Fund (Division 6)..............   54.58           --      16.63        9.19        4.51
Timed Opportunity Fund (Division 5).........  141.10       119.10      54.21       30.61       23.55
Templeton Asset Allocation Fund (Division
  19).......................................  102.27           --      94.40       44.39       21.02

---------------

* See footnote to Table I for the inception date of each Division.

See "How to Review Investment Performance of Separate Account Divisions" in the prospectus for information about how these returns were calculated.

                                                                        TABLE IV

              ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE

                                                        ANNUAL CHANGE IN PURCHASE UNIT VALUE FOR THE YEAR ENDED DECEMBER 31*
                                                   -------------------------------------------------------------------------------
                    DIVISION                        1995        1994        1993        1992        1991        1990        1989
------------------------------------------------   -------     -------     -------     -------     -------     -------     -------
Stock Index Fund (Division 10)..................     35.95%      (0.30)%      8.78%       5.58%      27.70%      (4.83)%     27.88%
MidCap Index Fund (Division 4)..................     29.94       (4.70)      11.78        8.79       20.81      (10.20)      18.10
Small Cap Index Fund (Division 14)..............     26.39       (4.30)      14.77       11.28          --          --          --
International Equities Fund (Division 11).......      9.67        6.90       28.58      (14.31)      10.06      (20.90)       2.84
Templeton International Fund (Division 20)......     14.34       (3.49)      45.51       (6.89)         --          --          --
Dreyfus Small Cap Fund (Division 18)............     27.78        6.33       66.31       69.24      156.75        1.68          --
Growth Fund (Division 15).......................     46.40        0.18          --          --          --          --          --
Growth & Income Fund (Division 16)..............     30.55       (0.68)         --          --          --          --          --
Capital Conservation Fund (Division 7)..........     19.58       (7.04)      10.88        7.55       16.00       (1.28)      10.63
Government Securities Fund (Division 8).........     16.31       (5.44)       9.70        6.14       13.59        4.91       11.03
International Government Bond Fund (Division
 13)............................................     17.63        3.42       13.08        2.05        9.05          --          --
Social Awareness Fund (Division 12).............     37.57       (2.42)       6.84        2.31       26.63       (2.21)       1.00
Science & Technology Fund (Division 17).........     60.07       24.77          --          --          --          --          --
Money Market Fund (Division 6)..................      4.51        2.77        1.67        2.22        4.49        6.83        7.92
Timed Opportunity Fund (Division 5).............     23.55       (2.29)       8.19       (1.71)      20.13       (3.38)      15.81
Templeton Asset Allocation Fund (Division 19)...     21.02       (4.24)      24.59        6.74       26.13       (9.13)      11.86


                    DIVISION                       1988        1987        1986
------------------------------------------------  -------     -------     -------
                                                   <
Stock Index Fund (Division 10)..................    13.13%     (14.38)%        --
MidCap Index Fund (Division 4)..................    13.06       (5.10)       2.43%
Small Cap Index Fund (Division 14)..............       --          --          --
International Equities Fund (Division 11).......       --          --          --
Templeton International Fund (Division 20)......       --          --          --
Dreyfus Small Cap Fund (Division 18)............       --          --          --
Growth Fund (Division 15).......................       --          --          --
Growth & Income Fund (Division 16)..............       --          --          --
Capital Conservation Fund (Division 7)..........     5.92       (2.78)       4.77
Government Securities Fund (Division 8).........     4.95       (3.26)       4.61
International Government Bond Fund (Division
 13)............................................       --          --          --
Social Awareness Fund (Division 12).............       --          --          --
Science & Technology Fund (Division 17).........       --          --          --
Money Market Fund (Division 6)..................     5.72        4.50        4.05
Timed Opportunity Fund (Division 5).............     8.63        7.31        8.93
Templeton Asset Allocation Fund (Division 19)...     2.37          --          --

                                                    CUMULATIVE CHANGE IN PURCHASE UNIT VALUE FOR EACH PERIOD END SINCE 12/31/85*
                                                   -------------------------------------------------------------------------------
                    DIVISION                        1995        1994        1993        1992        1991        1990        1989
-------------------------------------------------  -------     -------     -------     -------     -------     -------     -------
Stock Index Fund (Division 10)...................   134.39%      72.41%      72.93%      58.97%      50.56%      17.90%      23.88%
MidCap Index Fund (Division 4)...................   110.89       63.18       71.23       53.19       40.81       16.56       29.80
Small Cap Index Fund (Division 14)...............    54.49       22.23       27.72       11.28          --          --          --
International Equities Fund (Division 11)........    15.65        5.45       (1.36)     (23.29)     (10.48)     (18.66)       2.84
Templeton International Fund (Division 20).......    49.52       30.77       35.49       (6.89)         --          --          --
Dreyfus Small Cap Fund (Division 18).............   898.25      681.25      634.77      341.81      161.05        1.68          --
Growth Fund (Division 15)........................    46.67        0.18          --          --          --          --          --
Growth & Income Fund (Division 16)...............    29.66       (0.68)         --          --          --          --          --
Capital Conservation Fund (Division 7)...........    81.20       51.53       63.01       47.02       36.69       17.84       19.36
Government Securities Fund (Division 8)..........    79.95       54.72       63.62       49.15       40.52       23.71       17.92
International Government Bond Fund (Division
 13).............................................    53.08       30.14       25.83       11.28        9.05          --          --
Social Awareness Fund (Division 12)..............    83.51       33.39       36.70       27.95       25.06       (1.23)       1.00
Science & Technology Fund (Division 17)..........    99.72       24.77          --          --          --          --          --
Money Market Fund (Division 6)...................    54.58       47.91       43.93       41.57       38.49       32.54       24.06
Timed Opportunity Fund (Division 5)..............   119.10       77.34       81.50       67.76       70.68       42.08       47.05
Templeton Asset Allocation Fund (Division 19)....   102.27       67.14       74.53       40.09       31.24        4.05       14.50


                    DIVISION                        1988        1987        1986
-------------------------------------------------  -------     -------     -------
                                                   <C
Stock Index Fund (Division 10)...................    (3.13)%    (14.38)%        --
MidCap Index Fund (Division 4)...................     9.91       (2.79)       2.43
Small Cap Index Fund (Division 14)...............       --          --          --
International Equities Fund (Division 11)........       --          --          --
Templeton International Fund (Division 20).......       --          --          --
Dreyfus Small Cap Fund (Division 18).............       --          --          --
Growth Fund (Division 15)........................       --          --          --
Growth & Income Fund (Division 16)...............       --          --          --
Capital Conservation Fund (Division 7)...........     7.89        1.86        4.77
Government Securities Fund (Division 8)..........     6.21        1.20        4.61
International Government Bond Fund (Division
 13).............................................       --          --          --
Social Awareness Fund (Division 12)..............       --          --          --
Science & Technology Fund (Division 17)..........       --          --          --
Money Market Fund (Division 6)...................    14.95        8.73        4.05
Timed Opportunity Fund (Division 5)..............    26.98       16.89        8.93
Templeton Asset Allocation Fund (Division 19)....     2.37          --          --

------------

* For the year in which a Division was initiated, less than a full year's performance has been reflected. Actual, not annualized, performance is reflected. See footnote to Table I above for the inception date of each Division. As noted above, effective October 1, 1991, the Fund underlying the MidCap Index Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Historical data prior to October 1, 1991 reflect investment experience prior to these changes. Investment experience for this Division subsequent to October 1, 1991 has been as follows: for the period from October 1, 1991 through December 31, 1991, the change in purchase unit value was 11.63%; for the period from October 1, 1991 through December 31, 1992, the cumulative change in purchase unit value was 21.43%; for the period from October 1, 1991 through December 31, 1993, the cumulative change in purchase unit value was 35.74%; for the period from October 1, 1991 through December 31, 1994, the cumulative change in purchase unit value was 29.36% and for the period from October 1, 1991 through December 31, 1995 the cumulative change in purchase unit value was 67.18.

See "How to Review Investment Performance of Separate Account Divisions" in the prospectus for information about how these returns were calculated.

HYPOTHETICAL $10,000 ACCOUNT VALUE AND

CUMULATIVE RETURN AS COMPARED TO BENCHMARKS TABLES.


     The following tables show the Hypothetical $10,000 Account Value and Cumulative Return of each Division as compared to the benchmarks shown. Because the Funds underlying Divisions Fifteen, Sixteen and Seventeen began operations on April 29, 1994, performance information for those Divisions is based on performance of comparable funds managed by the subadvisers for the Funds. The performance information presented for all other Divisions represents actual Fund performance.


     These performance calculations for the Divisions, and the methods used for calculating them, are explained in the prospectus. (See "How To Review Investment Performance of Separate Account Divisions" and "Variable Account Options" in the prospectus.)



     These tables compare hypothetical investment performance and percentage changes in Purchase Unit values with the results of several benchmarks, representing unmanaged market indices. The performance information has been adjusted to reflect mortality and expense risk charges. Surrender charges, maintenance charges and premium taxes are not deducted. The effect of these charges is to reduce total return to a Contract Owner. The comparisons should be considered in light of the investment policies and objectives of the Funds. Rates of return for the Divisions include reinvestment of investment income, including capital gains, interest and dividends. The rates of return on the market indices also have been adjusted to reflect reinvestment of interest and dividends.



     Price returns for the market indices are calculated by subtracting the price level at the beginning of the year from the price level at the end of the year and dividing the difference by the price level at the beginning of the year. To calculate dollar values for the indices' Hypothetical $10,000 Account Value presentation, price index values were substituted for Unit values in the calculation described in the prospectus, and where applicable, dividend yields were then added to determine the total returns applied in the dollar value calculations. Similarly, to calculate Cumulative Return for the indices, the Cumulative Return calculation described in the prospectus for Unit values of the Divisions is used, substituting the Hypothetical $10,000 Account Value at the end of each year for the Purchase Unit Value. No sales load, administrative charges, or any other expenses have been deducted from the index calculations.


     Additionally, the performance of a Division may from time to time be compared with other Indexes which have been deemed by the Company relevant to the Division.

     These benchmarks do not reflect any charges for investment advisory fees, brokerage commissions or other fees and expenses of the type charged at either the Separate Account or Fund level. Therefore, the comparisons with these benchmarks are of limited use.

     THE PERFORMANCE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY A PARTICULAR PARTICIPANT.

PERFORMANCE COMPARED TO MARKET INDICES

     The performance of Stock Index Division Ten, Social Awareness Division Twelve, the Growth Division Fifteen, the Growth & Income Division Sixteen, and the Science & Technology Division Seventeen may be compared to the record of the Standard & Poor's(R) Corporation ("S&P(R)")* Composite Stock Price Index ("S&P 500 Index"). The S&P 500(R) Index is a well known measure of the price performance of 500 leading larger domestic stocks which represents approximately 80% of the market capitalization of the United States equity market. The index is an unmanaged weighted index of 500 industrial, transportation, utility and financial companies.

     The performance of MidCap Index Division Four may be compared to the record of the S&P MidCap 400 Index. The S&P MidCap 400 Index

---------------

* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "S&P MidCap 400(R) Index" are trademarks of Standard and Poor's Corporation. Neither the MidCap Index Fund nor the Stock Index Fund is sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in these Funds.

was developed in 1991 by S&P to track the stock market performance of medium-capitalization domestic stocks. The S&P MidCap 400 Index is market weighted and consists of 400 stocks of domestic companies having a median market capitalization of approximately $600 million. Stocks included in the S&P MidCap 400 Index are chosen on the basis of their market size, liquidity and industry group representation. No stocks included in the S&P 500 Index are included in the S&P MidCap 400 Index.

     The performance of Money Market Division Six may be compared to the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index. The index is a money market index which reflects the average rate paid by New York Banks on certificates of deposit of more than $100,000. The Index for 30 days is published daily.


     The performance of Capital Conservation Division Seven may be compared to the Merrill Lynch Corporate Master Index. The Merrill Lynch Corporate Master Index consists of an index of approximately 4000 corporate bond holdings of which assets are rated BBB3 to AAA. The average years to maturity of these corporate bond holdings are approximately 12 years.



     Performance of Government Securities Division Eight may be compared to the Lehman Brothers U.S. Treasury Composite Index. The Lehman Brothers U.S. Treasury Composite Index consists of an index of approximately 170 government securities issues with all such issues having a maturity of greater than one year.


     The performance of International Equities Division Eleven may be compared to the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index, which commenced in 1969, is an unmanaged stock index consisting of more than 1,000 companies from Europe, Australia and the Far East. The index is capitalization weighted. It is a well known measure for international stock performance. Total returns (with income reinvested) for the EAFE Index are published using two methods. The first method includes gross income (income earned without subtracting foreign income taxes which may be withheld from foreign investors). The second method includes net income (income earned after subtracting estimated foreign taxes). The Division currently compares its performance with the index using the second method.


     The performance of the International Government Bond Fund Division Thirteen may be compared to the Salomon Brothers Non-US Dollar World Government Bond Index ("Salomon Index"). Total returns with income reinvested for the Salomon index are published using two methods. The first method includes gross income (income earned without subtracting foreign income taxes which may be withheld from foreign investors). The second method includes net income (income earned after subtracting estimated foreign taxes). The Division currently compares its performance with the index using the second method. The Salomon Index is an unmanaged aggregate index composed of 650 issues from thirteen foreign countries. These countries include Austria, Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.


     The performance of the Small Cap Index Division Fourteen and the Dreyfus Small Cap Division Eighteen may be compared with the Russell 2000(R) Index ("Russell 2000").** The Russell 2000 was developed in 1984 by the Frank Russell Company to track the stock market performance of small capitalization domestic stocks. The Russell 2000 is market weighted and consists of approximately 2000 stocks. Stocks included in the Russell 2000 are chosen by the Frank Russell Company on the basis of their market size.

The performance of Timed Opportunity Division Five may be compared to a benchmark comprised of a weighted average of three market sectors corresponding to the three market sectors in which the Division, through the Timed Opportunity Fund, will invest as follows: 55% in equity securities, 35% in intermediate or long-term debt securities and 10% in money market or short-term debt securities, regardless of the Division's actual asset allocation. The performance of the equity securities sector of the Division may be

---------------

** The Russell 2000(R) Index is a trademark/service mark of the Frank Russell
   Company. Russell TM is a trademark of the Frank Russell Company.

compared to the S&P 500 Index. The performance of the intermediate or long-term debt securities sector may be compared to the Merrill Lynch Corporate and Government Master Index. The Merrill Lynch Corporate and Government Master Index consists of an index of approximately 6,700 corporate and government bond holdings. The average maturity of these corporate bond holdings is approximately 10 years. The performance of the money market or short-term debt securities sector may be compared to the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index.



     The performance of the Templeton Asset Allocation Division Nineteen may be compared to a benchmark comprised of a weighted average of three market sectors corresponding to the sectors in which the Division, through the Templeton Asset Allocation Fund, will invest as follows: 55% in equity securities, 35% in intermediate or long-term debt securities and 10% in money market or short-term debt securities, regardless of the Division's actual asset allocation. The performance of the equity securities sector of the Division may be compared to the Morgan Stanley Capital International World Index ("MSCI World Index"). The performance of the intermediate or long-term debt securities sector may be compared to the Salomon Brothers World Government Bond Index ("Salomon World Index"). The performance of the money market or short-term debt securities sector may be compared to the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index. Total returns (with income reinvested) for the MSCI World Index and the Salomon World Index are published using two methods. The first method includes gross income (income earned without subtracting foreign income taxes which may be withheld from foreign investors). The second method includes net income (income earned after subtracting estimated foreign taxes). The Division currently compares its performance with these indexes using the second method. The MSCI World Index is an unmanaged capitalization weighted index consisting of more than 1,500 issues from 22 countries as well as certain South African gold mining issues. The countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Salomon World Index is an unmanaged aggregate index composed of approximately 820 issues from fourteen countries. The countries include Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.


     The performance of the Templeton International Division Twenty may be compared to the Morgan Stanley Capital International World Index ("MSCI World Index"). Total returns (with income reinvested) for the MSCI World Index is published using two methods. The first method includes gross income (income earned without subtracting foreign income taxes which may be withheld from foreign investors). The second method includes net income (income earned after subtracting estimated foreign taxes). The Division currently compares its performance with the index using the second method. The MSCI World Index is an unmanaged capitalization weighted index consisting of more than 1,500 issues from 22 countries as well as certain South African gold mining issues. The countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

See "How to Review Investment Performance of Separate Account Divisions" in the prospectus for information about how these returns were calculated.


Stock Index Division Ten Performance Compared to S&P 500 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
        ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE APRIL 20, 1987


                               STOCK INDEX                                        S&P 500
                              DIVISION TEN                                         INDEX
    -----------------------------------------------------------------             --------
    04/20/87...............................................  $ 10,000             $ 10,000
    12/31/87...............................................     8,562                8,722
    12/31/88...............................................     9,687               10,171
    12/31/89...............................................    12,388               13,394
    12/31/90...............................................    11,790               12,978
    12/31/91...............................................    15,056               16,932
    12/31/92...............................................    15,897               18,222
    12/31/93...............................................    17,293               20,059
    12/31/94...............................................    17,241               20,323
    12/31/95...............................................    23,439               27,960


                   CUMULATIVE RETURN COMPARED TO MARKET INDEX

                        (PERIOD ENDED DECEMBER 31, 1995)



                                                 SINCE
                                               INCEPTION*     5 YEARS       3 YEARS      1 YEAR
                                               ----------     -------       -------      ------
Investment Division
     Stock Index Division Ten.................   134.39%        98.80%       47.44%       35.95%
Benchmark Comparison
     S&P 500 Index............................   179.60%       115.45%       53.44%       37.58%


---------------

* This Division was initiated on April 20, 1987.

MidCap Index Division Four* Performance Compared to S&P 500 Index and S&P MidCap 400 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 13, 1982


                                                                                      S&P
                                                                   S&P               MIDCAP
                       MIDCAP INDEX                                500                400
                      DIVISION FOUR                               INDEX              INDEX
    --------------------------------------------------           --------           --------
    10/13/82................................  $ 10,000           $ 10,000           $ 10,000
    12/31/82................................    10,096             11,352             11,564
    12/31/83................................    11,608             13,913             14,583
    12/31/84................................    11,721             14,786             14,755
    12/31/85................................    13,195             19,477             20,004
    12/31/86................................    13,516             23,113             23,247
    12/31/87................................    12,827             24,326             22,774
    12/31/88................................    14,502             28,367             27,527
    12/31/89................................    17,127             37,355             37,310
    12/31/90................................    15,380             36,195             35,401
    12/31/91................................    18,580             47,223             53,136
    12/31/92................................    20,213             50,820             59,466
    12/31/93................................    22,594             55,943             67,762
    12/31/94................................    21,532             56,681             65,332
    12/31/95................................    27,827             77,981             85,547

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX

                        (PERIOD ENDED DECEMBER 31, 1995)



                                    SINCE
                                  INCEPTION*     10 YEARS      5 YEARS       3 YEARS      1 YEAR
                                  ----------     --------      --------      -------      -------
Investment Division
     Division Four...............   178.27%       110.89%        80.93%       37.67%       29.24%
Benchmark Comparison
     S&P 500 Index...............   679.81%       300.37%       115.45%       53.44%       37.58%
     S&P MidCap 400 Index........   755.47%       327.64%       141.65%       43.86%       30.94%


---------------


  Effective October 1, 1991, the Capital Accumulation Fund changed its name to the MidCap Index Fund and revised its investment objective, investment program and investment restrictions accordingly, pursuant to contract owner vote. Selected purchase unit data for the last ten years for this Division appears in the prospectus. Figures appearing above for the S&P MidCap 400 Index for years prior to 1991 are based on estimates provided by Standard & Poor's for illustrative purposes.


* This Division was initiated on October 13, 1982.

Small Cap Index Division Fourteen Performance Compared to Russell 2000 Index(R)

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
         ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE MAY 1, 1992


                                                                                  RUSSELL
                             SMALL CAP INDEX                                        2000
                            DIVISION FOURTEEN                                      INDEX
    -----------------------------------------------------------------             --------
    05/01/92...............................................  $ 10,000             $ 10,000
    12/31/92...............................................    11,128               11,416
    12/31/93...............................................    12,772               13,571
    12/31/94...............................................    12,223               13,324
    12/31/95...............................................    15,449               17,114


                   CUMULATIVE RETURN COMPARED TO MARKET INDEX

                        (PERIOD ENDED DECEMBER 31, 1995)



                                                               SINCE
                                                              INCEPTION*   3 YEARS      1 YEAR
                                                              -------      -------      -------
Investment Division
     Small Cap Index Division Fourteen......................   54.49%       38.83%       26.39%
Benchmark Comparison
     Russell 2000...........................................   71.14%       49.92%       28.45%

---------------

* This Division was initiated May 1, 1992.

International Equities Division Eleven Performance Compared to EAFE Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 2, 1989


                         INTERNATIONAL EQUITIES                                     EAFE
                             DIVISION ELEVEN                                       INDEX
    -----------------------------------------------------------------             --------
    10/02/89...............................................  $ 10,000             $ 10,000
    12/31/89...............................................    10,284               10,467
    12/31/90...............................................     8,134                8,013
    12/31/91...............................................     8,952                8,984
    12/31/92...............................................     7,671                7,891
    12/31/93...............................................     9,864               10,460
    12/31/94...............................................    10,545               11,274
    12/31/95...............................................    11,565               12,537

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1995)


                                                 SINCE
                                               INCEPTION*    5 YEARS      3 YEARS      1 YEAR
                                               ----------    -------      -------      ------
Investment Division
     International Equities Division Eleven...   15.65%       42.17%       50.75%        9.67%
Benchmark Comparison
     EAFE Index...............................   25.37%       56.46%       58.88%       11.21%


---------------

* This Division was initiated on October 2, 1989.

Templeton International Division Twenty Performance Compared to MSCI World Index

                      HYPOTHETICAL $10,000 ACCOUNT VALUE*
         ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE MAY 1, 1992


                                                                                     MSCI
                          TEMPLETON INTERNATIONAL                                   WORLD
                              DIVISION TWENTY                                       INDEX
    --------------------------------------------------------------------           --------
    05/01/92.................................................   $ 10,000           $ 10,000
    12/31/92.................................................      9,311             10,182
    12/31/93.................................................     13,549             12,474
    12/31/94.................................................     13,077             13,107
    12/31/95.................................................     14,952             15,823


                  CUMULATIVE RETURN COMPARED TO MARKET INDEX*

                        (PERIOD ENDED DECEMBER 31, 1995)



                                                             SINCE
                                                           INCEPTION*    3 YEARS      1 YEAR*
                                                           ----------    -------      -------
Investment Division
     Templeton International Division Twenty..............   49.52%       60.58%       14.34%
Benchmark Comparison
     MSCI World Index.....................................   58.23%       55.39%       20.72%


---------------

* The hypothetical account illustration and cumulative returns were calculated on a pro forma basis. Therefore, the inception date used for the Templeton International Fund Division 20 was May 1, 1992, the inception of the underlying fund. Current contract charges have been assessed in determining pro forma hypothetical account values and cumulative returns.

Dreyfus Small Cap Division Eighteen Performance Compared to Russell 2000

                      HYPOTHETICAL $10,000 ACCOUNT VALUE*
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE AUGUST 31, 1990


                             DREYFUS SMALL CAP                                     RUSSELL
                             DIVISION EIGHTEEN                                      INDEX
    --------------------------------------------------------------------           --------
    08/31/90.................................................   $ 10,000           $ 10,000
    12/31/90.................................................     10,168              9,577
    12/31/91.................................................     26,105             13,996
    12/31/92.................................................     44,181             16,572
    12/31/93.................................................     73,477             19,701
    12/31/94.................................................     78,125             19,341
    12/31/95.................................................     99,825             24,844

                  CUMULATIVE RETURN COMPARED TO MARKET INDEX*

                        (PERIOD ENDED DECEMBER 31, 1995)



                                                SINCE
                                              INCEPTION*    5 YEARS      3 YEARS      1 YEAR
                                              ----------    -------      -------      ------
Investment Division
     Dreyfus Small Cap Division Eighteen.....   898.25%      881.77%      125.94%      27.78%
Benchmark Comparison
     Russell 2000............................   115.21%      159.41%       49.92%      28.45%


---------------

* The hypothetical account illustration and cumulative returns were calculated on a pro forma basis. Therefore, the inception date used for the Dreyfus Small Cap Fund Division 18 was August 31, 1990, the inception of the underlying fund. Current contract charges have been assessed in determining pro forma hypothetical account values and cumulative returns.

Growth Division Fifteen Performance Compared to S&P 500 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE

      QUARTERLY VALUE OF A $10,000 STIPULATED PAYMENT MADE APRIL 29, 1994



                                   GROWTH                                          S&P 500
                              DIVISION FIFTEEN                                      INDEX
    --------------------------------------------------------------------           --------
    04/29/94.................................................   $ 10,000           $ 10,000
    06/30/94.................................................      9,527             10,042
    09/30/94.................................................     10,037             10,533
    12/31/94.................................................     10,018             10,532
    03/31/95.................................................     11,246             11,557
    06/30/95.................................................     12,241             12,660
    09/30/95.................................................     13,920             13,666
    12/31/95.................................................     14,667             14,489


                   CUMULATIVE RETURN COMPARED TO MARKET INDEX

                        (PERIOD ENDED DECEMBER 31, 1995)



                                                 SINCE
                                               INCEPTION*    5 YEARS      3 YEARS      1 YEAR
                                               ----------    -------      -------      ------
Investment Division
     Growth Division Fifteen..................   46.67%        --           --          46.40%
Benchmark Comparison
     S&P 500 Index............................   44.89%        --           --          37.58%


---------------

* The Fund underlying this Division was initiated on April 29, 1994.

Growth & Income Division Sixteen Compared to S&P 500 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
      QUARTERLY VALUE OF A $10,000 STIPULATED PAYMENT MADE APRIL 29, 1994


                              GROWTH & INCOME                                      S&P 500
                              DIVISION SIXTEEN                                      INDEX
    --------------------------------------------------------------------           --------
    04/29/94.................................................   $ 10,000           $ 10,000
    06/30/94.................................................      9,479             10,042
    09/30/94.................................................     10,033             10,533
    12/31/94.................................................      9,932             10,532
    03/31/95.................................................     10,762             11,557
    06/30/95.................................................     11,473             12,660
    09/30/95.................................................     12,621             13,666
    12/31/95.................................................     12,966             14,489

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX

                        (PERIOD ENDED DECEMBER 31, 1995)



                                                 SINCE
                                               INCEPTION*    5 YEARS      3 YEARS      1 YEAR
                                               ----------    -------      -------      ------
Investment Division
     Growth & Income Division Sixteen.........   29.66%        --           --          30.55%
Benchmark Comparison
     S&P 500 Index............................   44.89%        --           --          37.58%


---------------

* The Fund underlying this Division was initiated on April 29, 1994.

Capital Conservation Division Seven Performance Compared to Merrill Lynch Corporate Master Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE JANUARY 16, 1986


                                                                                   MERRILL
                                                                                    LYNCH
                            CAPITAL CONSERVATION                               CORPORATE MASTER
                               DIVISION SEVEN                                       INDEX
    --------------------------------------------------------------------       ----------------
    01/16/86.................................................   $ 10,000           $ 10,000
    12/31/86.................................................     10,477             11,609
    12/31/87.................................................     10,186             11,823
    12/31/88.................................................     10,789             12,976
    12/31/89.................................................     11,936             14,808
    12/31/90.................................................     11,784             15,899
    12/31/91.................................................     13,669             18,799
    12/31/92.................................................     14,702             20,514
    12/31/93.................................................     16,301             23,064
    12/31/94.................................................     15,153             22,288
    12/31/95.................................................     18,120             27,097


                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1995)


                                                SINCE
                                              INCEPTION*     5 YEARS      3 YEARS      1 YEAR
                                              ----------     -------      -------      ------
Investment Division
     Capital Conservation Division Seven.....    81.20%       53.77%       23.25%       19.58%
Benchmark Comparison
     Merrill Lynch Corporate Master Index....   170.97%       70.43%       32.09%       21.58%


---------------

* This Division was initiated on January 16, 1986.

Government Securities Division Eight Performance Compared to Lehman Brothers U.S. Treasury
Composite Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE JANUARY 16, 1986


                                                                                     U.S.
                           GOVERNMENT SECURITIES                                   TREASURY
                               DIVISION EIGHT                                  COMPOSITE INDEX
    --------------------------------------------------------------------       ---------------
    01/16/86.................................................   $ 10,000           $ 10,000
    12/31/86.................................................     10,461             11,630
    12/31/87.................................................     10,120             11,862
    12/31/88.................................................     10,621             12,694
    12/31/89.................................................     11,792             14,516
    12/31/90.................................................     12,371             15,765
    12/31/91.................................................     14,052             18,187
    12/31/92.................................................     14,915             19,502
    12/31/93.................................................     16,362             21,597
    12/31/94.................................................     15,472             20,857
    12/31/95.................................................     17,995             24,684


                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1995)


                                                SINCE
                                              INCEPTION*     5 YEARS      3 YEARS      1 YEAR
                                              ----------     -------      -------      ------
Investment Division
     Government Securities Division Eight....    79.95%       45.46%       20.65%       16.31%
Benchmark Comparison
     U.S. Treasury Composite Index...........   146.84%       56.57%       26.57%       18.35%


---------------

* This Division was initiated on January 16, 1986.

International Government Bond Division Thirteen Performance Compared to Salomon Brothers
Non-U.S. Dollar World Government Bond Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 1, 1991


                                                                                   SALOMON
                                                                                    BROS.
                                                                                   NON-U.S.
                                                                                    DOLLAR
                                                                                    WORLD
                                                                                  GOVERNMENT
                       INTERNATIONAL GOVERNMENT BOND                                 BOND
                             DIVISION THIRTEEN                                      INDEX
    --------------------------------------------------------------------          ---------
    10/01/91.................................................   $ 10,000           $ 10,000
    12/31/91.................................................     10,905             11,042
    12/31/92.................................................     11,128             11,540
    12/31/93.................................................     12,583             13,246
    12/31/94.................................................     13,014             13,999
    12/31/95.................................................     15,308             16,692

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1995)


                                                             SINCE
                                                           INCEPTION*    3 YEARS      1 YEAR
                                                           ----------    -------      ------
Investment Division
     International Government Bond Division Thirteen......   53.08%       37.56%       17.63%
Benchmark Comparison
     Salomon Bros. Non-U.S. Dollar World Government Bond
       Index..............................................   66.92%       44.64%       19.23%


---------------

* This Division was initiated on October 1, 1991.

Social Awareness Division Twelve Performance Compared to S&P 500 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 2, 1989


                              SOCIAL AWARENESS                                     S&P 500
                              DIVISION TWELVE                                       INDEX
    --------------------------------------------------------------------           --------
    10/02/89.................................................   $ 10,000           $ 10,000
    12/31/89.................................................     10,100             10,214
    12/31/90.................................................      9,877              9,897
    12/31/91.................................................     12,506             12,912
    12/31/92.................................................     12,795             13,896
    12/31/93.................................................     13,670             15,297
    12/31/94.................................................     13,339             15,499
    12/31/95.................................................     18,351             21,323


                   CUMULATIVE RETURN COMPARED TO MARKET INDEX

                        (PERIOD ENDED DECEMBER 31, 1995)



                                               SINCE
                                             INCEPTION*     5 YEARS      3 YEARS      1 YEAR
                                             ----------     -------      -------      ------
Investment Division
     Social Awareness Division Twelve.......    83.51%       85.80%       43.42%       37.57%
Benchmark Comparison
     S&P 500 Index..........................   113.23%      115.45%       53.44%       37.58%


---------------

* This Division was initiated on October 2, 1989.

Science & Technology Division Seventeen Compared to S&P 500 Index.

                       HYPOTHETICAL $10,000 ACCOUNT VALUE

      QUARTERLY VALUE OF A $10,000 STIPULATED PAYMENT MADE APRIL 29, 1994



                            SCIENCE & TECHNOLOGY                                   S&P 500
                             DIVISION SEVENTEEN                                     INDEX
    --------------------------------------------------------------------           --------
    04/29/94.................................................   $ 10,000           $ 10,000
    06/30/94.................................................      9,457             10,042
    09/30/94.................................................     11,316             10,533
    12/31/94.................................................     12,477             10,532
    03/31/95.................................................     13,753             11,557
    06/30/95.................................................     16,805             12,660
    09/30/95.................................................     19,444             13,666
    12/31/95.................................................     19,972             14,489

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1995)


                                                 SINCE
                                               INCEPTION*    5 YEARS      3 YEARS      1 YEAR
                                               ----------    -------      -------      ------
Investment Division
     Science & Technology Division
       Seventeen..............................   99.72%        --           --          60.07%
Benchmark Comparison
     S&P 500 Index............................   44.89%        --           --          37.58%


---------------

* The Fund underlying this Division was initiated on April 29, 1994.

Money Market Division Six Performance Compared to Certificate of Deposit Primary Offering by
New York City Banks, 30 Day Index (Primary CD Index)

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE JANUARY 16, 1986


                                MONEY MARKET                                       PRIMARY
                                DIVISION SIX                                       CD INDEX
    --------------------------------------------------------------------           --------
    01/16/86.................................................   $ 10,000           $ 10,000
    12/31/86.................................................     10,405             10,591
    12/31/87.................................................     10,873             11,253
    12/31/88.................................................     11,495             12,083
    12/31/89.................................................     12,406             13,130
    12/31/90.................................................     13,254             14,181
    12/31/91.................................................     13,849             14,955
    12/31/92.................................................     14,157             15,427
    12/31/93.................................................     14,393             15,826
    12/31/94.................................................     14,791             16,390
    12/31/95.................................................     15,458             17,200


                   CUMULATIVE RETURN COMPARED TO MARKET INDEX

                        (PERIOD ENDED DECEMBER 31, 1995)



                                                    SINCE
                                                  INCEPTION*    5 YEARS      3 YEARS      1 YEAR
                                                  ----------    -------      -------      ------
Investment Division
     Money Market Division Six...................   54.58%       16.63%        9.19%       4.51%
Benchmark Comparison
     Primary CD Index............................   72.00%       21.29%       11.50%       4.94%


---------------

* This Division was initiated on January 16, 1986.

Timed Opportunity Division Five Performance Compared to S&P 500 Index, Merrill Lynch Corporate and Government Master Index and Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
      ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE SEPTEMBER 6, 1983


                           TIMED OPPORTUNITY                            S&P 500      BLENDED
                             DIVISION FIVE                               INDEX        INDEX*
    ---------------------------------------------------------------     --------     --------
    09/06/83............................................   $ 10,000     $ 10,000     $ 10,000
    12/31/83............................................      9,857       10,156       10,252
    12/31/84............................................      9,853       10,793       11,269
    12/31/85............................................     11,004       14,217       14,177
    12/31/86............................................     11,987       16,871       16,536
    12/31/87............................................     12,862       17,757       17,472
    12/31/88............................................     13,973       20,706       19,669
    12/31/89............................................     16,182       27,267       24,213
    12/31/90............................................     15,634       26,420       24,748
    12/31/91............................................     18,782       34,470       30,404
    12/31/92............................................     18,460       37,095       32,608
    12/31/93............................................     19,973       40,834       35,770
    12/31/94............................................     19,515       41,373       35,769
    12/31/95............................................     24,110       56,921       45,566


                   CUMULATIVE RETURN COMPARED TO MARKET INDEX

                        (PERIOD ENDED DECEMBER 31, 1995)



                                          SINCE
                                        INCEPTION**   10 YEARS    5 YEARS     3 YEARS    1 YEAR
                                        -----------   --------    -------     -------    ------
Investment Division
     Timed Opportunity Division Five...   141.10%     119.10%      54.21%     30.61%     23.55%
Benchmark Comparison
     S&P 500 Index.....................   469.21%     300.37%     115.45%     53.44%     37.58%
     Blended Index*....................   355.66%     221.41%      84.12%     39.74%     27.39%


---------------

 * The Blended Index reflects an allocation of investments in the following
   Indexes: 55% of investments included in the S&P 500 Index, 35% of investments included in the Merrill Lynch Corporate and Government Master Index, and 10% of investments included in the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index.

** This Division was initiated on September 6, 1983.

Templeton Asset Allocation Division Nineteen Performance Compared to MSCI World Index, Salomon Brothers World Government Bond Index and Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index

                      HYPOTHETICAL $10,000 ACCOUNT VALUE*
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE AUGUST 24, 1988


                                                                    MSCI
                    TEMPLETON ASSET ALLOCATION                     WORLD             BLENDED
                        DIVISION NINETEEN                          INDEX             INDEX**
    ----------------------------------------------------------    --------           --------
    08/24/88.......................................   $ 10,000    $ 10,000           $ 10,000
    12/31/88.......................................     10,237      11,432             11,074
    12/31/89.......................................     11,450      13,330             12,346
    12/31/90.......................................     10,405      11,062             11,737
    12/31/91.......................................     13,124      13,084             13,649
    12/31/92.......................................     14,009      12,401             13,553
    12/31/93.......................................     17,453      15,191             15,883
    12/31/94.......................................     16,714      15,962             16,522
    12/31/95.......................................     20,227      19,270             19,578


                  CUMULATIVE RETURN COMPARED TO MARKET INDEX*
                        (PERIOD ENDED DECEMBER 31, 1995)


                                               SINCE
                                             INCEPTION*     5 YEARS      3 YEARS       1 YEAR
                                             ----------     -------      -------       -------
Investment Division
     Templeton Asset Allocation Division
       Nineteen.............................   102.27%       94.40%       44.39%        21.02%
Benchmark Comparison**
     MSCI World Index.......................    92.70%       74.20%       55.39%        20.72%
     Blended Index..........................    95.78%       66.80%       44.45%        18.49%


---------------

 * The hypothetical account illustration and cumulative returns were calculated on a pro forma basis. Therefore, the inception date used for the Templeton Asset Allocation Fund Division 19 was August 24, 1988, the inception of the underlying fund. Current contract charges have been assessed in determining pro forma hypothetical account values and cumulative returns.

** The Blended Index reflects an allocation of investments in the following
   Indexes: 55% of investments included in the MSCI World Index, 35% of investments included in the Salomon Brothers World Government Bond Index and 10% of investments included in the Certificate of Deposit Primary Offering by New York City Bank, 30 Day index.

                                PAYOUT PAYMENTS

ASSUMED INVESTMENT RATE


     The discussion concerning the amount of payout payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described in this prospectus as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.


AMOUNT OF PAYOUT PAYMENTS


     The amount of the first variable annuity payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date payout payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

     The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the 1983 Table A (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

     The portion of the first monthly variable payout payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

     In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous payout payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

     Therefore, the dollar amount of variable payout payments after the first will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first payout payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first payout payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

     Each deferred Contract provides that, when fixed payout payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.


PAYOUT UNIT VALUE


     The value of a Payout Unit is calculated at the same time that the value of an Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

     The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.



                ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE


     Example 8.


     1. Payout Unit value, beginning of period..............................  $  .980000
     2. Net investment factor for Period (see Example 3)....................    1.023558
     3. Daily adjustment for 3 1/2% Assumed Investment Rate.................     .999906
     4. (2)X(3).............................................................    1.023462
     5. Payout Unit value, end of period (1)X(4)............................  $ 1.002993

                        ILLUSTRATION OF PAYOUT PAYMENTS

     Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain


     1. Number of Purchase Units at Payout Date........................    10,000.00
     2. Purchase Unit value (see Example 3)............................  $      1.800000
     3. Account Value of Contract (1)X(2)..............................  $ 18,000.00
     4. First monthly Payout Payment per $1,000 of Account Value.......  $      5.63
     5. First monthly Payout Payment (3)X(4)/1,000.....................  $    101.34
     6. Payout Unit value (see Example 10).............................  $       .980000
     7. Number of Payout Units (5)/(6).................................       103.408
     8. Assume Payout Unit value for second month equal to.............  $       .997000
     9. Second monthly Payout Payment (7)X(8)..........................  $    103.10
    10. Assume Payout Unit value for third month equal to..............  $       .953000
    11. Third monthly Payout Payment (7)X(10)..........................  $     98.55


                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

     The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.


     The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"). The principal underwriter for VALIC Separate Account A is the Underwriter as defined above, a wholly-owned subsidiary of the Company. The Underwriter's address is 2929 Allen Parkway, Houston, Texas 77019. The Underwriter is a Texas corporation organized in 1970 and is a member of the NASD.

     The licensed agents who sell the Contracts will be compensated for such sales by commissions ranging up to 5% of each Purchase Payment. Managers who supervise the agents will receive overriding commissions ranging up to 1% of Purchase Payments. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.)

     Pursuant to its underwriting agreement with the Underwriter and VALIC Separate Account A, the Company reimburses the Underwriter for reasonable sales expenses, including overhead expenses. Sales commissions for year 1995 were $44,476,000.


                                    EXPERTS


     The consolidated financial statements of the Company at December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995, and the financial statements of the Company's Separate Account A at December 31, 1995 and for each of the two years in the period then ended, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein. The financial statements audited by Ernst & Young LLP have been included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                        COMMENTS ON FINANCIAL STATEMENTS

     The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

     Divisions Four, Five, Six, Seven, Eight, Ten, Eleven, Twelve, Thirteen, Fourteen, Fifteen, Sixteen, Seventeen, Eighteen, Nineteen, and Twenty are the only Divisions available under the Contracts described in the Prospectus. The Separate Account financial statements contained herein reflect the composition of the Separate Account as of December 31, 1995, and for the fiscal year then ended.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A
                                 CONTRACT FORM
                               PORTFOLIO DIRECTOR

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

        Filed with Part A:


            Selected Purchase Unit Data for each Fund for the last ten years or since inception


        Filed with Part B:


        (i)  Audited Financial Statements (To Be Filed By Amendment)


             The Variable Annuity Life Insurance Company

                Report of Independent Auditors


                Consolidated Balance Sheet

                Consolidated Statement of Income

                Consolidated Statement of Changes in Stockholder Equity

                Consolidated Statement of Cash Flows


                Notes to Consolidated Financial Statements


        (ii)  Audited Financial Statements (To Be Filed By Amendment)


              The Variable Annuity Life Insurance Company Separate Account A --

                Report of Independent Auditors


                Statement of Net Assets

                Statement of Operations

                Statement of Changes in Net Assets

                Division Financial Statements


                Notes to Financial Statements


       All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions, are inapplicable, or the related information is included in the financial statements and therefore such schedules have been omitted.


     (b)  Exhibits


           1.        -- Resolutions adopted by The Variable Annuity Life Insurance Company
                     Board of Directors at its Annual Meeting of April 18, 1979 establishing
                        The Variable Annuity Life Insurance Company Separate Account A.
           2.        -- Not Applicable.

           3.         -- Underwriting Agreement between The Variable Annuity Life Insurance
                         Company, The Variable Annuity Life Insurance Company Separate Account A
                         and The Variable Annuity Marketing Company.

           4(a).      -- Specimen Individual Annuity Contract. (Form UIT-194).

           4(b)(i).   -- Specimen Group Annuity Contract. (Form UITG-194).

           4(b)(ii).  -- Specimen Individual Non-Qualified Annuity Contract. (Form UITN-194).

           4(b)(iii). -- Specimen Certificate of Participation under Group Annuity Contract.
                         (Form UITG-194P).

           4(b)(iv). -- Specimen Individual Retirement Account Annuity Contract. (Form
                        UIT-IRA-194).

           4(b)(v).  -- Specimen Simplified Employee Pension Contract (Form UIT-SEP-194).

           5(a).     -- Specimen Application for Annuity Contract.

           5(b).     -- Specimen Group Master Application.

           6(a).     -- Copy of Amended and Restated Articles of Incorporation of The
                        Variable Annuity Life Insurance Company.

           6(b).     -- Copy of Amendment Number One to Amended and Restated Articles of
                        Incorporation of The Variable Annuity Life Insurance Company (as
                        amended through April 28, 1989) effective March 28, 1990.

           7.        -- Not Applicable.

           8(a).     -- Participation Agreement between The Variable Annuity Life Insurance
                        Company and Templeton Variable Products Series Fund.

           8(b).     -- Participation Agreement between The Variable Annuity Life Insurance
                        Company and Dreyfus Variable Investment Fund.

           9.        -- Written Consent and Opinion of Cynthia A. Toles, Senior Associate
                        General Counsel and Secretary.

          10.        -- Consent of Independent Auditors [To Be Filed by Amendment]

          11.        -- Not Applicable.

          12.        -- Not Applicable.

          13.        -- Calculation of standard and nonstandard performance information.

          14.        -- Financial Data Schedule. (Exhibit 27 for purposes of electronic filing).

          15.        -- Confidential Personal Data Form which discloses Section 403(b)(11)
                        withdrawal restrictions as set forth in a no-action letter issued by the
                        SEC on November 28, 1988, and which requires the signed
                        acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions.

          16(a).     -- Copies of manually signed powers of attorney for The Variable Annuity
                        Life Insurance Company Directors Robert M. Devlin, Peter V. Tuters,
                        Stephen D. Bickel, Joe C. Osborne, and Sam Magee.

          16(b).     -- Copy of manually signed power of attorney for The Variable Annuity
                        Life Insurance Company Director Harold S. Hook.

          16(c).     -- Copy of manually signed power of attorney for The Variable Annuity
                        Life Insurance Company Director Austin P. Young.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The directors and principal officers of the Company are set forth below, together with their current principal occupations including any position with American General Corporation ("AGC"), the indirect parent of The Variable Annuity Life Insurance Company ("VALIC"), the depositor of the Registrant, and The Variable Annuity Marketing Company ("VAMCO"), the principal underwriter of the Contracts issued through the Registrant. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019.


       NAMES AND PRINCIPAL
        BUSINESS ADDRESS                   POSITIONS AND OFFICES HELD WITH DEPOSITOR
---------------------------------  ----------------------------------------------------------
Harold S. Hook...................  Senior Chairman of the Board of Directors, VALIC.
                                   Chairman of the Board and Chief Executive Officer,
                                   American General Corporation.
Robert M. Devlin.................  Senior Chairman of the Board of Directors, VALIC.
                                   President, American General Corporation.
Peter V. Tuters..................  Director; Vice President and Chief Investment Officer,
                                   VALIC.
                                   Senior Vice President and Chief Investment Officer,
                                   American General Corporation.
Stephen D. Bickel................  Chairman and Chief Executive Officer, VALIC.
                                   Chairman of the Board of Directors, VAMCO.
Thomas L. West, Jr...............  Director, President, VALIC.
Austin P. Young..................  Director, VALIC. Senior Vice President and Chief Financial
                                   Officer, American General Corporation.
Sam E. Magee.....................  Director; Senior Vice President -- Operations, VALIC.
Joe C. Osborne...................  Director; Senior Vice President -- Marketing, VALIC.
                                   Director and President, VAMCO.
Brent C. Nelson..................  Director, Senior Vice President and Controller, Finance,
                                   VALIC.
J. David Crank...................  Vice President -- Group Plan Administration, VALIC.
Norman Jaskol....................  Vice President and Managing Director -- Investments,
                                   VALIC.
Ronald E. Kopke..................  Vice President -- Sales Operations, VALIC.
                                   Senior Vice President -- VAMCO.
William A. Wilson................  Vice President and General Counsel, VALIC.
Cynthia A. Toles.................  Secretary, VALIC.
                                   Director, Secretary and Assistant Treasurer, VAMCO.
James D. Bonsall.................  Treasurer, VALIC.
Jane E. Bates....................  Chief Compliance Officer, VALIC.
                                   Treasurer, VAMCO.
D. Lynne Walters.................  Tax Officer, VALIC.
                                   Tax Officer, VAMCO.
                                   Vice President -- Taxes, American General Corporation.


ITEM 26. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is controlled by the Registrant. The Registrant is a segregated asset account of the Company ("Depositor") established in accordance with the Texas Insurance Code. The Registrant supports benefits payable under Variable Annuity Contracts investing in American General Series Portfolio Company (the "Series Company"), the Templeton Asset Allocation Fund and Templeton International Fund (each a separate series of Templeton Variable Products Series
Fund), and Small Cap Portfolio of the Dreyfus Variable Investment Fund. The Registrant votes Series Company shares and shares held in Templeton Variable Products Series Fund and Dreyfus Variable Investment Fund only as directed by the contract owner. (See "Voting Rights" in the Prospectus for these Contracts.)

     The Depositor is indirectly wholly-owned by AGC (formerly American General Insurance Company.) Therefore, the Depositor and various companies affiliated with the Depositor may be deemed to be under common control with the Registrant. These companies, together with their state of incorporation and the identity of the owners of their common stock, are set forth in Exhibit 21, "Subsidiaries of American General Corporation," of the Form 10-K of AGC filed for the year ended December 31, 1995 (File No. 1-7981), which is incorporated herein by reference.

ITEM 27. NUMBER OF CONTRACT OWNERS


     As of December 31, 1995 a date within 90 days prior to the date of filing, there were 141,479 individual Contract Owners, 2,716 group Contract Owners of the qualified Contracts, offered by the Portfolio Director prospectus of the Registrant, and 5,665 individual Contract Owners and 7 group Contract Owners of the non-qualified Contracts offered by the Portfolio Director prospectus. The Registrant issues different contracts through other Registration Statements.


ITEM 28. INDEMNIFICATION

     Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees").

     The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

     Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

     Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

     Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon (i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and
(ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

     Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Act, and therefore may be unenforceable. In the event (a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Act will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) VAMCO acts as exclusive distributor and principal underwriter of the Registrant and as principal underwriter for the Series Company, a registered investment company.

     VAMCO also acts as underwriter for the Templeton Asset Allocation Fund and Templeton International Fund of Templeton Variable Products Series Fund and the Small Cap Portfolio of Dreyfus Variable Investment Fund, each an investment company.

     (b) The following information is furnished with respect to each officer and director of VAMCO:


               NAME AND PRINCIPAL                         POSITIONS AND OFFICES
                BUSINESS ADDRESS                               WITH VAMCO
    -----------------------------------------   -----------------------------------------
    Stephen D. Bickell(1)....................   Chairman of the Board of Directors
    Joe C. Osborne(1)........................   Director and President
    Cynthia A. Toles(1)......................   Director, Secretary and Assistant
                                                Treasurer
    Ronald E. Kopke(1).......................   Senior Vice President
    Jane E. Bates(1).........................   Treasurer
    D. Lynne Walters(1)......................   Tax Officer
    Todd M. Adams............................   Vice President
    8500 Normandale Lake Blvd.
    Suite 750
    Bloomington, MN 55437
    Robert F. Bendall........................   Vice President
    Two Summit Park Drive
    Suite 410
    Independence, OH 44131
    Edward K. Boero..........................   Vice President
    222 South Harbor Blvd.
    10th Floor
    Anaheim, CA 92805
    Steven P. Boero..........................   Vice President
    1900 O'Farrell Street
    Suite 390
    San Mateo, CA 94403-1311
    Joe H. Connell...........................   Vice President
    4722 N. 24th Street
    Suite 150
    Phoenix, AZ 85016
    James J. Costello........................   Vice President
    1767 Sentry Parkway West 19
    Suite 300
    Blue Bell, PA 19422
    Paige T. Davis...........................   Vice President
    7310 Ritchie Highway
    Suite 800
    Glen Burnie, MD 21060
    George E. Downing........................   Vice President
    100 Ashwood Center North
    Suite 100
    Atlanta, GA 30338
    Robert G. Fillmore.......................   Vice President
    90 Woodbridge Center Dr.
    Suite 410
    Woodbridge, NJ 07095
    James K. Graham..........................   Vice President
    1301 West Long Lake Road
    Suite 340
    Troy, MI 48098
    Richard R. Gumpert.......................   Vice President
    5400 LBJ Freeway
    Suite 1340
    Dallas, TX 75240
    Thomas N. Lange..........................   Vice President
    10006 N. Dale Mabry Hwy.
    Suite 113
    Tampa, FL 33618

               NAME AND PRINCIPAL                         POSITIONS AND OFFICES
                BUSINESS ADDRESS                               WITH VAMCO
    -----------------------------------------   -----------------------------------------
    Alden D. Lewis...........................   Vice President
    1800 S.W. First Avenue
    Suite 505
    Portland, OR 97201
    David R. Lyle............................   Vice President
    University Tower
    3100 Tower Road
    Suite 1601, Box 50
    Durham, NC 27707
    Sharon J. Novickas.......................   Vice President
    230 West Monroe
    Suite 1550
    Chicago, IL 60606
    Robert A. Obester........................   Vice President
    800 Gessner
    Suite 1280
    Houston, TX 77024
    F. William Scott.........................   Vice President
    410 Amherst Street
    Suite 250
    Nashua, NH 03063
    William G. Tubbs.........................   Vice President
    8555 North River Road
    Suite 420
    Indianapolis, IN 46240
    Donald R. Van Putten.....................   Vice President
    165 South Union Blvd. West
    Suite 1050
    Lakewood, CO 80228

---------------

(1) 2929 Allen Parkway, Houston, Texas 77019

     (c) VAMCO is the principal underwriter for the Registrant. The licensed agents who sell the forms of Contract covered by this registration statement are compensated for such sales by commissions paid by Depositor. These commissions do not result in any change to the Registrant or to Contract Owners, Participants, Annuitants or Beneficiaries in addition to the charges described in the prospectuses for the Contract.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of:

       The Variable Annuity Life Insurance Company
        2929 Allen Parkway
        Houston, Texas 77019

ITEM 31. MANAGEMENT SERVICES

     There have been no management-related services provided to the Separate Account for the last three fiscal years.

ITEM 32. UNDERTAKINGS

     VALIC hereby commits itself, on behalf of the Contract Owners, to the following undertakings:

          1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under he variable annuity contracts may be accepted;

          2. To include either (1) as part of any application to purchase a contract offer by the prospectus, a space that an applicant can check to request a Statement of Additional Information; or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information:

          3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

ITEM 33. WITHDRAWAL RESTRICTIONS FOR 403(B) PLANS

     The Tax Reform Act of 1986 added to the Internal Revenue Code a new Section 403(b)11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in
Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions in the Prospectus for Contracts of this Registration Statement.

     The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Investment Company Act of 1940 if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with
Section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

          (1) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the Contract;

          (2) Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contract;

          (3) Instruct sales representatives who solicit participants to purchase the Contract specifically to being the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

          (4) Obtain from each plan participant who purchases a Section 403(b) annuity Contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) the investment alternatives available under the employer's Section 403(b) arrangement, to which the participant may elect to transfer his contract value.

     The Company has complied, and is complying, with the provisions of paragraphs (1)-(4) above.

     The Company relies on Rule 6c-7 of the Investment Company Act of 1940 (the "Act") which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to this Contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

          (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

          (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of this Contract to Program participants;

          (c) instruct salespeople who solicit Program participants to purchase this Contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants.

          (d) obtain from each Program participant who purchases this Contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

     The Company has complied, and is complying, with the provisions of paragraphs (a)-(d) above.

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, The Variable Annuity Life Insurance Company, has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Houston, and State of Texas, on the 28th day of February, 1996.



                                            THE VARIABLE ANNUITY LIFE
                                              INSURANCE COMPANY



Attest: /s/ CYNTHIA A. TOLES                By: /s/ STEPHEN D. BICKEL
        -------------------------------         --------------------------------
            Cynthia A. Toles, Secretary             Stephen D. Bickel
                                                    Chief Executive Officer and
                                                    Director

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized and its seal to be hereunto affixed and attested, all in the city of Houston, and State of Texas, on the 28th day of February, 1996.


                                            THE VARIABLE ANNUITY LIFE
                                              INSURANCE COMPANY



                                            By:  The Variable Annuity Life
                                                   Insurance Company



Attest: /s/ CYNTHIA A. TOLES                By: /s/ STEPHEN D. BICKEL
        -------------------------------         --------------------------------
            Cynthia A. Toles, Secretary             Stephen D. Bickel
                                                    Chairman and
                                                    Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed below by the following persons in the capacities and on the date indicated.

Signature                                Title                              Date
---------                                -----                              ----


/s/ STEPHEN D. BICKEL          Chairman and Chief Executive           February 28, 1996
----------------------         Officer
    Stephen D. Bickel



/s/ THOMAS L. WEST, JR.        President and Director                 February 28, 1996
-----------------------
    Thomas L. West, Jr.



/s/ BRENT C. NELSON            Director, Senior Vice                  February 28, 1996
----------------------         President and Controller
    Brent C. Nelson



/s/ BRENT C. NELSON            Principal Accounting Officer           February 28, 1996
----------------------
    Brent C. Nelson



**                             Senior Chairman of the Board                      , 1996
----------------------         of Directors                           -----------
    Harold S. Hook




*                              Senior Chairman of the Board                      , 1996
----------------------         of Directors                           -----------
    Robert M. Devlin



*                              Vice President, Chief                             , 1996
----------------------         Investment Officer and Director        -----------
    Peter V. Tuters

Signature                                Title                              Date
---------                                -----                              ----


*                              Senior Vice President -                           , 1996
---------------------------    Marketing and Director                 -----------
    Joe C. Osborne



*                              Senior Vice President -                           , 1996
---------------------------    Operations and Director                -----------
    Sam E. Magee



*                              Director                                          , 1996
---------------------------                                           -----------
    Austin P. Young




*By: /s/ CYNTHIA A. TOLES                                             February 28, 1996
---------------------------
         Cynthia A. Toles
         Attorney-in-Fact


**BY: /s/ STEPHEN D. BICKEL                                           February 28, 1996
---------------------------
          Stephen D. Bickel
          Attorney-in-Fact

                                 EXHIBIT INDEX

                                                                                    SEQUENTIALLY
                                                                                     NUMBERED
  EXHIBIT NO.                                                                         PAGES*
----------------                                                                    -----------
   1.           -- Resolutions adopted by The Variable Annuity Life Insurance
                   Company Board of Directors at its Annual Meeting of April 18, 1979
                   establishing The Variable Annuity Life Insurance Company Separate
                   Account A.

   3.           -- Underwriting Agreement between The Variable Annuity Life
                   Insurance Company, The Variable Annuity Life Insurance Company
                   Separate Account A and The Variable Annuity Marketing Company.

   4(a).        -- Specimen Individual Annuity Contract (Form UITN-194)

   4(b)(i).     -- Specimen Group Annuity Contract (Form UITG-194).

   4(b)(ii).    -- Specimen Individual Non-Qualified Annuity Contract (Form
                   UITN-194).

   4(b)(iii).   -- Specimen Certificate of Participation under Group Annuity
                   Contract (Form UITG-194P).

   4(b)(iv).    -- Specimen Individual Retirement Annuity Contract (Form
                   UIT-IRA-194)

   4(b)(v).     -- Specimen Simplified Employee Pension Contract (Form UIT-SEP-194)

   5(a).        -- Specimen Application for Annuity Contract.

   5(b).        -- Specimen Group Master Application.

   6(a).        -- Copy of Amended and Restated Articles of Incorporation of The
                   Variable Annuity Life Insurance Company.

   6(b).        -- Copy of Amendment Number One to Amended and Restated Articles of
                   Incorporation of The Variable Annuity Life Insurance Company (as
                   amended through April 28, 1989) effective March 28, 1990.

   8(a).        -- Participation Agreement between The Variable Annuity Life
                   Insurance Company and Templeton Variable Products Series Fund.

   8(b).        -- Participation Agreement between The Variable Annuity Life
                   Insurance Company and Dreyfus Variable Investment Fund.

   9.           -- Written Consent and Opinion of Cynthia A. Toles, Senior
                   Associate, General Counsel and Secretary.

   13.          -- Calculation of standard and nonstandard performance information.

   14.          -- Financial Data Schedule (Exhibit 27 for purposes of electronic filing).

   15.          -- Confidential Personal Data Form which discloses Section
                   403(b)(ii) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section
                   403(b) annuities with regard to these withdrawal restrictions.

   16(a).       -- Copies of manually signed powers of attorney for The Variable
                   Annuity Life Insurance Company Directors Robert M. Devlin, Peter V.
                   Tuters, Stephen D. Bickel, Joe C. Osborne and Sam Magee.

   16(b).       -- Copy of manually signed power of attorney for The Variable
                   Annuity Life Insurance Company Director Harold S. Hook.

   16(c).       -- Copy of manually signed power of attorney of The Variable Annuity
                   Life Insurance Company Director Austin P. Young.

---------------

* Page numbers inserted in manually signed copy only